                                               REGISTRATION NO. 2-83631/811-3738

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                         Pre-Effective Amendment No. ___                     [ ]

                         Post-Effective Amendment No. 46                     [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                                Amendment No. 47                             [X]

                                 VALIC Company I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  713.831.5165
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          THE CORPORATION TRUST COMPANY
                              300 EAST LOMBARD ST.
                            BALTIMORE, MARYLAND 21202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:
                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[X]  on October 1, 2006, pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019


                                October 1, 2006

                                   Prospectus


VALIC Company I ("VC I") is a mutual fund made up of 32 separate funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.


                             Asset Allocation Fund
                             Blue Chip Growth Fund
                          Broad Cap Value Income Fund
                           Capital Conservation Fund
                                Core Equity Fund
                Core Value Fund (formerly Income & Growth Fund)
                               Foreign Value Fund
                               Global Equity Fund
                              Global Strategy Fund
                           Government Securities Fund
                              Growth & Income Fund
                              Health Sciences Fund
                            Inflation Protected Fund
                          International Equities Fund
                       International Government Bond Fund
                          International Growth I Fund
                              Large Cap Core Fund
                           Large Capital Growth Fund
                               Mid Cap Index Fund
                         Mid Cap Strategic Growth Fund
                              Money Market I Fund
                            Nasdaq-100(R) Index Fund
                           Science & Technology Fund
                        Small Cap Aggressive Growth Fund
                                 Small Cap Fund
                              Small Cap Index Fund
                         Small Cap Special Values Fund
                        Small Cap Strategic Growth Fund
                             Social Awareness Fund
                                Stock Index Fund
                                VALIC Ultra Fund
                                   Value Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     4
ABOUT THE FUNDS.............................................     4
FUND FACT SHEETS............................................     5
  Asset Allocation Fund.....................................     5
  Blue Chip Growth Fund.....................................     8
  Broad Cap Value Income Fund...............................    10
  Capital Conservation Fund.................................    11
  Core Equity Fund..........................................    13
  Core Value Fund...........................................    15
  Foreign Value Fund........................................    17
  Global Equity Fund........................................    19
  Global Strategy Fund......................................    20
  Government Securities Fund................................    22
  Growth & Income Fund......................................    24
  Health Sciences Fund......................................    25
  Inflation Protected Fund..................................    27
  International Equities Fund...............................    30
  International Government Bond Fund........................    32
  International Growth I Fund...............................    34
  Large Cap Core Fund.......................................    37
  Large Capital Growth Fund.................................    38
  Mid Cap Index Fund........................................    40
  Mid Cap Strategic Growth Fund.............................    42
  Money Market I Fund.......................................    44
  Nasdaq-100(R) Index Fund..................................    45
  Science & Technology Fund.................................    48
  Small Cap Aggressive Growth Fund..........................    51
  Small Cap Fund............................................    53
  Small Cap Index Fund......................................    55
  Small Cap Special Values Fund.............................    57
  Small Cap Strategic Growth Fund...........................    59
  Social Awareness Fund.....................................    60
  Stock Index Fund..........................................    62
  VALIC Ultra Fund..........................................    64
  Value Fund................................................    66
EXPENSE SUMMARY.............................................    68
INVESTMENT GLOSSARY.........................................    70
  American Depositary Receipts..............................    70
  Asset-Backed Securities...................................    70
  Derivatives...............................................    70
  Diversification...........................................    70
  Equity Securities.........................................    70
  Exchange Traded Funds.....................................    70
  Fixed Income Securities...................................    70
  Foreign Currency..........................................    71
  Foreign Securities........................................    71
  Illiquid Securities.......................................    71
  Lending Portfolio Securities..............................    72
  Loan Participations.......................................    72
  Money Market Securities...................................    72
  Mortgage-Related Securities...............................    72
  Repurchase Agreements.....................................    72
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    73
  Swap Agreements...........................................    73
  Temporary Defensive Investment Strategy...................    73
  When-Issued Securities....................................    73

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER....................................    73
ABOUT VC I'S MANAGEMENT.....................................    74
  Investment Adviser........................................    74
  Investment Sub-Advisers...................................    74
     AIG Global Investment Corp. ...........................    75
     AIG SunAmerica Asset Management Corp. .................    76
     A I M Capital Management, Inc. ........................    76
     American Century Global Investment Management, Inc. ...    77
     American Century Investment Management, Inc. ..........    77
     Barrow, Hanley, Mewhinney & Strauss, Inc...............    78
     Brazos Capital Management, LP..........................    78
     Bridgeway Capital Management, Inc. ....................    79
     Credit Suisse Asset Management, LLC....................    79
     Evergreen Investment Management Company, LLC...........    79
     Franklin Advisers, Inc.................................    80
     Franklin Portfolio Associates, LLC ....................    81
     Massachusetts Financial Services Company...............    81
     OppenheimerFunds, Inc. ................................    81
     Putnam Investment Management, LLC......................    81
     RCM Capital Management LLC.............................    82
     T. Rowe Price Associates, Inc. ........................    82
     Templeton Global Advisors Ltd..........................    82
     Templeton Investment Counsel, LLC......................    83
     Van Kampen.............................................    83
     WM Advisors, Inc. .....................................    84
     Wellington Management Company, LLP.....................    84
  Legal Proceedings.........................................    84
  How VALIC is Paid for its Services........................    84
ACCOUNT INFORMATION.........................................    86
  VC I Shares...............................................    86
  Buying and Selling Shares.................................    86
  Frequent or Short-term Trading............................    86
  Selective Disclosure of Portfolio Holdings................    87
  How Shares are Valued.....................................    87
  Dividends and Capital Gains...............................    87
  Tax Consequences..........................................    87
FINANCIAL HIGHLIGHTS........................................    88
INTERESTED IN LEARNING MORE.................................   102

WELCOME
--------------------------------------------------------------------------------


This prospectus provides you with information you need to know before investing in the Funds. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to VC I.


Individuals participate in these Funds through an annuity contract or variable life insurance policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, through a qualifying employer-sponsored retirement plan (collectively, the "Plans" and each a "Plan"), or Individual Retirement Accounts ("IRAs") under which the Funds may be offered without adversely affecting their availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to VALIC Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------


The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by VC I's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment strategy that requires 80% of its net assets to be invested in certain securities.


From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

ASSET ALLOCATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500(R) Index;

-  the Lehman Brothers Aggregate Bond Index; and


-  Treasury-Bill 3 Month Index ("T-Bill 3 Month Index")


An asset allocation model is used to help the sub-adviser decide how to allocate the Fund's assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.


As of May 31, 2006, the Fund's assets were invested as follows:



Stocks (common stock, preferred stock and convertible
  preferred stock)                                         46%
Intermediate and long-term bonds                           33%
High quality money market securities                       21%*


------------
* After taking the contract value of futures positions into consideration.

The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.


The Fund may also invest up to 35% of its total assets in foreign securities.



INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index, a blended index and the components of such blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


1996                                            11.10%
1997                                            22.62%
1998                                            18.37%
1999                                            11.76%
2000                                            (2.50)%
2001                                            (4.21)%
2002                                            (9.36)%
2003                                            19.67%
2004                                             8.49%
2005                                             3.71%


---------------


For the year-to-date through June 30, 2006, the Fund's return was 1.43%.


Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -7.81%, quarter ending September 30, 2002


Effective July 24, 2006, the Fund changed a component of its blended index. The Prior Blended Index was comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the Certificate of Deposit Primary Offering by New York City Banks 30-Day Rate ("30-Day CD Rate")(10%). The Current Blended Index is the same with the exception that the 30-Day CD Rate is replaced with the T-Bill 3 Month Index. The Blended Index was changed because the 30-Day CD Rate is no longer accessible.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------


This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index, a blended index and each of its components. The percentages of each index included in the blended indices may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.


----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.71%    3.17%     7.46%
S&P 500(R) Index                      4.91%    0.54%     9.07%
Current Blended Index                 3.94%    2.88%     7.85%
T-Bill 3 Month Index                  3.07%    2.11%     3.63%
Prior Blended Index                   3.80%    2.83%     7.75%
Lehman Bros. Agg. Bond Index          2.43%    5.87%     6.16%
30 Day CD Rate                        1.67%    1.57%     3.10%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

BLUE CHIP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY

The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. Generally, large- and mid-cap stocks will include companies whose market capitalizations, at the time of purchase, are greater than or equal to the smallest company included in the Russell Midcap Index. As of August 31, 2006, the smallest company in the index had a market-cap of approximately $265 million. "Net assets" will take into account borrowings for investment purposes.



Blue chip growth companies are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector. The sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.


The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.


Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (14.26)%
2002                                            (24.31)%
2003                                             29.47%
2004                                              8.94%
2005                                              5.91%


---------------


For the year-to-date through June 30, 2006, the Fund's return was -1.00%.


Best quarter:  15.24%, quarter ending June 30, 2003

Worst quarter:  -16.91%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005        1 YEAR   5 YEARS     (11/1/2000)
-----------------------        ------   -------   ---------------
The Fund                        5.91%    -0.62%        -1.92%
S&P 500(R) Index                4.91%     0.54%        -0.97%
-----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

BROAD CAP VALUE INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc.


INVESTMENT OBJECTIVE
The Fund seeks total return through capital appreciation with income as a secondary objective.

INVESTMENT STRATEGY

Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large- and medium-capitalization companies that the sub-adviser believes are undervalued. Generally, these companies will have a market capitalization of at least $1 billion, though the Fund may invest in small-capitalization companies.



Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred securities, warrants and securities convertible into common stock, and equity swaps. In addition, the Fund may invest up to 20% of its net assets in foreign securities and up to 15% of its net assets in real estate securities and real estate investment trusts ("REITs"). "Net assets" will take into account borrowing for investment purposes.



The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the sub-adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser's bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000(R) Value Index. The sub-adviser may sell a security for a variety of reasons, however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.


Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.


Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
------------------------------------------------------------------


The Fund is a new offering and has no performance history.

CAPITAL CONSERVATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

AIG Global Investment Corp.


INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY
The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, the sub-adviser may use a small part of the Fund's assets to make some higher risk investments, as described herein.

The Fund invests at least 75% of the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Investment grade bonds are bonds that are rated at least Baa by Moody's Investor Services, Inc. or another rating organization. See the Statement of Additional Information for a detailed description of the ratings.

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

The Fund may invest up to 20% of total assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. and BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.


Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.



Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1996                                              1.76%
1997                                              8.57%
1998                                              7.38%
1999                                             (0.42)%
2000                                              9.19%
2001                                              7.78%
2002                                              8.93%
2003                                              4.12%
2004                                              3.98%
2005                                              1.78%

---------------


For the year-to-date through June 30, 2006, the Fund's return was -0.53%.



Best quarter:  4.47%, quarter ending September 30, 2002


Worst quarter:  -3.10%, quarter ending March 31, 1996

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              1.78%    5.28%     5.25%
Lehman Bros. Agg. Bond Index          2.43%    5.87%     6.16%
----------------------------------------------------------------


The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

CORE EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
WM Advisors, Inc. ("WMA")
Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. "Net assets" will take into account borrowings for investment purposes.


The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.


- Top Down Sector Analysis. The sub-advisers analyze the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, a sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.



- Bottom-Up Security Selection. Bottom-up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:


Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers' assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.


Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management assumed sub-advisory duties on September 1, 1999. WMA was added as a co-sub-adviser effective January 1, 2002.


                                  (BAR CHART)

1996                                             19.37%
1997                                             21.00%
1998                                             18.14%
1999                                              7.39%
2000                                             (6.29)%
2001                                            (15.27)%
2002                                            (22.13)%
2003                                             26.79%
2004                                              8.04%
2005                                              3.96%

---------------


For the year-to-date through June 30, 2006, the Fund's return was 0.70%.


Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

CORE EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.96%   -1.24%      4.90%
S&P 500(R) Index                      4.91%    0.54%      9.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

CORE VALUE FUND (FORMERLY INCOME & GROWTH FUND)
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

American Century Investment Management, Inc.


INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

INVESTMENT STRATEGY
To pursue the Fund's investment objective, the Fund's sub-adviser will utilize two investment strategies. Approximately 50% of the Fund's assets will be managed using the sub-adviser's quantitative income and growth investment strategy, which employs quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to attempt to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500(R) Index.


When using the quantitative income and growth strategy, the sub-adviser generally sells stocks from the Fund's portfolio when it believes:



-  a stock becomes too expensive relative to other stock opportunities;



-  a stock's risk parameters outweigh its return opportunity;



-  more attractive alternatives are identified; and



-  specific events alter a stock's prospects.



The remainder of the Fund's assets will be managed utilizing the sub-adviser's large company value investment strategy, which under normal market conditions, will invest at least 80% of those assets in equity securities of companies comprising the Russell 1000(R) Index. In selecting stocks using the large company value strategy, the sub-adviser looks for companies whose stock price may not adequately reflect the company's value. The sub-adviser attempts to purchase the stock of those undervalued companies and hold it until the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company. Similarly, the portfolio sub-adviser may sell stocks from the Fund's portfolio if they believe a stock no longer meets their valuation criteria.



Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the sub-adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies stock prices or may be outside the companies historical ranges. The sub-adviser also may consider whether the companies securities have a favorable income-paying history and whether income payments are expected to continue or increase.



The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the assets in the quantitative income and growth investment strategy essentially fully invested in stocks and at least 80% of the assets in the large company value investment strategy invested in equity securities regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities, preferred stock, short term securities and equity equivalent securities such as convertible securities, stock futures contracts or stock index futures contracts, and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be

CORE VALUE FUND
--------------------------------------------------------------------------------

unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Index Risk: The Fund is managed to an Index, the S&P 500(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.



Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove inaccurate.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.37)%
2002                                           (19.58)%
2003                                            29.21%
2004                                            12.81%
2005                                             4.56%

---------------

For the year-to-date through June 30, 2006, the Fund's return was 2.35%.


Best quarter:  16.25%, quarter ending June 30, 2003

Worst quarter:  -17.09%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------


                                                   SINCE INCEPTION
AS OF DECEMBER 31, 2005         1 YEAR   5 YEARS    (12/11/2000)
-----------------------         ------   -------   ---------------
The Fund                        4.56%     2.35%         1.89%
S&P 500(R) Index                4.91%     0.54%         0.33%
------------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

FOREIGN VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

Templeton Global Advisors Limited


INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. Typically, the Fund will invest at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. The Fund may invest up to 100% of its total assets in emerging markets. "Net assets" will take into account borrowings for investment purposes.

For purposes of the Fund's investments, "foreign securities" means those securities issued by companies:


-  whose principal securities trading markets are outside the U.S.;



- that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.;



-  that have a significant portion of their assets outside the U.S.;


-  that are linked to non-U.S. dollar currencies; or

- that are organized under the laws of, or with principal offices in, another country.

The Fund also invests in depository receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund may invest up to 20% of its total assets in fixed income securities of companies and governments located anywhere in the world. Fixed income securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of fixed income securities.

The Fund may invest up to 5% of its total assets in derivatives, such as options and equity swaps, to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the sub-adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The sub-adviser considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy.

When choosing equity investments for the Fund, the sub-adviser applies a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to the sub-adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ration, price/earnings ratio, profit margins and liquidation value.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Country, Sector or Industry Risk: To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or

FOREIGN VALUE FUND
--------------------------------------------------------------------------------

the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.


Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The Fund is a new offering and has no performance history.

GLOBAL EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

Putnam Investment Management, LLC


INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of companies worldwide that are believed to have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the sub-adviser places on the company. The sub-adviser also considers other factors that it believes will cause the stock price to rise.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. "Net assets" will take into account borrowings for investment purposes. The Fund invests primarily in mid-cap and large-cap companies with market capitalizations in excess of $1 billion, although it can invest in companies of any size. In addition, the Fund invests mainly in companies located in developed countries, though it may invest up to 25% of its total assets in companies located in emerging markets.


The Fund may invest up to 25% of its total assets in depositary receipts. The Fund may invest up to 20% of its total assets in various derivative securities or strategies such as options, futures, warrants, equity swaps and currency forward contracts. The Fund typically invests in currency forward contracts to hedge underlying equity positions or to alter the currency characteristics of the underlying equity positions.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.


Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The Fund is a new offering and has no performance history.

GLOBAL STRATEGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Franklin Advisers, Inc. ("Franklin Advisers")
Templeton Investment Counsel, LLC
  ("Templeton Investment")

INVESTMENT OBJECTIVE
The Fund seeks high total return.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market instruments. The mix of investments will be adjusted to capitalize on the total return potential produced by changing economic conditions throughout the world. The Fund may invest up to 50% of its total assets in companies located in emerging markets.


There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities.

The Fund's debt investments generally focus on "investment grade" securities. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-adviser to be of comparable rating, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its total assets in such high yield, lower-rated debt securities, commonly referred to as "junk bonds", and up to 10% in defaulted debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser's internal analysis.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund currently may invest up to 5% of its total assets in derivatives, including equity swaps, put and call options and collars. With derivatives, the sub-adviser attempts to predict whether an underlying investment will increase or decrease at some future time. The sub-adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The sub-advisers' investment philosophy is bottom-up, value-oriented, and long-term. In choosing equity investments, the sub-adviser will focus on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, the sub-adviser allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the sub-adviser's outlook for changes in interest rates, and credit risks. With respect to debt securities, the sub-adviser may also from time to time seek to hedge (protect) against currency risks by using forward currency exchange contracts.


Franklin Advisers manages the debt portion of the Fund and Templeton Investment manages the equity portion of the Fund.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed

GLOBAL STRATEGY FUND
--------------------------------------------------------------------------------

income securities, commonly known as junk bonds, that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.


Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The Fund is a new offering and has no performance history.

GOVERNMENT SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY

The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. "Net assets" will take into account borrowings for investment purposes. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase. The Fund may invest up to 5% of net assets in credit default swaps.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.



Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1996                                                1.91%
1997                                                8.91%
1998                                                8.96%
1999                                               (2.78)%
2000                                               12.90%
2001                                                6.78%
2002                                               12.03%
2003                                                1.15%
2004                                                3.44%
2005                                                2.62%

---------------


For the year-to-date through June 30, 2006, the Fund's return was -1.10%.


Best quarter:  6.54%, quarter ending September 30, 2002

Worst quarter:  -2.90%, quarter ending June 30, 2004

GOVERNMENT SECURITIES
--------------------------------------------------------------------------------


This table compares the Fund's average annual returns to the returns of the Lehman Brothers U.S. Government Bond Index for the periods shown.



----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              2.62%    5.13%     5.48%
Lehman Bros. U.S. Govt. Bond Index    2.65%    5.39%     5.94%
----------------------------------------------------------------



The Lehman Brothers U.S. Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

GROWTH & INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("AIG SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY

The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. The sub-adviser uses a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The Fund will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.


The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.


Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1996                                             23.32%
1997                                             23.84%
1998                                             14.56%
1999                                             22.83%
2000                                            (10.86)%
2001                                            (10.08)%
2002                                            (21.52)%
2003                                             22.66%
2004                                             10.72%
2005                                              1.46%

---------------

For the year-to-date through June 30, 2006, the Fund's return was 2.95%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              1.46%   -0.56%      6.42%
S&P 500(R) Index                      4.91%    0.54%      9.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

T. Rowe Price Associates, Inc.


INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). "Net assets" will take into account borrowings for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and medium-capitalization companies.


The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.


The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation;

-  the obsolescence of popular products; and

-  changes in investor perception regarding the sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


Large- and Medium-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times and may be more volatile.



Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.


Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Healthcare Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.18)%
2002                                           (27.64)%
2003                                            36.99%
2004                                            15.39%
2005                                            13.03%

---------------


For the year-to-date through June 30, 2006, the Fund's return was -1.56%.


Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  -24.27%, quarter ending March 31, 2001


This table compares the Fund's average annual returns to the returns of the S&P 500 Healthcare Index for the periods shown.

------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005        1 YEAR   5 YEARS     (11/1/2000)
-----------------------        ------   -------   ---------------
The Fund                       13.03%    3.49%         3.42%
S&P 500 Healthcare Index        6.46%   -2.30%        -0.91%
-----------------------------------------------------------------



The S&P Global Industry Classification Standard Health Care Sector encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The second regroups companies primarily involved in the research, development, production and marketing or pharmaceuticals and biotechnology products.

INFLATION PROTECTED FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

AIG Global Investment Corp.


INVESTMENT OBJECTIVE
The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.

INVESTMENT STRATEGY
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. "Net assets" will take into account borrowing for investment purposes.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security's principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers ("CPI-U") with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds ("TIPS"), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund's share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poors Ratings Services, but may invest up to 10% of its total assets in high yield securities, or junk bonds, rated C or higher by Moody's or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund's investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:


Call Risk: During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investment in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities. When interest rates rise, the value of fixed income securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.


Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal. Further, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.


Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivable may be insufficient to support the payments on the securities.

Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the Untied States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman U.S. Treasury Inflation-Protected (TIPS) Fund Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.



This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

2005                                             2.74%

---------------


For the year-to-date through June 30, 2006, the Fund's return was -2.24%.



Best quarter:  2.97%, quarter ending June 30, 2005



Worst quarter:  -0.57%, quarter ending September 30, 2005



This table compares the Fund's average annual returns to the returns of the Lehman U.S. TIPS Index for the periods shown.

------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005                  1 YEAR    (12/20/2004)
-----------------------                  ------   ---------------
The Fund                                 2.74%         2.71%
Lehman U.S. TIPS Index                   2.84%         2.82%
-----------------------------------------------------------------



The Lehman U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.


The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowings for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Index Risk: The Fund is managed to the EAFE Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the EAFE Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%
2003                                             29.64%
2004                                             17.86%
2005                                             16.98%

---------------


For the year-to-date through June 30, 2006, the Fund's return was 7.97%.


Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             16.98%    2.52%     4.60%
EAFE Index                           13.54%    4.55%     5.84%
----------------------------------------------------------------


The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

INTERNATIONAL GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.


Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. "Net assets" will take into account borrowings for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.


The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:


Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.


Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in certain foreign government securities than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.


Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index as well as the components of such benchmark, the JPMorgan Government Bond Index Plus and the JPMorgan Emerging Markets Bond Index Plus. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1996                                              4.40%
1997                                             (4.84)%
1998                                             17.10%
1999                                             (5.95)%
2000                                             (3.86)%
2001                                             (1.88)%
2002                                             17.38%
2003                                             19.41%
2004                                             10.64%
2005                                             -0.61%

---------------


For the year-to-date through June 30, 2006, the Fund's return was 0.93%.



Best quarter:  9.31%, quarter ending September 30, 1998


Worst quarter:  -5.92%, quarter ending March 31, 1997

This table compares the Fund's average annual returns to the returns of the blended index and each of its components. The blended index consists of the JP Morgan Government Bond Index Plus (GBI+) (70%) and the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%).


----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             -0.61%    8.63%      4.75%
GBI+                                 -6.05%    7.37%      5.49%
EMBI+                                11.86%   12.79%     13.62%
Blended Index                        -0.93%    9.11%      8.19%
----------------------------------------------------------------


GBI+ measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

INTERNATIONAL GROWTH I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
American Century Global Investment Management, Inc.   ("American Century")
A I M Capital Management, Inc. ("AIM")
Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES
Each of the Fund's sub-advisers uses a proprietary investment strategy that they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser's investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. Equity securities include common stock, preferred stock and equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.

Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund may also invest a portion of its assets in forward currency exchange contracts, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.


In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located, the country in which the company was legally organized and whether the issuer is included in an index which is representative of that country. The weight given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund's assets will be invested primarily in at least three developed countries (excluding the United States).


The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.


As of the date of this Prospectus, American Century managed approximately 50% of the Fund's assets and AIM and MFS each manage approximately 25% of the Fund's assets. The percentage of the Fund's assets that each sub-adviser manages may, at VALIC's discretion, change from time-to-time.



INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and corresponding greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------


secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations. Certain derivative transactions are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.


Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


American Century has served as sub-adviser of the Fund since inception. As of June 20, 2005, AIM and MFS became sub-advisers to the Fund.



                         (BAR CHART)


2001                                            (26.03)%
2002                                            (18.28)%
2003                                             25.42%
2004                                             15.61%
2005                                             13.70%


---------------


For the year-to-date through June 30, 2006, the Funds return was 9.24%.


Best quarter:  16.07%, quarter ending June 30, 2003

Worst quarter:  -18.92%, quarter ending September 30, 2002

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.
------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005        1 YEAR   5 YEARS    (12/11/2000)
-----------------------        ------   -------   ---------------
The Fund                       13.70%   -0.07%        -0.23%
EAFE Index                     13.54%    4.55%         4.67%
-----------------------------------------------------------------


The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

LARGE CAP CORE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

Evergreen Investment Management Company, LLC


INVESTMENT OBJECTIVE
The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large capitalization U.S. companies. Generally, large-cap stocks will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. As of August 31, 2006, the smallest company in the index had a market-cap of approximately $265 million. "Net assets" will take into account borrowing for investment purposes.



The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that he believes are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having some kind of competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.



The Fund intends to seek additional income primarily by investing up to 20% of its total assets in convertible bonds, including below investment grade bonds or junk bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its total assets in foreign securities, including issuers located in emerging markets.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.


Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities, commonly known as "junk bonds," that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund is a new offering and has no performance history.

LARGE CAPITAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
A I M Capital Management, Inc. ("AIM")

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo")


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

INVESTMENT STRATEGY

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. Generally, large-cap stocks will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. As of August 31, 2006, the smallest company in the index had a market-cap of approximately $265 million. "Net assets" will take into account borrowing for investment purposes.



In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may invest up to 25% of its total assets in foreign securities.


The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000(R) Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.


AIM and AIG SAAMCo each manage approximately 50% of the assets of the Fund.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.


Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.


Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 1000(R) Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.



This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.



                                  (BAR CHART)

2005                                                5.05%


---------------


For the year-to-date through June 30, 2006, the Fund's return was -1.80%.



Best quarter:  4.05%, quarter ending September 30, 2005



Worst quarter:  -3.67%, quarter ending March 31, 2005



This table compares the Fund's average annual returns to the returns of the Russell 1000(R) Growth Index for the periods shown.



----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2005                 1 YEAR    (12/20/2004)
-----------------------                 ------   ---------------
The Fund                                 5.05%        5.72%
Russell 1000(R) Growth Index             5.26%        7.12%
----------------------------------------------------------------



The Russell 1000(R) Growth Index consists of stock with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.


Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.


Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.91%
2000                                             16.58%
2001                                             (0.94)%
2002                                            (14.90)%
2003                                             35.12%
2004                                             16.05%
2005                                             12.20%

---------------


For the year-to-date through June 30, 2006, the Fund's return was 4.13%.


Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             12.20%    8.20%     13.98%
S&P MidCap 400(R) Index              12.56%    8.60%     14.36%
----------------------------------------------------------------


The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.


"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MID CAP STRATEGIC GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Morgan Stanley Investment Management Inc. d/b/a Van
  Kampen ("Van Kampen")
Brazos Capital Management, LP ("Brazos Capital")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies.



The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers seek to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-advisers typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. Generally, mid-cap stocks will include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. As of August 31, 2006, the smallest company in the index had a market-cap of approximately $265 million and the largest company had a market-cap of approximately $27.2 billion.



The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.



The Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs").


Van Kampen and Brazos Capital each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

MID CAP STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------


Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.



REITs Risk: REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property in managed. A general downturn in real estate values also can hurt REITs performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REITs could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell Mid Cap Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.



This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.



                                  (BAR CHART)

2005                                               13.07%


---------------


For the year-to-date through June 30, 2006, the Fund's return was 2.19%.



Best quarter:  8.46%, quarter ending September 30, 2005



Worst quarter:  -3.17%, quarter ending March 31, 2005



This table compares the Fund's average annual returns to the returns of the Russell Mid Cap Growth Index for the periods shown.



----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2005                 1 YEAR    (12/20/2004)
-----------------------                 ------   ---------------
The Fund                                13.07%       13.77%
Russell Mid Cap Growth Index            12.10%       14.16%
----------------------------------------------------------------



The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo")


INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY

The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.


The investments this Fund may buy include:


- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;



- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;



-  Commercial paper sold by corporations and finance companies;



-  Corporate debt obligations with remaining maturities of 13 months or less;



-  Repurchase agreements;



- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets);



-  Asset-backed securities;



-  Loan participations;



-  Adjustable rate securities;



-  Variable rate demand notes; and


-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:


-  The rate of income varies daily depending on short-term interest rates.



- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline.



- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------


Effective July 24, 2006, the Treasury Bill 3 Month Index (T-Bill 3 Month Index) replaced the 30 Day CD Rate Index as the Fund's benchmark because the 30 Day CD Rate Index is no longer accessible. The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the T-Bill 3 Month Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


Prior to January 1, 2002, VALIC was the manager of the Fund. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.


                                  (BAR CHART)


1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%
2005                                              2.72%


---------------


For the year-to-date through June 30, 2006, the Fund's return was 2.11%.


Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004


This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate and the T-Bill 3 Month Index for the periods shown.



----------------------------------------------------------------
AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             2.72%     1.80%     3.50%
30 Day CD Rate                       1.67%     1.57%     3.10%
T-Bill 3 Month Index                 3.07%     2.11%     3.63%
----------------------------------------------------------------



The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.


The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowings for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.


The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


2001                                            (32.48)%
2002                                            (38.26)%
2003                                             49.28%
2004                                             10.05%
2005                                              1.24%


---------------


For the year-to-date through June 30, 2006, the Fund's return was -4.39%.


Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005        1 YEAR   5 YEARS     (10/1/2000)
-----------------------        ------   -------   ---------------
The Fund                        1.24%   -7.06%        -13.76%
Nasdaq-100(R) Index             1.90%   -6.62%        -13.54%
-----------------------------------------------------------------


The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
RCM Capital Management LLC ("RCM")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

-  electronics, including hardware, software, and components;

-  communications;

-  e-commerce (companies doing business through the Internet);

-  information services;

-  media;

-  life sciences and health care;

-  environmental services;

-  chemicals and synthetic materials;

-  defense and aerospace;

-  nanotechnology;

-  energy equipment and services; and

-  electronic manufacturing services.

Stock selection generally reflects a growth approach based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

The Fund has the ability to invest in short positions of exchange traded funds ("ETFs") and in short positions of individual securities, in aggregate, up to 10% of total assets.


In pursuing its investment objective, the Fund's sub-advisers have the discretion to purchase some securities that do not meet their normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when the Fund's sub-advisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


Historically, the markets of emerging market countries have been more volatile than more developed markets.



Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.


Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers' assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.


Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Information Technology Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


T. Rowe Price has served as sub-adviser of the Fund since its inception. RCM assumed co-sub-advisory duties effective September 19, 2005.



                                  (BAR CHART)

1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%
2003                                            51.47%
2004                                             0.79%
2005                                             3.33%


---------------


For the year-to-date through June 30, 2006, the Fund's return was -5.42%.


Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Information Technology for the periods shown.


---------------------------------------------------------------
AS OF DECEMBER 31, 2005             1 YEAR   5 YEARS   10 YEARS
-----------------------             ------   -------   --------
The Fund                             3.33%   -11.11%     2.00%
S&P 500 Information Technology       0.99%    -6.68%     9.43%
---------------------------------------------------------------



The S&P Information Technology Index is an unmanaged, market-capitalization weighted index designed to measure performance of the technology sector of the S&P 500 Index.

SMALL CAP AGGRESSIVE GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management, LLC


INVESTMENT OBJECTIVE
The Fund seeks capital growth.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its net assets in equity securities of small U.S. companies. Generally, small-cap stocks will include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of August 31, 2006, the largest company in the index had a market cap of approximately $6.2 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to small-company equities. "Net assets" will take into account borrowing for investment purposes.


Using a growth investment style, the sub-adviser seeks to identify companies with attractive capital-growth potential with any of the following characteristics:

-  companies still in the developmental stage;

-  older companies that appear to be entering a new stage of growth; and

-  companies providing products or services with a high unit-volume growth rate.

The Fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The Fund may also invest in emerging-growth companies -- small- or medium-size companies that have passed their startup phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies"--companies experiencing unusual developments affecting their market value.


Although the Fund may invest the remaining 20% of its net assets in various securities up to the limitations provided, it intends to invest in such instruments only to a limited extent. Such investments include derivatives such as futures and options (15%), equity swaps (5%), foreign securities (10%), investment grade debt securities (20%) and warrants (15%).


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments.


Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying securities.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.


Special-Situations Risk: Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

SMALL CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Small Company Risk: Investing in small companies involves greater risk than in customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and ore volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund is a new offering and has no performance history.

SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS

American Century Investment Management, Inc. ("American Century")


Bridgeway Capital Management, Inc. ("Bridgeway")

Franklin Portfolio Associates, LLC ("Franklin Portfolio")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of net assets in stocks of small companies. "Net assets" will take into account borrowing for investment purposes. A company is considered a "small" company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000(R) Index or the S&P SmallCap 600(R) Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000(R) and S&P SmallCap 600(R) Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000(R) and S&P SmallCap 600(R) Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium- and large-cap companies. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.


The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives.


In pursuing its investment objective, each of the Fund's sub-advisers has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.


American Century continues to manage a portion of the Fund's assets but is not accepting additional Fund assets as of the date of this Prospectus. Additional assets received by the Fund will be split equally between the remaining sub-advisers. The percentage of the Fund's assets that each sub-adviser manages may, at VALIC's discretion, change from time-to-time.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.


Market Risk: As with all equity funds the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the

SMALL CAP FUND
--------------------------------------------------------------------------------


Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.


Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.


T. Rowe Price has served as sub-adviser of the Fund since its inception. Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century and Franklin Portfolio assumed sub-advisory duties effective June 21, 2004. Bridgeway assumed sub-advisory duties effective October 1, 2006.


                                  (BAR CHART)


2001                                             (5.01)%
2002                                            (23.38)%
2003                                             36.39%
2004                                             19.01%
2005                                              7.33%


---------------


For the year-to-date through June 30, 2006, the Fund's return was 3.95%.


Best quarter:  22.61%, quarter ending December 31, 2001

Worst quarter:  -21.46%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the aforementioned indices for the periods shown.
------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005        1 YEAR   5 YEARS    (12/11/2000)
-----------------------        ------   -------   ---------------
The Fund                        7.33%    4.86%         3.94%
Russell 2000(R) Index           4.55%    8.22%         8.34%
-----------------------------------------------------------------



The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.



The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.


The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.


Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%
2003                                            46.46%
2004                                            17.89%
2005                                             4.27%

---------------


For the year-to-date through June 30, 2006, the Fund's return was 8.03%.


Best quarter:  23.21%, quarter ending June 30, 2003

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.


------------------------------------------------------------------
AS OF DECEMBER 31, 2005               1 YEAR    5 YEARS   10 YEARS
-----------------------               ------    -------   --------
The Fund                               4.27%     7.77%      9.09%
Russell 2000(R) Index                  4.55%     8.22%      9.26%
------------------------------------------------------------------



The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.



The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SMALL CAP SPECIAL VALUES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Evergreen Investment Management Company, LLC   ("Evergreen")
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE
The Fund seeks to produce growth of capital by investing primarily in common stocks.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of small U.S. companies. Generally, small-cap stocks will include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of August 31, 2006, the largest company in the index had a market cap of approximately $6.2 billion. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. "Net assets" will take into account borrowing for investment purposes.


The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below average risk. Typical investments are in stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.


Although the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000(R) Index, it intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), depositary receipts (20%), other investment companies including exchange traded funds (10%), derivatives such as futures, options and equity swaps (20%) and convertible securities (20%).



Putnam and Evergreen each manage approximately 50% of the Fund's assets.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.



Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.



Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.



Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.



Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying securities.



Investment Company Risk: If the Fund invests in shares of another investment company, the Fund bears a proportionate share of the other investment company's expenses. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the

SMALL CAP SPECIAL VALUES FUND
--------------------------------------------------------------------------------

Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.



Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, but, accordingly small companies often offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund is a new offering and has no performance history.

SMALL CAP STRATEGIC GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

Evergreen Investment Management Company, LLC


INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing primarily in common stocks.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies. Generally, small-cap stocks will include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of August 31, 2006, the largest company in the index had a market cap of approximately $6.2 billion. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. "Net assets" will take into account borrowing for investment purposes.



The sub-adviser selects stocks of companies which it believes have the potential for growth in earnings and price.



Although the Fund intends, under normal circumstances, to be fully invested in common stocks of small U.S. companies, the Fund may invest the remaining 20% of its net assets in cash, cash equivalents and various securities up to the limitations provided, but it intends to invest in such instruments only to a limited extent. Such investments and their limitations include foreign securities, including securities of issuers located in emerging markets (20%) and investment grade debt securities (20%).


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.


Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.


Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.


Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Growth Style Risk: The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall.



Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying securities.



Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.



Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, but, accordingly, small companies often offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


The Fund is a new offering and has no performance history.

SOCIAL AWARENESS FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies.

The Fund does not invest in companies that are significantly engaged:

-  in the production of nuclear energy;

-  in the manufacture of military weapons or delivery systems;

-  in the manufacture of alcoholic beverages or tobacco products;

-  in the operation of gambling casinos;

- in business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

- in labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

- in significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of U.S. companies meeting the Fund's social criteria. "Net assets" will take into account borrowings for investment purposes. The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.



To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Institutional Shareholder Services, and special magazines and papers that publish this type of information.



Since the Fund's definition of social criteria is not "fundamental," VC I's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1996                                            23.99%
1997                                            33.85%
1998                                            27.30%
1999                                            18.64%
2000                                           (10.37)%
2001                                           (11.38)%
2002                                           (23.44)%
2003                                            28.45%
2004                                            10.59%
2005                                             4.07%

---------------


For the year-to-date through June 30, 2006, the Fund's return was 3.55%.


Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -17.06%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------


AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             4.07%     0.06%     8.46%
S&P 500(R) Index                     4.91%     0.54%     9.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.


The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.


Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STOCK INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)


1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%
2003                                            28.20%
2004                                            10.51%
2005                                             4.56%


---------------


For the year-to-date through June 30, 2006, the Fund's return was 2.54%.


Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------


AS OF DECEMBER 31, 2005              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             4.56%     0.18%     8.75%
S&P 500(R) Index                     4.91%     0.54%     9.07%
----------------------------------------------------------------


The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

VALIC ULTRA FUND*
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER

American Century Investment Management, Inc.


INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The sub-adviser uses a variety of research tools and techniques to identify the stocks of larger-sized companies that appear to have the best opportunity of sustaining long-term, above-average growth. The sub-adviser uses a bottom-up approach to stock selection. This means that they make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts.



The sub-adviser relies mainly on its proprietary, in-house research and fundamental analysis for investment ideas. After an initial liquidity screen that focuses primarily on large capitalization companies, the portfolio managers run numerous growth screens on individual companies to identify potential candidates for the fund. One such screen looks for companies whose earnings and revenues are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods. Fundamental analysis, including researching and forecasting changes in the company's business model and competitive advantages, quantifying the company's ability to sustain above-average growth, and determining an appropriate valuation for the company, helps narrow the number of potential candidates. The sub-adviser ultimately constructs a diversified portfolio based on each security's long-term prospects.



Although the sub-adviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 20% of its total assets in securities of foreign companies, including companies located in emerging markets.



The sub-adviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks.



Generally, the sub-adviser will sell holdings in a particular company when at least one of the following conditions exists: the company's long-term earnings power no longer justifies its market valuation; and/or the company's valuation has increased to a level that warrants taking at least some profits, even if the company may still have the potential to grow further.


INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Growth Style Risk: The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the


---------------


* VALIC Ultra Fund is not the same fund as the American Century Ultra Fund. VALIC and VC I are using the Ultra mark under license with American Century Proprietary Holdings, Inc. Ultra is a registered service mark of American Century Proprietary Holdings, Inc.

VALIC ULTRA FUND
--------------------------------------------------------------------------------

price of the company's stock may fall or not approach the value that the sub-adviser has placed on it.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.


Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.


Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund is a new offering and has no performance history.

VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
OppenheimerFunds, Inc. ("Oppenheimer")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

The sub-adviser will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, securities of foreign issuers (up to 25%) and exchange traded funds.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser's assessment of a company's prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value the sub-adviser has placed on it.

VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000(R) Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. Oppenheimer assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)


2002                                            (19.57)%
2003                                             25.98%
2004                                             16.30%
2005                                              6.35%


---------------


For the year-to-date through June 30, 2006, the Fund's return was 2.47%.


Best quarter:  17.65%, quarter ending June 30, 2003

Worst quarter:  -18.19%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and the Russell 1000(R) Value Index for the periods shown.
------------------------------------------------------------------


                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2005                  1 YEAR    (12/31/2001)
-----------------------                  ------   ---------------
The Fund                                 6.35%         5.80%
Russell 1000(R) Value Index              7.05%         8.19%
-----------------------------------------------------------------



The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                      BROAD CAP
                                        ASSET         BLUE CHIP         VALUE          CAPITAL          CORE            CORE
                                     ALLOCATION       GROWTH(1)       INCOME(1)     CONSERVATION      EQUITY(1)       VALUE(1)
                                     ----------       ---------       ---------     ------------      ---------       --------
Management Fees...................      0.50%           0.80%           0.70%           0.50%           0.78%           0.77%
Other Expenses....................      0.22%           0.22%           2.71%           0.20%           0.12%           0.15%
Total Fund Operating Expenses.....      0.72%           1.02%           3.41%           0.70%           0.90%           0.92%
Expense Reimbursement.............      0.00%           0.07%           2.56%           0.00%           0.05%           0.09%
Net Expenses......................      0.72%           0.95%(2)(4)     0.85%           0.70%           0.85%(2)        0.83%


                                       FOREIGN         GLOBAL
                                        VALUE          EQUITY
                                       -------         ------
Management Fees...................      0.69%           0.80%
Other Expenses....................      0.96%           1.36%
Total Fund Operating Expenses.....      1.65%           2.16%
Expense Reimbursement.............      0.81%           1.18%
Net Expenses......................      0.84%(3)        0.98%(3)



                                       GLOBAL        GOVERNMENT       GROWTH &         HEALTH         INFLATION     INTERNATIONAL
                                      STRATEGY       SECURITIES       INCOME(1)       SCIENCES      PROTECTED(1)      EQUITIES
                                      --------       ----------       ---------       --------      ------------    -------------
Management Fees...................      0.50%           0.50%           0.75%           1.00%           0.50%           0.33%
Other Expenses....................      1.07%           0.15%           0.14%           0.16%           0.52%           0.23%
Total Fund Operating Expenses.....      1.57%           0.65%           0.89%           1.16%           1.02%           0.56%
Expense Reimbursement.............      0.85%           0.00%           0.04%           0.00%           0.37%           0.00%
Net Expenses......................      0.72%(3)        0.65%           0.85%           1.16%(2)        0.65%           0.56%

                                    INTERNATIONAL
                                     GOVERNMENT     INTERNATIONAL
                                        BOND         GROWTH I(1)
                                    -------------   -------------
Management Fees...................      0.50%           0.93%
Other Expenses....................      0.21%           0.26%
Total Fund Operating Expenses.....      0.71%           1.19%
Expense Reimbursement.............      0.00%           0.18%
Net Expenses......................      0.71%           1.01%


                                                        LARGE                          MID CAP
                                      LARGE CAP        CAPITAL         MID CAP        STRATEGIC         MONEY       NASDAQ-100(R)
                                       CORE(1)         GROWTH           INDEX          GROWTH         MARKET I          INDEX
                                      ---------        -------         -------        ---------       --------      -------------
Management Fees...................      0.70%           0.68%           0.27%           0.70%           0.43%           0.40%
Other Expenses....................      1.73%           0.65%           0.12%           0.69%           0.13%           0.21%
Total Fund Operating Expenses.....      2.43%           1.33%           0.39%           1.39%           0.56%           0.61%
Expense Reimbursement.............      1.58%           0.54%           0.00%           0.55%           0.03%           0.00%
Net Expenses......................      0.85%           0.79%(3)        0.39%           0.84%(3)        0.53%(3)        0.61%

                                                      SMALL CAP
                                      SCIENCE &      AGGRESSIVE
                                     TECHNOLOGY       GROWTH(1)
                                     ----------      ----------
Management Fees...................      0.88%           0.85%
Other Expenses....................      0.13%           2.33%
Total Fund Operating Expenses.....      1.01%           3.18%
Expense Reimbursement.............      0.00%           2.18%
Net Expenses......................      1.01%(2)        1.00%




                                                                      SMALL CAP       SMALL CAP
                                        SMALL         SMALL CAP        SPECIAL        STRATEGIC        SOCIAL
                                       CAP(1)           INDEX         VALUES(1)       GROWTH(1)       AWARENESS      STOCK INDEX
                                       ------         ---------       ---------       ---------       ---------      -----------
Management Fees...................      0.87%           0.31%           0.75%           0.85%           0.50%           0.25%
Other Expenses....................      0.15%           0.14%           1.55%           1.64%           0.13%           0.11%
Total Fund Operating Expenses.....      1.02%           0.45%           2.30%           2.49%           0.63%           0.36%
Expense Reimbursement.............      0.07%           0.00%           1.40%           1.49%           0.00%           0.00%
Net Expenses......................      0.95%           0.45%           0.90%           1.00%           0.63%           0.36%


                                        VALIC
                                        ULTRA           VALUE
                                        -----           -----
Management Fees...................      0.83%           0.78%
Other Expenses....................      0.56%           0.14%
Total Fund Operating Expenses.....      1.39%           0.92%
Expense Reimbursement.............      0.46%           0.00%
Net Expenses......................      0.93%(3)        0.92%(3)(4)


---------------




(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2007, subject to the termination by the Board of Directors, including a majority of the Independent Directors.



(2) Through a commission recapture program a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 0.95%, 0.84%, 1.15% and 0.99% for the Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund, respectively.

--------------------------------------------------------------------------------


(3) The Adviser has agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Total Annual Fund Operating Expenses do not exceed the following percentages:



FUND                                                          LIMIT
------------------------------------------------------------  -----
Foreign Value...............................................  1.00%
Global Equity...............................................  1.09%
Global Strategy.............................................  0.80%
Large Capital Growth........................................  0.80%
Mid Cap Strategic Growth....................................  0.85%
Money Market I..............................................  0.55%
VALIC Ultra.................................................  0.95%
Value.......................................................  1.10%



   For the fiscal year ending May 31, 2006, the Adviser did not reimburse the Funds' fees or expenses pursuant to this agreement because the Total
   Annual Fund Operating Expenses did not exceed the contractual limits on expenses pursuant to this agreement. The expense limits will continue through September 30, 2007, subject to termination by the directors, including a majority of the Independent Directors.



(4) The expense limitations for the Blue Chip Growth Fund and the Value Fund were reduced effective October 1, 2006. Prior to such date, the Funds' "Net Expenses" were 1.10% and 1.30%, respectively.


EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


WITH REIMBURSEMENT 1ST YEAR



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Asset Allocation............................................   $ 74      $230      $  401      $  894
Blue Chip Growth............................................   $ 97      $318      $  556      $1,241
Broad Cap Value Income......................................   $ 87      $808      $1,553      $3,521
Capital Conservation........................................   $ 72      $224      $  390      $  871
Core Equity.................................................   $ 87      $282      $  494      $1,103
Core Value..................................................   $ 85      $284      $  500      $1,123
Foreign Value...............................................   $ 86      $441      $  821      $1,887
Global Equity...............................................   $100      $562      $1,051      $2,400
Global Strategy.............................................   $ 74      $412      $  775      $1,795
Government Securities.......................................   $ 66      $208      $  362      $  810
Growth & Income.............................................   $ 87      $280      $  489      $1,092
Health Sciences.............................................   $118      $368      $  638      $1,409
Inflation Protected.........................................   $ 66      $288      $  527      $1,214
International Equities......................................   $ 57      $179      $  313      $  701
International Government Bond...............................   $ 73      $227      $  395      $  883
International Growth........................................   $103      $360      $  637      $1,427
Large Cap Core..............................................   $ 87      $606      $1,152      $2,646
Large Capital Growth........................................   $ 81      $368      $  677      $1,554
Mid Cap Index...............................................   $ 40      $125      $  219      $  493
Mid Cap Strategic Growth....................................   $ 86      $386      $  708      $1,621
Money Market I..............................................   $ 54      $176      $  310      $  699
Nasdaq-100(R) Index.........................................   $ 62      $195      $  340      $  762
Science & Technology........................................   $103      $322      $  558      $1,236
Small Cap Aggressive Growth.................................   $102      $776      $1,474      $3,334
Small Cap...................................................   $ 97      $318      $  556      $1,241
Small Cap Index.............................................   $ 46      $144      $  252      $  567
Small Cap Special Values....................................   $ 92      $584      $1,103      $2,527
Small Cap Strategic Growth..................................   $102      $633      $1,191      $2,713
Social Awareness............................................   $ 64      $202      $  351      $  786
Stock Index.................................................   $ 37      $116      $  202      $  456
VALIC Ultra.................................................   $ 95      $395      $  717      $1,629
Value.......................................................   $ 94      $293      $  509      $1,131


The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------


Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which allows the purchase of only high quality money market instruments.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except the Health Sciences, Inflation Protected, International Government and Nasdaq-100(R) Index Funds are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and

--------------------------------------------------------------------------------

return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.


A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by VC I's Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.


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LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.


The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of VC I as Custodian.


LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

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The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.


SWAP AGREEMENTS


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.



Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. Exceptions exist, such as floating-to-floating swaps, A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset, without having to hold the underlying assets.


TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.


The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.


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ABOUT VC I'S MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.


The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.


INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.


The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.


The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s);
(iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.


VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.


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THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.
A I M CAPITAL MANAGEMENT, INC.
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
BRAZOS CAPITAL MANAGEMENT, LP

BRIDGEWAY CAPITAL MANAGEMENT, INC.

CREDIT SUISSE ASSET MANAGEMENT, LLC
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
FRANKLIN ADVISERS, INC.
FRANKLIN PORTFOLIO ASSOCIATES, LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY
OPPENHEIMERFUNDS, INC.
PUTNAM INVESTMENT MANAGEMENT, LLC
RCM CAPITAL MANAGEMENT LLC
T. ROWE PRICE ASSOCIATES, INC.
TEMPLETON GLOBAL ADVISORS LTD.
TEMPLETON INVESTMENT COUNSEL, LLC
VAN KAMPEN
WM ADVISORS, INC.
WELLINGTON MANAGEMENT COMPANY, LLP

Asset Allocation Fund
Capital Conservation Fund
Government Securities Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100(R) Index Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
70 Pine Street, New York, New York 10270


AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2006, AIGGIG managed approximately $538 billion, of which approximately $450 billion relates to AIG affiliates and $38 billion relates to client assets. These figures do not include assets sub-advised to third party managers.


Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.


Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Greg Braun, Timothy Campion, Raphael Davis and Michael Kelly. Mr. Kurtz joined AIGGIG with the acquisition of American General Investment Management ("AGIM") in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIGGIG. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIGGIG's traditional and enhanced equity products. Prior to AIGGIG, Mr. Kurtz worked at Sears Investment Management Co. (SIMCO), the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Greg Braun joined AIGGIG with the acquisition of AGIM in 2001. Mr. Braun is responsible for co-management of high-yield mutual funds and CBOs. He was previously group head for cyclical industry research and responsible for research in industrial credits such as home construction, packaging and paper. Prior to joining AGIM in 1996, he worked at Principal Mutual Life Insurance Company in its private placements department with three years in Principal Mutual's workout group and three years in its industrial group's private placement organization. Timothy Campion joined AIGGIG in 1999. He is a Portfolio Manager responsible for enhanced index products. Prior to joining AIGGIG, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Raphael Davis is responsible for trading and portfolio management of AIG's $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Prior to joining AGIM, Mr. Davis was a Portfolio Sales Specialist at the Resolution Trust Corporation where he analyzed and traded various agency and whole-loan mortgage securities, as well as high-yield fixed income, money-market securities and equities. Michael Kelly joined AIGGIG in 1999. He is a Managing Director and Head of U.S. Equities and the lead Portfolio Manager for both U.S. large-cap value and growth equities. Prior to joining AIGGIG, Mr. Kelly spent 15 years with JP Morgan Investment Management.


Investment decisions for the Capital Conservation Fund are made by a team including Greg Braun, Raphael Davis and Robert Vanden Assem. Please see above for biographies for Messrs. Braun and Davis. Robert Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolio, collateralized debt obligations (CDOs) and affiliated accounts. Prior to joining AIGGIG, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.

Investment decisions for the Government Securities Fund are made by a team including Raphael Davis and Robert Vanden Assem. Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem. Please see above for biographies for Messrs. Davis and Vanden Assem.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Lan Cai joined AIGGIG in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing

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enhanced index portfolios through merger and acquisition related risk arbitrage.
She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG, Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Shinichi Haneda joined AIGGIG with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. He joined Chiyoda Life in 1998. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIGGIG. John P. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIGGIC Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Messrs. Campion and Kurtz.

Investment decisions for the International Government Bond Fund are made by a team including Anthony King and Rajeev Mittal. Anthony King joined AIGGIG in 2000 and is a Vice President and Senior Investment Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIGGIG, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King's financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined AIGGIG in 1992 and is Head of Emerging Market Debt. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies.

Investment decisions for the Mid Cap Index, Nasdaq-100 Index and Small Cap Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.


Investment decisions for the Stock Index Fund are made by a team including James
O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.



Investment decisions for the Social Awareness Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion and Michael Kelly. Magali Azema-Barac joined AIGGIG in 2001 as Vice President and as the lead portfolio manager for AIGGIG's quantitative equity portfolios. From September 1999 she was Vice President and Head of Equity at AGIM. Please see above for biographies of each of the team members.


Growth & Income Fund

Large Capital Growth Fund

Money Market I Fund


AIG SUNAMERICA ASSET MANAGEMENT CORP. ("AIG SAAMCO")

Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311


AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2006, AIG SAAMCo managed, advised and/or administered more than $48 billion in assets.



A portion of the assets of the Large Capital Growth Fund is managed by a team supervised by John Massey. The Growth & Income Fund is managed by Mr. Massey and Steven A. Neimeth. Mr. Massey, Senior Vice President and Portfolio Manager, has been with AIG SAAMCo since February 2006 and is primarily responsible for the day-to-day management of the Funds. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001, Mr. Massey was a senior analyst covering the healthcare industry with Standard and Poor's Corporation. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined AIG SAAMCo as a portfolio manager in April 2004. Prior to joining AIG SAAMCo, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Sterns Asset Management.



AIG SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.


International Growth I Fund
Large Capital Growth Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Suite 100, Houston, Texas 77046


AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $139 billion as of July 31, 2006.



Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Keeling and Shoss have each been associated with AIM and/or its affiliates since 1995.


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They are assisted by the AIM Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.


A portion of the assets of the International Growth I Fund is managed by AIM, which uses a team approach to investment management.


Members of the investment team for the International Growth I Fund include Clas
G. Olson (lead manager with respect to Europe and Canada investments), Senior Portfolio Manager; Jason T. Holzer (co-lead manager), Senior Portfolio Manager; Barrett K. Sides, Senior Portfolio Manager; Shuxin (Steve) Cao, Portfolio Manager; and Matthew W. Dennis, CFA, Portfolio Manager. Mr. Olson joined AIM in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. Mr. Holzer joined AIM in 1996 as a senior analyst and assumed his present duties in 1999. Mr. Sides joined AIM in 1990 as portfolio administrator and was promoted to his current position in 1993. Mr. Cao joined AIM in 1997 as an international equity analyst with a focus on Asia (Ex-Japan) until assuming his present duties in 1999. Mr. Dennis joined AIM in 2000 as a senior portfolio analyst until assuming his current duties in 2003. Prior thereto, he was a member of ABN AMRO's global equity strategy desk.

The lead managers generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which the lead managers may perform these functions and the nature of these functions may change from time to time. The team is assisted by AIM's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

Core Value Fund
International Growth I Fund
Small Cap Fund
VALIC Ultra Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AND AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (COLLECTIVELY, "AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111


American Century has been managing mutual funds since 1958. It managed over $99.5 billion in assets under management as of June 30, 2006.


Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund's investment objective and strategy.


A portion of the assets of the Core Value Fund are managed by a team of income and growth portfolio managers consisting of Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. Ms. Pang, Portfolio Manager, joined American Century in 1997 and became a portfolio manager in February 2006. Mr. Schniedwind, Chief Investment
Officer -- Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined America Century in October 1995. He became a portfolio manager in 2002. He also manages the quantitative research team.



A portion of the assets of the Core Value Fund are managed by a team of large cap value portfolio managers consisting of Charles A. Ritter, Brendan Healy and Mark Mallon. Mr. Ritter, Vice President and Senior Portfolio Manager, is a member of the large company value strategy team. He joined American Century in December 1998. Mr. Healy, Vice President and Portfolio Manager, is a member of the large company value strategy team since he joined American Century in April 2000. He became a portfolio manager in February 2004. Mr. Mallon, Chief Investment Officer and Executive Vice President, is a member of the large company value strategy team. He joined American Century in April 1997 as managing director of value and quantitative equities.



A portion of the assets of the International Growth I Fund are managed by a team of portfolio managers consisting of Alex Tedder and Keith Creveling. Mr. Tedder, Vice President and Portfolio Manager, joined American Century in July 2006. Prior to joining American Century, he was a managing director, head of international equities and portfolio manager for Deutsche Asset Management Ltd. from 1994 to 2005. Mr. Creveling, Vice President and Portfolio Manager, joined American Century in October 1999 and became a portfolio manager in April 2002.



A portion of the assets of the Small Cap Fund are managed by a team of portfolio managers consisting of Brian Ertley, William Martin, Thomas P. Vaiana and Wilhelmine von Turk. Mr. Ertley, Portfolio Manager and Senior Quantitative Analyst, joined American Century in 1998 and became a portfolio manager in February 2006. Mr. Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989 and became a portfolio manager in April 1991. Mr. Vaiana, Portfolio Manager, joined American Century in February 1997 and became a portfolio manager in August 2000. Ms. von Turk, Vice President and Portfolio Manager, joined American Century in November 1995 and became a portfolio manager in February 2000.



The VALIC Ultra Fund is managed by a team of portfolio managers consisting of Tom Telford, Wade W. Slome and Jerry Sullivan. Mr. Telford, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 2006. He joined American Century in July 1996 and became a portfolio manager in 2000. Mr. Slome, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 1998. He was promoted to Portfolio Manager in July 2002. He

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joined American Century in June 1998 as an Investment Analyst. He is a CFA
charterholder. Mr. Sullivan, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 2001. He joined American Century in February 2000.


Prior Composite Performance of Comparable Accounts managed by American Century

Because the VALIC Ultra Fund commenced operations in December 2005, it has less than one calendar year of investment performance. However, the VALIC Ultra Fund is managed by American Century in substantially the same manner and by the same portfolio managers as the American Century Ultra Fund and the American Century VP Ultra Portfolio (collectively, the "AC Large Cap Premier Growth Equity Composite"). In order to provide you with information regarding the investment capabilities of American Century, performance information regarding the AC Large Cap Premier Growth Equity Composite, net of actual account fees and expenses, is presented. The composite includes all accounts managed by American Century in substantially the same manner and by the same portfolio managers as the VALIC Ultra Fund.


Such performance information should not be relied upon as an indication of the future performance of the VALIC Ultra Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of such composite and the Fund will vary. Even with the differences, however, the investment management of the VALIC Ultra Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the VALIC Ultra Fund.

The historical performance information shown below is for the AC Large Cap Premier Growth Equity Composite net of actual fees and expenses. The VALIC Ultra Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR AMERICAN CENTURY LARGE CAP PREMIER GROWTH EQUITY COMPOSITE


       13.85%          23.14%    34.54%    41.46%    -19.92%   -14.61%   -23.14%   25.83%    10.68%     2.12%
---------------------------------------------------------------------------------------------------------------
        1996            1997      1998      1999      2000      2001      2002      2003      2004      2005

The table below compares the performance of the AC Large Cap Premier Growth Equity Composite to that of the S&P 500(R) Index and the Russell 1000(R) Growth Index. The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representations. It is a market-weighted index, with each stock's percentage in the Index in proportion to its market value. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


Average Annual Total Returns as of December 31, 2005



                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
AC Large Cap Premier Growth Equity
  Composite                          2.12%    -1.37%     7.15%
S&P 500(R) Index                     4.91%     0.54%     9.07%
Russell 1000(R) Growth Index         5.26%    -3.58%     6.73%


Broad Cap Value Income Fund

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHMS")

2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2671



BHMS has been providing investment counseling since 1979 and as of June 30, 2006, had approximately $57.8 billion in assets under management.


Timothy J. Culler, CFA and Mark Giambrone, CPA will be responsible for the day-to-day management of the assets of the Broad Cap Value Fund. Mr. Culler joined BHMS in April 1999 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was at INVESCO Capital Management where he served as Chief Investment Officer. Mr. Giambrone joined BHMS in December 1998 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was a portfolio consultant at HOLT Value Associates.

James P. Barrow, Robert J. Chambers, CFA, Richard A. Englander, CFA, J. Ray Nixon and are portfolio managers who will assist Messrs. Culler and Giambrone in the management of the Broad Cap Value Fund. Mr. Barrow founded BHMS in 1979 and is currently a member of the large- and mid-cap value equity teams. Mr. Chambers joined BHMS as a principal in August 1994 and is currently a member of the large cap value equity team. Mr. Englander joined BHMS as a principal in April 1985 and is a member of the large cap value equity team. Mr. Nixon joined BHMS as a principal in June 1994 and is currently a member of the large cap value equity team.

Mid Cap Strategic Growth Fund

BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS CAPITAL")
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225


Brazos Capital is an SEC registered investment adviser whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of AIG. Brazos Capital has provided investment management services to institutional clients since 1983. As of June 30, 2006, Brazos Capital had approximately $496.5 million in assets under management.



Approximately 50% of the assets of the Mid Cap Strategic Growth Fund are managed by a team of five portfolio managers.



The team members are Michael S. Allocco, Jamie Cuellar, CFA, Tom Musick, CFA, Eivind Olsen, CFA and Wayne Willems, CFA. Mr. Allocco joined Brazos as a Portfolio Manager in 2003 and has eleven years industry experience. Mr. Cuellar joined Brazos in 2000 and has twelve years industry experience. Mr. Musick joined Brazos in 1983 and has twenty-two years experience. Mr. Olsen joined Brazos in 1998 and has

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ten years industry experience. Mr. Willems joined Brazos in 1983 and has thirty-five years industry experience.



Small Cap Fund



BRIDGEWAY CAPITAL MANAGEMENT, INC. ("BRIDGEWAY")


5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448



Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of May 31, 2006, Bridgeway had over $4.5 billion in assets under management.



John Montgomery, founder and Vice President of Bridgeway, is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.


Small Cap Aggressive Growth Fund


CREDIT SUISSE ASSET MANAGEMENT, LLC ("CREDIT SUISSE")

466 Lexington Avenue, New York, NY 10017


Credit Suisse is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of June 30, 2006, the asset management business of Credit Suisse had approximately $502 billion in assets under management.



The Small Cap Aggressive Growth Fund is managed by Laura Granger, a portfolio manager specializing in growth equities. Ms. Granger, Managing Director, joined Credit Suisse Asset Management, LLC in 2006 from OppenheimerFunds, where she served as a portfolio manager on Oppenheimer Emerging Growth Fund, Oppenheimer Discovery Fund and Oppenheimer Emerging Technologies Fund. Prior to joining OppenheimerFunds in 2000, Ms. Granger served at Fortis Advisors, where she managed the Fortis Capital Appreciation and the Fortis Aggressive Series Growth Funds. Previously, Ms. Granger managed pension and foundation accounts for General Motors Investment Management. Ms. Granger earned a BS from Cornell University. Ms. Granger is a Chartered Financial Analyst.


Large Cap Core Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("EVERGREEN")
200 Berkeley Street, Boston, Massachusetts 02116-5034


Evergreen has been managing mutual funds and private accounts since 1932 and managed over $250.8 billion in assets for the Evergreen funds as of June 30, 2006. Evergreen is a subsidiary of Wachovia Corporation ("Wachovia"), the fourth largest bank holding company in the United States with over $521 billion in consolidated assets as of December 31, 2005.


Management of the Large Cap Core Fund
The Large Cap Core Fund is managed by Walter McCormick, CFA. Walter McCormick is a Managing Director, Senior Portfolio Manager and Head of Evergreen's Value Equity Team. He originally joined a predecessor of Evergreen in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined Evergreen in March 2002. Mr. McCormick has been working in the investment management field since 1970.

Prior Composite Performance of Comparable Accounts managed by Evergreen

The Large Cap Core Fund and the accounts comprising the Evergreen Fundamental Large Cap Equity Composite are managed in substantially the same manner and by the same portfolio manager. Because the Fund commenced operations in December 2005, it has less than one calendar year of investment performance. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Fundamental Large Cap Equity Composite, net of estimated account fees and expenses, is presented. The estimated account fees of the composite are based on the highest separate account fees charged by several private accounts included in the composite. The composite consists of all fully discretionary commingled and separately managed accounts managed in Evergreen's Fundamental Large Cap style that meet the requirements for inclusion in the composite.



Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the Fund and the accounts comprising the composite, the fees and expenses, and the portfolio size and positions of the Evergreen Fundamental Large Cap Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund should not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.


The historical performance information shown below is for the Evergreen Fundamental Large Cap Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below of the Evergreen Fundamental Large Cap Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or if the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR EVERGREEN FUNDAMENTAL LARGE CAP EQUITY COMPOSITE


        5.23%           14.53%      -5.84%      -14.65%     -16.72%     29.38%       9.08%       9.41%
---------------------------------------------------------------------------------------------------------
        1998             1999        2000        2001        2002        2003        2004        2005



The table below compares the performance of the Evergreen Fundamental Large Cap Equity Composite to that of the S&P 500(R) Index as of December 31, 2005. The S&P 500(R) Index is an index of 500 major large-cap U.S. corporations,

--------------------------------------------------------------------------------

chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.


Average Annual Total Returns as of December 31, 2005



                                                     INCEPTION
                                1 YEAR    5 YEARS    ---------
                               --------   --------   (7/1/97)
Evergreen Fundamental Large
  Cap Equity Composite            9.41%      2.97%      5.41%
S&P 500(R) Index                  4.91%      0.54%      5.74%


Management of the Small Cap Special Values Fund

Evergreen is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Evergreen's portion of the Fund's assets are managed by James M. Tringas, CFA. Mr. Tringas is a Senior Vice President, Senior Portfolio Manager and member of the Value Equity team at Evergreen. He joined Evergreen in January 2002. From 1999 until he joined Evergreen, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.


Management of the Small Cap Strategic Growth Fund
The Small Cap Strategic Growth Fund is managed by William E. Zieff. Mr. Zieff is a Managing Director, Chief Investment Officer and Head of Evergreen's Global Structured Products Team. Mr. Zieff has been with Evergreen or one of its predecessor firms since 2000. He has been working in the investment management field since 1979.

Prior Composite Performance of Comparable Accounts managed by Evergreen

The Small Cap Strategic Growth Fund and the accounts that comprise the Evergreen Special Equity Composite are managed in substantially the same manner and by the same portfolio manager. Because the Fund commenced operations in December 2005, it has less than one calendar year of investment performance. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Special Equity Composite, net of actual account fees and expenses, is presented. The estimated account fees of the composite are based on the highest separate account fees charged by several private accounts included in the composite. The composite consists of all fully discretionary, commingled and separately managed accounts managed in Evergreen's Special Equity style that meet the requirements for inclusion in the composite.



Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the Fund and the accounts comprising the composite, the fees and expenses, and the portfolio size and positions of the Evergreen Special Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund should not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.


The historical performance information shown below is for the Evergreen Special Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below of the Evergreen Special Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS OF EVERGREEN SPECIAL EQUITY COMPOSITE


       -7.60%             -8.90%          -27.28%         52.78%           6.30%           8.57%
-----------------------------------------------------------------------------------------------------
        2000               2001            2002            2003            2004            2005


The table below compares the performance of the Evergreen Special Equity Composite to that of the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.


Average Annual Total Returns as of December 31, 2005



                                                      INCEPTION
                                   1 YEAR   5 YEARS   ---------
                                   ------   -------   (1/1/00)
Evergreen Special Equity
  Composite                         8.57%     3.97%      2.11%
Russell 2000(R) Growth Index        4.15%     2.28%     -2.32%


Global Strategy Fund


FRANKLIN ADVISERS, INC. ("FRANKLIN ADVISERS")

One Franklin Parkway, San Mateo, CA 94403-1906


Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as "Franklin Templeton Investments"), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2006, Franklin Templeton Investments managed approximately $490.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.



The team responsible for managing the debt portion of the Global Strategy Fund is Michael Hasenstab. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Since 2002, he has been an assistant manager of the debt portion of the Templeton Global Asset Allocation Fund and an analyst since 2001. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund's debt investment portfolio. The degree to which he may perform his duties may change from time-to-time.



Prior Performance of a Comparable Fund managed by Franklin Advisers and Templeton Investment


The Global Strategy Fund and the Templeton Global Asset Allocation Fund are managed in a substantially similar manner and by the same portfolio managers. Because the Fund commenced operations in December 2005, it has less than one year of investment performance. The Templeton Global Asset Allocation Fund is the only account that is managed in substantially the same manner and by the same portfolio managers as the Fund.

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In order to provide you with information regarding the investment capabilities of Franklin and Templeton Investment, performance information regarding the Templeton Global Asset Allocation Fund, net of actual account fees and expenses, is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Templeton Global Asset Allocation Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.


The historical performance information shown below is for the Class 1 shares of the Templeton Global Asset Allocation Fund, as reflected in the Franklin Templeton Variable Insurance Products Trust prospectus dated May 1, 2006. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns of the Templeton Global Asset Allocation Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.


CALENDAR YEAR TOTAL RETURNS FOR CLASS 1 SHARES OF TEMPLETON GLOBAL ASSET ALLOCATION FUND

       22.54%          18.87%    15.52%     6.41%    22.86%     0.29%    -9.72%    -4.17%    32.31%    15.94%     3.85%
-------------------------------------------------------------------------------------------------------------------------
        1995            1996      1997      1998      1999      2000      2001      2002      2003      2004      2005

Performance prior to May 1, 2000 reflects the performance of the Templeton Asset Allocation Fund, whose investment objective and investment strategy was substantially similar to the Templeton Global Asset Allocation Fund.

This table below compares the performance of the Templeton Global Asset Allocation Fund to that of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan Global Government Bond (JPM GGB) Index. The unmanaged MSCI AC World Index is market capitalization weighted and measures the performance of equity securities available to foreign (non-local) investors in developed and emerging markets globally. The unmanaged JPM GGB Index tracks the total returns for liquid fixed-rate government bonds with maturities greater than one year issued by developed countries globally.


Average Annual Total Returns as of December 31, 2005



                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Templeton Global Asset Allocation
  Fund Class 1 Shares                3.85%     6.63%     9.51%
MSCI AC World Index                 11.37%     3.41%     7.44%
JPM GGB Index                       -6.53%     6.89%     5.17%


Small Cap Fund

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FRANKLIN PORTFOLIO")

One Boston Place, 34th Floor, Boston, Massachusetts 02108



Franklin Portfolio has been managing assets on behalf of institutional clients since 1982. As of June 30, 2006, Franklin Portfolio had approximately $32.1 billion in assets under management. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation and has no affiliation to Franklin/Templeton Group of Funds or Franklin Resources, Inc. A team of investment professionals at Franklin Portfolio, led by John S. Cone, its Chief Executive Officer and President, will be involved in the investment management of the portion of the assets of the Small Cap Fund allocated to Franklin. Mr. Cone, a Portfolio Manager, has been with Franklin since its inception in 1982.


International Growth I Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
500 Boylston Street, Boston, MA 02116


MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of June 30, 2006, MFS had approximately $168 billion in assets under management. Effective June 20, 2005, MFS will manage approximately 25% of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of David
R. Mannheim and Marcus Smith, each a Senior Vice President of MFS. Mr. Mannheim has been employed with MFS since 1988. Mr. Smith has been employed with MFS since 1994. They will have joint responsibility for making day-to-day investment decisions on behalf of MFS' portion of the Fund's assets.


Value Fund

OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")
Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008


Oppenheimer has been an investment adviser since 1960. As of June 30, 2006, Oppenheimer and its subsidiaries and controlled affiliates managed more than $215 billion in assets including Oppenheimer funds with more than 6 million shareholders.



Day-to-day responsibility for managing the Value Fund is directed by Christopher Leavy. Mr. Leavy is the head of Oppenheimer's Value Equity Investment Team and is a Senior Vice President and Portfolio Manager for Oppenheimer and its Value Fund. Mr. Leavy also manages other Oppenheimer funds. Before joining Oppenheimer in 2000, Mr. Leavy was a Vice President and Portfolio Manager at Morgan Stanley Dean Witter Investment Management (from 1997).


Global Equity Fund
Small Cap Special Values Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109


Putnam is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of

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June 30, 2006, Putnam had approximately $179.7 billion in assets under management.



The team responsible for the day-to-day investment decisions of the Global Equity Fund is lead by Shigeki Makino, Chief Investment Officer of Putnam since September 2000. The other team member includes Bradford S. Greenleaf. Mr. Greenleaf has been a portfolio manager with Putnam since 2004 and was previously the Director of International Investments with Independence Equities.



Putnam's Small and Mid Cap Value team is responsible for the day-to-day investment decisions of a portion of the assets of the Small Cap Special Values Fund and is led by Edward T. Shadek Jr., Chief Investment Officer, Managing Director and Deputy Head of Investments of Putnam. Mr. Shadek rejoined Putnam in 1997 after having begun his career there in 1987. Mr. Shadek is a Certified Public Accountant with 16 years of investment experience. The other team member is Michael C. Petro, CFA, Senior Vice President and Portfolio Manager of Putnam. Mr. Petro, who joined Putnam in 2002, is a CFA charterholder and has six years of investment experience. From 1999 until joining Putnam, Mr. Petro was Senior Research Associate for RBC Capital Markets (formerly Dain Rauscher Wessels).


Science & Technology Fund

RCM CAPITAL MANAGEMENT LLC ("RCM")

4 Embarcadero Center, San Francisco, California 94111



RCM is an indirect wholly owned subsidiary of Allianz Global Investors ("AGI"). In turn, AGI is owned by Allianz AG. As of June 30, 2006, RCM had approximately $19.4 billion in total assets under management and advice.



A portion of the assets of the Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM's technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.


Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund
Small Cap Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202


T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation's leading no-load fund managers. As of June 30, 2006, T. Rowe Price and its affiliates had $293.7 billion in assets under management.



T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1995 as an investment analyst.


T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory
A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998.

Foreign Value Fund

TEMPLETON GLOBAL ADVISORS LTD. ("TEMPLETON GLOBAL")
Lyford Cay, Nassau, Bahamas


Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2006, Franklin Templeton Investments managed approximately $490.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.


Day-to-day decisions and management of the Foreign Value Fund are made by Jeffrey A. Everett, CFA, President and Director of Templeton Global. Mr. Everett joined Templeton in 1989 and has been a manager of the retail Templeton Foreign Fund since 2001. In addition, Murdo Murchison, CFA and Lisa F. Myers have secondary portfolio management responsibilities for the Foreign Value Fund. Mr. Murchison, Executive Vice President, joined Templeton in 1993 and has been a manager of

--------------------------------------------------------------------------------

the retail Templeton Foreign Fund since 2001. Ms. Myers, a Portfolio Manager, joined Templeton in 1996 and has been a manager of the retail Templeton Foreign Fund since 2002.

Prior Performance of a Comparable Composite managed by Templeton Global

The Foreign Value Fund and the Templeton Tax-Exempt Non-U.S. Equity Composite ("Templeton Foreign Equity Composite") are managed in a substantially similar manner and by the same portfolio managers. Because the Fund commenced operations in December 2005, it has less than one calendar year of investment performance. In order to provide you with information regarding the investment capabilities of Templeton Global, performance information regarding the Templeton Foreign Equity Composite, net of actual account fees and expenses equal weighted average, is presented. The composite consists of all discretionary tax-exempt accounts managed by Templeton Global with non-U.S. equity investment objectives but does not include taxable accounts or retail mutual funds managed in a substantially similar manner. VC I does not believe the exclusion of these accounts would cause the composite's performance to be materially different than what is presented below.


Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds and the portfolios comprising the composite, different fees and expenses, and diversity in portfolio size and positions of the Templeton Foreign Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Templeton Foreign Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns of the Templeton Foreign Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or if the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR TEMPLETON FOREIGN EQUITY COMPOSITE

       22.93%          11.66%     2.63%    26.85%    -1.68%    -11.87%   -15.92%   40.19%    21.44%    11.96%
---------------------------------------------------------------------------------------------------------------
        1996            1997      1998      1999      2000      2001      2002      2003      2004      2005

The table below compares the performance of the Templeton Foreign Equity Composite to that of the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index a broad-based securities market index. The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.


Average Annual Total Returns as of December 31, 2005



                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Templeton Foreign Equity Composite  11.96%    7.15%      9.51%
MSCI EAFE Index                     14.02%    4.94%      6.18%


Global Strategy Fund

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON INVESTMENT")
Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394


Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2006, Franklin Templeton Investments managed approximately $490.1 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.



The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, Matt Nagle and Tina Sadler. Mr. Nori, CFA, Executive Vice President and Portfolio Manager/Research Analyst of Templeton Investment, has been with Franklin Templeton Investments ("Franklin Templeton") since 1987, and has managed the equity portion of the Templeton Global Asset Allocation Fund. Mr. Nagle, CFA, Research Analyst, has been with Franklin Templeton since 2003. Prior to joining Franklin Templeton, Mr. Nagle worked as an associate sell-side analyst for Sanford C. Bernstein & Co. in New York City. Ms. Sadler, CFA, Vice President and Portfolio Manager/Research Analyst of Templeton, has been with Franklin Templeton Investments since 1997.


Mid Cap Strategic Growth Fund

VAN KAMPEN

1221 Avenue of the Americas New York, New York 10020



Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of June 30, 2006, Van Kampen, together with its affiliated asset management companies, had approximately $437.8 billion in assets under management.



Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the U.S. Growth Team. The U.S. Growth Team is led by Dennis Lynch, David Cohen, Alexander Norton and Sam Chainani, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1998 and has 12 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 19 years of investment experience. Mr. Norton, Executive Director, has been with Van Kampen since 2000 and has 7 years of investment experience. Mr. Chainani, Executive Director, has

--------------------------------------------------------------------------------


been with Van Kampen since 1996 and has 6 years of investment experience.


Core Equity Fund

WM ADVISORS, INC.
1201 Third Avenue, Seattle, Washington 98101


WM Advisors, Inc. has been in the business of investment management since 1944. It is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company. As of May 31, 2006, WM Advisors, Inc. had $26.4 billion in assets under management.


Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager, manages that portion of Core Equity Fund for which WM Advisors, Inc. is responsible. Mr. Spencer has been employed by WM Advisors, Inc. and has managed several mutual funds since September 1999.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109


Since September 1, 1999, Wellington Management has been a sub-adviser for Core Equity. Wellington Management is a limited liability partnership owned entirely by 94 partners. As of June 30, 2006, Wellington Management managed approximately $528.6 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Chicago, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.



Matthew E. Megargel, CFA, a Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Mr. Megargel joined the firm as an investment professional in 1983. Jeffrey L. Kripke, a Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Maya K. Bittar, CFA, a Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since 1999. Michael D. Rodier, a Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1982 and has been an investment professional since 1984. Mr. Rodier has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001.


LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of VALIC, AIG SAAMCo, AIGGIC, Brazos Capital and American General Distributors, Inc. ("AGDI"), announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statues referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including VALIC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the fund(s) or portfolio(s). VALIC expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, VALIC, AIG SAAMCo, AIGGIC, Brazos Capital and AGDI believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

--------------------------------------------------------------------------------


Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2006.



                                         ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
FUND NAME                                DAILY NET ASSETS)
---------                           ---------------------------
Asset Allocation Fund                          0.50%
Blue Chip Growth Fund                          0.80%
Broad Cap Value Income Fund                    0.70%
Capital Conservation Fund                      0.50%
Core Equity Fund                               0.78%
Core Value Fund                                0.77%
Foreign Value Fund                             0.69%
Global Equity Fund                             0.80%
Global Strategy Fund                           0.50%
Government Securities Fund                     0.50%
Growth & Income Fund                           0.75%
Health Sciences Fund                           1.00%
Inflation Protected Fund                       0.50%
International Equities Fund                    0.33%
International Government Bond Fund             0.50%
International Growth I Fund                    0.93%
Large Cap Core Fund                            0.70%
Large Capital Growth Fund                      0.68%
Mid Cap Index Fund                             0.27%
Mid Cap Strategic Growth Fund                  0.70%
Money Market I Fund                            0.43%
Nasdaq-100(R) Index Fund                       0.40%
Science & Technology Fund                      0.88%
Small Cap Aggressive Growth Fund               0.85%
Small Cap Fund                                 0.87%
Small Cap Index Fund                           0.31%
Small Cap Special Values Fund                  0.75%
Small Cap Strategic Growth Fund                0.85%
Social Awareness Fund                          0.50%
Stock Index Fund                               0.25%
VALIC Ultra Fund                               0.83%
Value Fund                                     0.78%



The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------


VC I SHARES


VC I is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans") and IRAs.


BUYING AND SELLING SHARES

As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.


After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

- any minimum initial investment amount and/or limitations on periodic investments;

-  how to purchase, redeem or exchange your interest in the Funds;

-  how to obtain information about your account, including account statements;
   and

-  any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.


None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.


FREQUENT OR SHORT-TERM TRADING

The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below.



VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.



Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC I's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").



Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account. The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account, Plan sponsor, trustee or custodian to monitor market timing within a Fund.



There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which VC I becomes aware of possible market timing activity, it will notify the insurance company separate account, Plan sponsor, trustee or custodian in order to help facilitate the enforcement of such entity's market timing policies and procedures. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from an insurance company separate account, Plan sponsor, trustee or custodian, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that VC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.


You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market

--------------------------------------------------------------------------------

timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

VC I's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.


HOW SHARES ARE VALUED

The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.


As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.


DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares and pays dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.


Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract, a participant under your employer's Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for VC I, whose report, along with the Funds' financial statements, is included in the VC I annual report to shareholders which is available upon request.


Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.


--------------------------------------------------------------------------------

                                                                    ASSET ALLOCATION FUND
                                               ----------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                               ----------------------------------------------------------------
                                                 2006          2005          2004          2003          2002
                                               --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period         $  12.28      $  12.12      $  11.21      $  11.35      $  12.71
                                               ----------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                      0.33(d)       0.27(d)       0.17(d)       0.25(d)       0.33
 Net realized and unrealized gain (loss) on
   investments and foreign currencies              0.31          0.61          1.07         (0.12)        (1.03)
                                               ----------------------------------------------------------------
 Total income (loss) from investment
   operations                                      0.64          0.88          1.24          0.13         (0.70)
                                               ----------------------------------------------------------------
Distributions from:
 Net investment income                            (0.16)        (0.27)        (0.19)        (0.26)        (0.33)
 Net realized gain on securities                  (0.75)        (0.45)        (0.14)        (0.01)        (0.33)
                                               ----------------------------------------------------------------
 Total distributions                              (0.91)        (0.72)        (0.33)        (0.27)        (0.66)
                                               ----------------------------------------------------------------
Net asset value at end of period               $  12.01      $  12.28      $  12.12      $  11.21      $  11.35
                                               ----------------------------------------------------------------
TOTAL RETURN(a)                                    5.36%(h)      7.31%        11.08%(e)      1.28%(e)     (5.57)%
                                               ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)         0.72%         0.65%         0.68%         0.72%         0.64%
Ratio of expenses to average net assets(c)         0.72%         0.65%         0.68%         0.72%         0.64%
Ratio of expense reductions to average net
 assets                                              --            --            --            --            --
Ratio of net investment income (loss) to
 average net assets(b)                             2.67%         2.18%         1.47%         2.36%         2.71%
Ratio of net investment income (loss) to
 average net assets(c)                             2.67%         2.18%         1.47%         2.36%           --
Portfolio turnover rate                             148%          107%(g)        79%(g)       112%(g)        74%(g)
Number of shares outstanding at end of period
 (000's)                                         13,666        15,256        15,869        14,704        15,944
Net assets at end of period (000's)            $164,117      $187,309      $192,301      $164,757      $180,925

                                                                  BLUE CHIP GROWTH FUND
                                               -----------------------------------------------------------
                                                                   YEAR ENDED MAY 31,
                                               -----------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                               -------      -------      -------      -------      -------
PER SHARE DATA
Net asset value at beginning of period         $  8.32      $  7.89      $  6.79      $  7.26      $  8.57
                                               -----------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                     0.03(d)      0.04(d)     (0.00)(d)    (0.01)(d)    (0.01)
 Net realized and unrealized gain (loss) on
   investments and foreign currencies             0.58         0.42         1.10        (0.46)       (1.29)
                                               -----------------------------------------------------------
 Total income (loss) from investment
   operations                                     0.61         0.46         1.10        (0.47)       (1.30)
                                               -----------------------------------------------------------
Distributions from:
 Net investment income                           (0.01)       (0.03)          --           --        (0.01)
 Net realized gain on securities                    --           --           --           --           --
                                               -----------------------------------------------------------
 Total distributions                             (0.01)       (0.03)          --           --        (0.01)
                                               -----------------------------------------------------------
Net asset value at end of period               $  8.92      $  8.32      $  7.89      $  6.79      $  7.26
                                               -----------------------------------------------------------
TOTAL RETURN(a)                                   7.35%(f)     5.81%       16.20%       (6.47)%     (15.22)%
                                               -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)        1.01%        1.08%        1.07%        1.24%        1.15%
Ratio of expenses to average net assets(c)        1.02%        1.10%        1.07%        1.24%        1.15%
Ratio of expense reductions to average net
 assets                                           0.00%        0.01%        0.01%        0.03%        0.00%
Ratio of net investment income (loss) to
 average net assets(b)                            0.35%        0.47%       (0.02)%      (0.19)%      (0.17)%
Ratio of net investment income (loss) to
 average net assets(c)                            0.34%        0.45%       (0.02)%      (0.19)%         --
Portfolio turnover rate                             30%          42%          30%          44%          39%
Number of shares outstanding at end of period
 (000's)                                         7,325        5,847        5,116        3,495        2,763
Net assets at end of period (000's)            $65,366      $48,638      $40,369      $23,728      $20,063



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(c)Excludes, if any, expense reimbursements and expense reductions.



(d)The per share amounts are calculated using the average share method.



(e)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.



(f)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.



(g)Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:



                                        2005     2004     2003     2002
                                        ----     ----     ----     ----
      Asset Allocation Fund             104%     75%      112%     71%



(h)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

                            BROAD CAP VALUE
                              INCOME FUND                     CAPITAL CONSERVATION FUND                       CORE EQUITY FUND
                           -----------------   --------------------------------------------------------     ---------------------
                           DECEMBER 5, 2005*                      YEAR ENDED MAY 31,                         YEAR ENDED MAY 31,
                                  TO           --------------------------------------------------------     ---------------------
                             MAY 31, 2006        2006        2005        2004        2003        2002         2006         2005
                           -----------------   --------     -------     -------     -------     -------     --------     --------
PER SHARE DATA
Net asset value at
 beginning of period            $ 10.00        $   9.66     $  9.53     $ 10.04     $  9.38     $  9.34     $  12.37     $  11.77
                           -----------------   --------------------------------------------------------     ---------------------
Income (loss) from
 investment operations:
 Net investment income
   (loss)                          0.05(e)         0.41(e)     0.37(e)     0.28(e)     0.36(e)     0.52         0.13(e)      0.16(e)
 Net realized and
   unrealized gain (loss)
   on investments and
   foreign currencies              0.18           (0.41)       0.19       (0.37)       0.68        0.04         0.56         0.60
                           -----------------   --------------------------------------------------------     ---------------------
 Total income (loss) from
   investment operations           0.23              --        0.56       (0.09)       1.04        0.56         0.69         0.76
                           -----------------   --------------------------------------------------------     ---------------------
Distributions from:
 Net investment income            (0.02)          (0.21)      (0.38)      (0.31)      (0.38)      (0.52)       (0.06)       (0.16)
 Net realized gain on
   securities                        --              --       (0.05)      (0.11)         --          --           --           --
                           -----------------   --------------------------------------------------------     ---------------------
 Total distributions              (0.02)          (0.21)      (0.43)      (0.42)      (0.38)      (0.52)       (0.06)       (0.16)
                           -----------------   --------------------------------------------------------     ---------------------
Net asset value at end of
 period                         $ 10.21        $   9.45     $  9.66     $  9.53     $ 10.04     $  9.38     $  13.00     $  12.37
                           -----------------   --------------------------------------------------------     ---------------------
TOTAL RETURN(a)                    2.28%          (0.02)%      5.99%      (0.82)%(f)   11.31%      6.12%        5.62%        6.48%
                           -----------------   --------------------------------------------------------     ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
 average net assets(c)             0.85%(b)        0.70%       0.70%       0.68%       0.70%       0.65%        0.85%        0.85%
Ratio of expenses to
 average net assets(d)             3.41%(b)        0.70%       0.70%       0.68%       0.70%       0.65%        0.90%        0.93%
Ratio of expense
 reductions to average
  net assets                         --              --          --          --          --          --         0.01%        0.01%
Ratio of net investment
 income (loss) to average
 net assets(c)                     2.40%(b)        4.65%       3.83%       2.89%       3.77%       5.50%        1.03%        1.30%
Ratio of net investment
 income (loss) to average
 net assets(d)                    (0.16)%(b)       4.65%       3.83%       2.89%       3.77%         --         0.99%        1.22%
Portfolio turnover rate             194%            174%        205%(g)     182%(g)     233%(g)     138%(g)       39%          31%
Number of shares
 outstanding at end of
 period (000's)                   2,663          22,200       8,997       8,167       8,954       7,440       36,132       43,687
Net assets at end of
 period (000's)                 $27,203        $209,742     $86,903     $77,836     $89,866     $69,785     $469,770     $540,620


                                      CORE EQUITY FUND
                             ----------------------------------
                                     YEAR ENDED MAY 31,
                             ----------------------------------
                               2004         2003         2002
                             --------     --------     --------
PER SHARE DATA
Net asset value at
 beginning of period         $  10.12     $  11.10     $  13.36
                             ----------------------------------
Income (loss) from
 investment operations:
 Net investment income
   (loss)                        0.10(e)      0.11(e)      0.07
 Net realized and
   unrealized gain (loss)
   on investments and
   foreign currencies            1.65        (0.98)       (2.26)
                             ----------------------------------
 Total income (loss) from
   investment operations         1.75        (0.87)       (2.19)
                             ----------------------------------
Distributions from:
 Net investment income          (0.10)       (0.11)       (0.07)
 Net realized gain on
   securities                      --           --           --
                             ----------------------------------
 Total distributions            (0.10)       (0.11)       (0.07)
                             ----------------------------------
Net asset value at end of
 period                      $  11.77     $  10.12     $  11.10
                             ----------------------------------
TOTAL RETURN(a)                 17.36%       (7.79)%     (16.43)%
                             ----------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to
 average net assets(c)           0.85%        0.85%        0.84%
Ratio of expenses to
 average net assets(d)           0.95%        0.97%        0.93%
Ratio of expense
 reductions to average
 net assets                      0.01%        0.05%        0.00%
Ratio of net investment
 income (loss) to average
 net assets(c)                   0.88%        1.08%        0.55%
Ratio of net investment
 income (loss) to average
 net assets(d)                   0.79%        0.96%          --
Portfolio turnover rate            28%          25%          64%
Number of shares
 outstanding at end of
 period (000's)                51,118       55,358       61,675
Net assets at end of
 period (000's)              $601,756     $560,038     $684,642



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.



(g)Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:



                                  2005     2004     2003     2002
                                  ----     ----     ----     ----
      Capital Conservation Fund   198%     171%     218%     132%

--------------------------------------------------------------------------------


                                                          CORE VALUE FUND                         FOREIGN VALUE FUND
                                      --------------------------------------------------------    ------------------
                                                         YEAR ENDED MAY 31,                       DECEMBER 5, 2005*
                                      --------------------------------------------------------            TO
                                        2006        2005        2004        2003        2002         MAY 31, 2006
                                      --------    --------    --------    --------    --------    ------------------
PER SHARE DATA
Net asset value at beginning of
 period                               $   9.87    $   9.07    $   7.73    $   8.51    $   9.61         $  10.00
                                      --------------------------------------------------------    ------------------
Income (loss) from investment
 operations:
 Net investment income (loss)             0.17(e)     0.20(e)     0.13(e)     0.11(e)     0.08             0.02(e)
 Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                             0.46        0.80        1.34       (0.79)      (1.10)            0.74
                                      --------------------------------------------------------    ------------------
 Total income (loss) from investment
   operations                             0.63        1.00        1.47       (0.68)      (1.02)            0.76
                                      --------------------------------------------------------    ------------------
Distributions from:
 Net investment income                   (0.09)      (0.20)      (0.13)      (0.10)      (0.08)            0.00
 Net realized gain on securities            --          --          --          --          --               --
                                      --------------------------------------------------------    ------------------
 Total distributions                     (0.09)      (0.20)      (0.13)      (0.10)      (0.08)            0.00
                                      --------------------------------------------------------    ------------------
Net asset value at end of period      $  10.41    $   9.87    $   9.07    $   7.73    $   8.51         $  10.76
                                      --------------------------------------------------------    ------------------
TOTAL RETURN(a)                           6.44%      11.07%      19.16%      (7.87)%    (10.58)%           7.63%
                                      --------------------------------------------------------    ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                                0.83%       0.83%       0.83%       0.83%       0.83%            0.84%(b)
Ratio of expenses to average net
 assets(d)                                0.92%       0.91%       0.91%       0.93%       0.93%            1.65%(b)
Ratio of expense reductions to
 average net assets                         --          --          --          --          --               --
Ratio of net investment income
 (loss) to average net assets(c)          1.67%       2.05%       1.50%       1.47%       0.91%            5.06%(b)
Ratio of net investment income
 (loss) to average net assets(d)          1.58%       1.97%       1.43%       1.37%         --             4.24%(b)
Portfolio turnover rate                    109%         72%         71%         64%         65%               0%
Number of shares outstanding at end
 of period (000's)                      22,207      23,445      25,344      26,008      27,664           65,474
Net assets at end of period (000's)   $231,228    $231,351    $229,928    $200,919    $235,508         $704,398

                                                             GLOBAL STRATEGY
                                      GLOBAL EQUITY FUND          FUND
                                      ------------------    -----------------
                                      DECEMBER 5, 2005*     DECEMBER 5, 2005*
                                              TO                   TO
                                         MAY 31, 2006         MAY 31, 2006
                                      ------------------    -----------------
PER SHARE DATA
Net asset value at beginning of
 period                                    $  10.00             $  10.00
                                      ---------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)                  0.06(e)              0.03
 Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                  0.69                 0.90
                                      ---------------------------------------
 Total income (loss) from investment
   operations                                  0.75                 0.93
                                      ---------------------------------------
Distributions from:
 Net investment income                        (0.01)               (0.01)
 Net realized gain on securities                 --                   --
                                      ---------------------------------------
 Total distributions                          (0.01)               (0.01)
                                      ---------------------------------------
Net asset value at end of period           $  10.74             $  10.92
                                      ---------------------------------------
TOTAL RETURN(a)                                7.48%                9.30%(f)
                                      ---------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                                     0.98%(b)             0.72%(b)
Ratio of expenses to average net
 assets(d)                                     2.16%(b)             1.57%(b)
Ratio of expense reductions to
 average net assets                              --                   --
Ratio of net investment income
 (loss) to average net assets(c)              10.48%(b)             3.80%(b)
Ratio of net investment income
 (loss) to average net assets(d)               9.30%(b)             2.94%(b)
Portfolio turnover rate                           3%                   1%
Number of shares outstanding at end
 of period (000's)                           38,389               37,843
Net assets at end of period (000's)        $412,275             $413,319



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

                                                             GOVERNMENT SECURITIES FUND
                                          ----------------------------------------------------------------
                                                                 YEAR ENDED MAY 31,
                                          ----------------------------------------------------------------
                                            2006          2005          2004          2003          2002
                                          --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period    $  10.14      $   9.82      $  11.24      $  10.37      $  10.07
                                          ----------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)                 0.37(d)       0.31(d)       0.27(d)       0.38(d)       0.51
 Net realized and unrealized gain (loss)
   on investments and foreign currencies     (0.46)         0.33         (0.65)         0.95          0.30
                                          ----------------------------------------------------------------
 Total income (loss) from investment
   operations                                (0.09)         0.64         (0.38)         1.33          0.81
                                          ----------------------------------------------------------------
Distributions from:
 Net investment income                       (0.19)        (0.32)        (0.29)        (0.39)        (0.51)
 Net realized gain on securities                --            --         (0.75)        (0.07)           --
                                          ----------------------------------------------------------------
 Total distributions                         (0.19)        (0.32)        (1.04)        (0.46)        (0.51)
                                          ----------------------------------------------------------------
Net asset value at end of period          $   9.86      $  10.14      $   9.82      $  11.24      $  10.37
                                          ----------------------------------------------------------------
TOTAL RETURN(a)                              (0.94)%        6.54%(a)     (3.40)%       12.99%         8.17%
                                          ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(b)                                    0.65%         0.66%         0.65%         0.66%         0.63%
Ratio of expenses to average net
 assets(c)                                    0.65%         0.66%         0.65%         0.66%         0.63%
Ratio of expense reductions to average
 net assets                                     --            --            --            --            --
Ratio of net investment income (loss) to
 average net assets(b)                        3.68%         3.03%         2.59%         3.54%         4.89%
Ratio of net investment income (loss) to
 average net assets(c)                        3.68%         3.03%         2.59%         3.54%           --
Portfolio turnover rate                         99%          216%(f)       169%(f)       209%(f)        91%(f)
Number of shares outstanding at end of
 period (000's)                             11,775        13,361        14,904        17,836        12,993
Net assets at end of period (000's)       $116,084      $135,549      $146,347      $200,412      $134,726

                                                                GROWTH & INCOME FUND
                                          ----------------------------------------------------------------
                                                                 YEAR ENDED MAY 31,
                                          ----------------------------------------------------------------
                                            2006          2005          2004          2003          2002
                                          --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period    $  14.02      $  12.87      $  11.32      $  12.87      $  14.84
                                          ----------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)                 0.15(d)       0.19(d)       0.07(d)       0.09(d)       0.08
 Net realized and unrealized gain (loss)
   on investments and foreign currencies      0.60          1.15          1.55         (1.55)        (1.75)
                                          ----------------------------------------------------------------
 Total income (loss) from investment
   operations                                 0.75          1.34          1.62         (1.46)        (1.67)
                                          ----------------------------------------------------------------
Distributions from:
 Net investment income                       (0.07)        (0.19)        (0.07)        (0.09)        (0.09)
 Net realized gain on securities                --            --            --            --         (0.21)
                                          ----------------------------------------------------------------
 Total distributions                         (0.07)        (0.19)        (0.07)        (0.09)        (0.30)
                                          ----------------------------------------------------------------
Net asset value at end of period          $  14.70      $  14.02      $  12.87      $  11.32      $  12.87
                                          ----------------------------------------------------------------
TOTAL RETURN(a)                               5.36%        10.47%        14.33%       (11.31)%      (11.36)%
                                          ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(b)                                    0.85%         0.85%         0.85%         0.85%         0.85%
Ratio of expenses to average net
 assets(c)                                    0.89%         0.90%         0.89%         0.91%         0.87%
Ratio of expense reductions to average
 net assets                                     --            --            --            --            --
Ratio of net investment income (loss) to
 average net assets(b)                        1.04%         1.41%         0.55%         0.82%         0.59%
Ratio of net investment income (loss) to
 average net assets(c)                        1.00%         1.35%         0.51%         0.76%           --
Portfolio turnover rate                        148%           74%          168%           97%          110%
Number of shares outstanding at end of
 period (000's)                              9,858        12,102        13,963        15,402        17,145
Net assets at end of period (000's)       $144,880      $169,724      $179,737      $174,359      $220,745



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(c)Excludes, if any, expense reimbursements and expense reductions.



(d)The per share amounts are calculated using the average share method.



(e)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.



(f)Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:



                                       2005     2004     2003     2002
                                       ----     ----     ----     ----
      Government Securities Fund       216%     169%     201%     89%

--------------------------------------------------------------------------------

                                                          HEALTH SCIENCES FUND
                                     --------------------------------------------------------------
                                                           YEAR ENDED MAY 31,
                                     --------------------------------------------------------------
                                       2006          2005          2004         2003         2002
                                     --------      --------      --------      -------      -------
PER SHARE DATA
Net asset value at beginning of
 period                              $   9.49      $  10.06      $   7.98      $  7.76      $  8.93
                                     --------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)           (0.08)(e)     (0.08)(e)     (0.07)(e)    (0.05)(e)    (0.04)
 Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                    1.70         (0.02)         2.15         0.27        (1.13)
                                     --------------------------------------------------------------
 Total income (loss) from
   investment operations                 1.62         (0.10)         2.08         0.22        (1.17)
                                     --------------------------------------------------------------
Distributions from:
 Net investment income                     --            --            --           --           --
 Net realized gain on securities        (0.47)        (0.47)           --           --           --
                                     --------------------------------------------------------------
 Total distributions                    (0.47)        (0.47)           --           --           --
                                     --------------------------------------------------------------
Net asset value at end of period     $  10.64      $   9.49      $  10.06      $  7.98      $  7.76
                                     --------------------------------------------------------------
TOTAL RETURN(a)                         16.94%        (1.23)%       26.07%        2.84%(f)   (13.10)%
                                     --------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                               1.16%         1.17%         1.15%        1.24%        1.22%
Ratio of expenses to average net
 assets(d)                               1.16%         1.17%         1.15%        1.24%        1.22%
Ratio of expense reductions to
 average net assets                      0.01%         0.01%         0.03%        0.03%        0.00%
Ratio of net investment income
 (loss) to average net assets(c)        (0.76)%       (0.80)%       (0.77)%      (0.75)%      (0.65)%
Ratio of net investment income
 (loss) to average net assets(d)        (0.76)%       (0.80)%       (0.77)%      (0.75)%         --
Portfolio turnover rate                    54%           49%           41%          48%          70%
Number of shares outstanding at end
 of period (000's)                     17,026        15,856        15,312        9,732        7,029
Net assets at end of period (000's)  $181,078      $150,541      $154,050      $77,673      $54,514

                                          INFLATION PROTECTED FUND
                                     ----------------------------------
                                     YEAR ENDED      DECEMBER 20, 2004*
                                      MAY 31,                TO
                                        2006            MAY 31, 2005
                                     ----------      ------------------
PER SHARE DATA
Net asset value at beginning of
 period                               $ 10.17             $ 10.00
                                     ----------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)            0.43(e)             0.20(e)
 Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                   (0.68)               0.10
                                     ----------------------------------
 Total income (loss) from
   investment operations                (0.25)               0.30
                                     ----------------------------------
Distributions from:
 Net investment income                  (0.32)              (0.13)
 Net realized gain on securities         0.00                  --
                                     ----------------------------------
 Total distributions                    (0.32)              (0.13)
                                     ----------------------------------
Net asset value at end of period      $  9.60             $ 10.17
                                     ----------------------------------
TOTAL RETURN(a)                         (2.44)%              3.00%
                                     ----------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                               0.65%               0.65%(b)
Ratio of expenses to average net
 assets(d)                               1.02%               2.27%(b)
Ratio of expense reductions to
 average net assets                        --                  --
Ratio of net investment income
 (loss) to average net assets(c)         4.45%               4.67%(b)
Ratio of net investment income
 (loss) to average net assets(d)         4.08%               3.05%(b)
Portfolio turnover rate                    13%                 39%
Number of shares outstanding at end
 of period (000's)                      1,668               1,069
Net assets at end of period (000's)   $16,016             $10,873



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

--------------------------------------------------------------------------------

                                                             INTERNATIONAL EQUITIES FUND
                                           ---------------------------------------------------------------
                                                                 YEAR ENDED MAY 31,
                                           ---------------------------------------------------------------
                                             2006          2005          2004         2003          2002
                                           --------      --------      --------      -------      --------
PER SHARE DATA
Net asset value at beginning of period     $   7.56      $   6.80      $   5.50      $  6.67      $   8.78
                                           ---------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                  0.19(d)       0.16(d)       0.12(d)      0.09(d)       0.09
 Net realized and unrealized gain (loss)
   on investments and foreign currencies       2.09          0.73          1.29        (1.20)        (1.07)
                                           ---------------------------------------------------------------
 Total income (loss) from investment
   operations                                  2.28          0.89          1.41        (1.11)        (0.98)
                                           ---------------------------------------------------------------
Distributions from:
 Net investment income                        (0.05)        (0.13)        (0.11)       (0.06)        (0.16)
 Net realized gain on securities                 --            --            --           --         (0.97)
                                           ---------------------------------------------------------------
 Total distributions                          (0.05)        (0.13)        (0.11)       (0.06)        (1.13)
                                           ---------------------------------------------------------------
Net asset value at end of period           $   9.79      $   7.56      $   6.80      $  5.50      $   6.67
                                           ---------------------------------------------------------------
TOTAL RETURN(a)                               30.32%        13.10%(e)     25.78%      (16.64)%      (10.66)%
                                           ---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(b)                                     0.56%         0.67%         0.61%        0.68%         0.78%
Ratio of expenses to average net
 assets(c)                                     0.56%         0.67%         0.61%        0.68%         0.78%
Ratio of expense reductions to average
 net assets                                      --            --            --           --            --
Ratio of net investment income (loss) to
 average net assets(b)                         2.19%         2.17%         1.96%        1.71%         1.16%
Ratio of net investment income (loss) to
 average net assets(c)                         2.19%         2.17%         1.96%        1.71%           --
Portfolio turnover rate                          98%           68%           12%           0%           45%
Number of shares outstanding at end of
 period (000's)                              83,906        65,340        29,964       16,491        15,226
Net assets at end of period (000's)        $821,577      $493,945      $203,768      $90,680      $101,562

                                                          INTERNATIONAL GOVERNMENT BOND FUND
                                           ----------------------------------------------------------------
                                                                  YEAR ENDED MAY 31,
                                           ----------------------------------------------------------------
                                             2006          2005          2004          2003          2002
                                           --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period     $  13.04      $  13.40      $  13.83      $  11.04      $  10.10
                                           ----------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                  0.48(d)       0.50(d)       0.55(d)       0.05(d)       0.54
 Net realized and unrealized gain (loss)
   on investments and foreign currencies      (0.17)         1.08         (0.25)         2.81          0.49
                                           ----------------------------------------------------------------
 Total income (loss) from investment
   operations                                  0.31          1.58          0.30          2.86          1.03
                                           ----------------------------------------------------------------
Distributions from:
 Net investment income                        (0.28)        (0.76)        (0.52)           --            --
 Net realized gain on securities              (0.99)        (1.18)        (0.21)        (0.07)        (0.09)
                                           ----------------------------------------------------------------
 Total distributions                          (1.27)        (1.94)        (0.73)        (0.07)        (0.09)
                                           ----------------------------------------------------------------
Net asset value at end of period           $  12.08      $  13.04      $  13.40      $  13.83      $  11.04
                                           ----------------------------------------------------------------
TOTAL RETURN(a)                                2.65%(f)     12.30%         2.10%        25.96%        10.23%
                                           ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(b)                                     0.71%         0.69%         0.72%         0.77%         0.73%
Ratio of expenses to average net
 assets(c)                                     0.71%         0.69%         0.72%         0.77%         0.73%
Ratio of expense reductions to average
 net assets                                      --            --            --            --            --
Ratio of net investment income (loss) to
 average net assets(b)                         3.81%         3.77%         3.95%         4.81%         5.71%
Ratio of net investment income (loss) to
 average net assets(c)                         3.81%         3.77%         3.95%         4.81%           --
Portfolio turnover rate                         198%          136%(g)       119%(g)        70%(g)       110%(g)
Number of shares outstanding at end of
 period (000's)                              11,377        11,362        10,753        11,386         9,242
Net assets at end of period (000's)        $137,405      $148,171      $144,083      $157,478      $102,053



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(c)Excludes, if any, expense reimbursements and expense reductions.



(d)The per share amounts are calculated using the average share method.



(e)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.



(f)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.



(g)Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:



                                           2005     2004     2003     2002
                                           ----     ----     ----     ----
      International Government Bond Fund   136%     119%     70%      110%

--------------------------------------------------------------------------------

                                                                                                               LARGE CAP CORE
                                                          INTERNATIONAL GROWTH I FUND                               FUND
                                        ----------------------------------------------------------------      -----------------
                                                               YEAR ENDED MAY 31,                             DECEMBER 5, 2005*
                                        ----------------------------------------------------------------             TO
                                          2006          2005          2004          2003          2002          MAY 31, 2006
                                        --------      --------      --------      --------      --------      -----------------
PER SHARE DATA
Net asset value at beginning of period  $   8.07      $   7.38      $   6.07      $   7.25      $   8.31          $  10.00
                                        ----------------------------------------------------------------      -----------------
Income (loss) from investment
 operations:
 Net investment income (loss)               0.16(e)       0.08(e)       0.06(e)       0.08(e)       0.05              0.02(e)
 Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                               2.12          0.69          1.31         (1.15)        (1.09)             0.09
                                        ----------------------------------------------------------------      -----------------
 Total income (loss) from investment
   operations                               2.28          0.77          1.37         (1.07)        (1.04)             0.11
                                        ----------------------------------------------------------------      -----------------
Distributions from:
 Net investment income                     (0.05)        (0.08)        (0.06)        (0.11)        (0.02)            (0.01)
 Net realized gain on securities              --            --            --            --            --                --
                                        ----------------------------------------------------------------      -----------------
 Total distributions                       (0.05)        (0.08)        (0.06)        (0.11)        (0.02)            (0.01)
                                        ----------------------------------------------------------------      -----------------
Net asset value at end of period        $  10.30      $   8.07      $   7.38      $   6.07      $   7.25          $  10.10
                                        ----------------------------------------------------------------      -----------------
TOTAL RETURN(a)                            28.35%        10.46%        22.57%       (14.76)%      (12.56)%            1.10%(f)
                                        ----------------------------------------------------------------      -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                                  1.01%         1.03%         1.06%         1.06%         1.06%             0.85%(b)
Ratio of expenses to average net
 assets(d)                                  1.19%         1.29%         1.28%         1.36%         1.33%             2.43%(b)
Ratio of expense reductions to average
 net assets                                   --            --            --            --            --                --
Ratio of net investment income (loss)
 to average net assets(c)                   1.71%         0.99%         0.83%         1.25%         0.67%             3.49%(b)
Ratio of net investment income (loss)
 to average net assets(d)                   1.53%         0.73%         0.61%         0.95%           --              1.90%(b)
Portfolio turnover rate                       97%           94%          164%          192%          205%                2%
Number of shares outstanding at end of
 period (000's)                           48,065        46,352        52,010        56,825        60,441            17,431
Net assets at end of period (000's)     $495,181      $374,189      $383,924      $345,213      $438,474          $176,038

                                               LARGE CAPITAL GROWTH
                                                       FUND
                                        ----------------------------------
                                        YEAR ENDED      DECEMBER 20, 2004*
                                         MAY 31,                TO
                                           2006            MAY 31, 2005
                                        ----------      ------------------
PER SHARE DATA
Net asset value at beginning of period   $   9.85             $10.00
                                        ----------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)                0.01(e)            0.01(e)
 Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                0.59              (0.16)
                                        ----------------------------------
 Total income (loss) from investment
   operations                                0.60              (0.15)
                                        ----------------------------------
Distributions from:
 Net investment income                      (0.02)              0.00
 Net realized gain on securities               --                 --
                                        ----------------------------------
 Total distributions                        (0.02)              0.00
                                        ----------------------------------
Net asset value at end of period         $  10.43             $ 9.85
                                        ----------------------------------
TOTAL RETURN(a)                              6.08%             (1.49)%
                                        ----------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                                   0.79%              0.85%(b)
Ratio of expenses to average net
 assets(d)                                   1.33%              2.73%(b)
Ratio of expense reductions to average
 net assets                                    --                 --
Ratio of net investment income (loss)
 to average net assets(c)                    0.30%              0.29%(b)
Ratio of net investment income (loss)
 to average net assets(d)                   (0.24)%            (1.59)%(b)
Portfolio turnover rate                       404%                45%
Number of shares outstanding at end of
 period (000's)                            58,300              1,000
Net assets at end of period (000's)      $608,299             $9,849



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

--------------------------------------------------------------------------------

                                                                             MID CAP INDEX FUND
                                                 --------------------------------------------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                 --------------------------------------------------------------------------
                                                    2006            2005            2004            2003            2002
                                                 ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
Net asset value at beginning of period           $    21.46      $    19.41      $    15.62      $    18.01      $    19.82
                                                 --------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                          0.25(e)         0.19(e)         0.14(e)         0.11(e)         0.13
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                  3.00            2.42            3.94           (1.88)           0.16
                                                 --------------------------------------------------------------------------
 Total income (loss) from investment operations        3.25            2.61            4.08           (1.77)           0.29
                                                 --------------------------------------------------------------------------
Distributions from:
 Net investment income                                (0.11)          (0.19)          (0.15)          (0.10)          (0.14)
 Net realized gain on securities                      (0.88)          (0.37)          (0.14)          (0.52)          (1.96)
                                                 --------------------------------------------------------------------------
 Total distributions                                  (0.99)          (0.56)          (0.29)          (0.62)          (2.10)
                                                 --------------------------------------------------------------------------
Net asset value at end of period                 $    23.72      $    21.46      $    19.41      $    15.62      $    18.01
                                                 --------------------------------------------------------------------------
TOTAL RETURN(a)                                       15.35%(f)       13.50%          26.22%          (9.50)%          2.03%
                                                 --------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)             0.39%           0.40%           0.41%           0.45%           0.41%
Ratio of expenses to average net assets(d)             0.39%           0.40%           0.41%           0.45%           0.41%
Ratio of expense reductions to average net
 assets                                                  --              --              --              --              --
Ratio of net investment income (loss) to
 average net assets(c)                                 1.09%           0.95%           0.80%           0.77%           0.74%
Ratio of net investment income (loss) to
 average net assets(d)                                 1.09%           0.95%           0.80%           0.77%             --
Portfolio turnover rate                                  19%             14%             11%             10%             17%
Number of shares outstanding at end of period
 (000's)                                            101,116          89,704          80,118          70,135          64,086
Net assets at end of period (000's)              $2,398,610      $1,925,334      $1,554,815      $1,095,294      $1,154,008

                                                   MID CAP STRATEGIC GROWTH FUND
                                                 ----------------------------------
                                                 YEAR ENDED      DECEMBER 20, 2004*
                                                  MAY 31,                TO
                                                    2006            MAY 31, 2005
                                                 ----------      ------------------
PER SHARE DATA
Net asset value at beginning of period            $   9.97             $10.00
                                                 ----------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                         0.02(e)           (0.02)(e)
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                 1.77              (0.01)
                                                 ----------------------------------
 Total income (loss) from investment operations       1.79              (0.03)
                                                 ----------------------------------
Distributions from:
 Net investment income                                  --               0.00
 Net realized gain on securities                        --                 --
                                                 ----------------------------------
 Total distributions                                    --               0.00
                                                 ----------------------------------
Net asset value at end of period                  $  11.76             $ 9.97
                                                 ----------------------------------
TOTAL RETURN(a)                                      17.95%             (0.28)%
                                                 ----------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)            0.84%              0.85%(b)
Ratio of expenses to average net assets(d)            1.39%              2.68%(b)
Ratio of expense reductions to average net
 assets                                                 --                 --
Ratio of net investment income (loss) to
 average net assets(c)                                0.60%             (0.37)%(b)
Ratio of net investment income (loss) to
 average net assets(d)                                0.05%             (2.20)%(b)
Portfolio turnover rate                                486%                72%
Number of shares outstanding at end of period
 (000's)                                            30,660              1,000
Net assets at end of period (000's)               $360,613             $9,976



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

--------------------------------------------------------------------------------

                                                                     MONEY MARKET I FUND
                                               ----------------------------------------------------------------
                                                                      YEAR ENDED MAY 31,
                                               ----------------------------------------------------------------
                                                 2006          2005          2004          2003          2002
                                               --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period         $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                               ----------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                      0.04(d)       0.01(d)       0.01(d)       0.01(d)       0.02
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                --            --            --            --            --
                                               ----------------------------------------------------------------
 Total income (loss) from investment
   operations                                      0.04          0.01          0.01          0.01          0.02
                                               ----------------------------------------------------------------
Distributions from:
 Net investment income                            (0.04)        (0.01)        (0.01)        (0.01)        (0.02)
 Net realized gain on securities                     --            --            --            --            --
                                               ----------------------------------------------------------------
 Total distributions                              (0.04)        (0.01)        (0.01)        (0.01)        (0.02)
                                               ----------------------------------------------------------------
Net asset value at end of period               $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                               ----------------------------------------------------------------
TOTAL RETURN(a)                                    3.61%         1.46%         0.51%         1.00%         2.14%
                                               ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)         0.53%         0.57%         0.60%         0.59%         0.60%
Ratio of expenses to average net assets(c)         0.56%         0.61%         0.64%         0.64%         0.62%
Ratio of expense reductions to average net
 assets                                              --            --            --            --            --
Ratio of net investment income (loss) to
 average net assets(b)                             3.56%         1.43%         0.51%         1.01%         2.07%
Ratio of net investment income (loss) to
 average net assets(c)                             3.54%         1.40%         0.47%         0.96%           --
Portfolio turnover rate                             N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period
 (000's)                                        442,628       407,934       453,707       524,446       734,135
Net assets at end of period (000's)            $442,628      $407,933      $453,707      $524,446      $734,135

                                                                NASDAQ-100(R) INDEX FUND
                                               -----------------------------------------------------------
                                                                   YEAR ENDED MAY 31,
                                               -----------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                               -------      -------      -------      -------      -------
PER SHARE DATA
Net asset value at beginning of period         $  4.28      $  4.11      $  3.36      $  3.40      $  5.09
                                               -----------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                     0.00(d)      0.03(d)     (0.01)(d)    (0.01)(d)    (0.01)
 Net realized and unrealized gain (loss) on
   investments and foreign currencies             0.10         0.17         0.76        (0.03)       (1.68)
                                               -----------------------------------------------------------
 Total income (loss) from investment
   operations                                     0.10         0.20         0.75        (0.04)       (1.69)
                                               -----------------------------------------------------------
Distributions from:
 Net investment income                           (0.00)       (0.03)          --           --           --
 Net realized gain on securities                    --           --           --           --           --
                                               -----------------------------------------------------------
 Total distributions                                --        (0.03)          --           --           --
                                               -----------------------------------------------------------
Net asset value at end of period               $  4.38      $  4.28      $  4.11      $  3.36      $  3.40
                                               -----------------------------------------------------------
TOTAL RETURN(a)                                   2.36%        4.81%       22.32%       (1.18)%     (33.20)%
                                               -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)        0.61%        0.65%        0.63%        0.81%        0.77%
Ratio of expenses to average net assets(c)        0.61%        0.65%        0.63%        0.81%        0.77%
Ratio of expense reductions to average net
 assets                                             --           --           --           --           --
Ratio of net investment income (loss) to
 average net assets(b)                            0.07%        0.73%       (0.32)%      (0.48)%      (0.36)%
Ratio of net investment income (loss) to
 average net assets(c)                            0.07%        0.73%       (0.32)%      (0.48)%         --
Portfolio turnover rate                             14%           8%          14%           6%           2%
Number of shares outstanding at end of period
 (000's)                                        18,856       21,147       22,672       15,570        7,786
Net assets at end of period (000's)            $82,519      $90,520      $93,089      $52,306      $26,449



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(c)Excludes, if any, expense reimbursements and expense reductions.



(d)The per share amounts are calculated using the average share method.

--------------------------------------------------------------------------------

                                                                               SCIENCE & TECHNOLOGY FUND
                                                       --------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                                       --------------------------------------------------------------------------
                                                          2006            2005            2004            2003            2002
                                                       ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
Net asset value at beginning of period                 $    11.27      $    11.08      $     9.14      $     9.56      $    17.28
                                                       --------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                               (0.05)(d)       (0.00)(d)       (0.07)(d)       (0.05)(d)       (0.07)
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                        0.28            0.19            2.01           (0.37)          (6.86)
                                                       --------------------------------------------------------------------------
 Total income (loss) from investment operations              0.23            0.19            1.94           (0.42)          (6.93)
                                                       --------------------------------------------------------------------------
Distributions from:
 Net investment income                                         --              --              --              --              --
 Net realized gain on securities                               --              --              --              --           (0.79)
                                                       --------------------------------------------------------------------------
 Total distributions                                           --              --              --              --           (0.79)
                                                       --------------------------------------------------------------------------
Net asset value at end of period                       $    11.50      $    11.27      $    11.08      $     9.14      $     9.56
                                                       --------------------------------------------------------------------------
TOTAL RETURN(a)                                              2.04%           1.71%          21.23%          (4.39)%        (41.26)%
                                                       --------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                   1.01%           1.03%           1.01%           1.00%           1.00%
Ratio of expenses to average net assets(c)                   1.01%           1.03%           1.02%           1.04%           1.02%
Ratio of expense reductions to average net assets            0.02%           0.01%           0.01%           0.02%           0.00%
Ratio of net investment income (loss) to average net
 assets(b)                                                  (0.42)%         (0.02)%         (0.68)%         (0.66)%         (0.59)%
Ratio of net investment income (loss) to average net
 assets(c)                                                  (0.42)%         (0.02)%         (0.69)%         (0.71)%            --
Portfolio turnover rate                                       117%             56%             56%             53%            104%
Number of shares outstanding at end of period (000's)      89,433         107,429         126,963         129,123         129,126
Net assets at end of period (000's)                    $1,028,643      $1,210,236      $1,406,766      $1,180,380      $1,234,937

(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)Excludes, if any, expense reimbursements and expense reductions.

(d)The per share amounts are calculated using the average share method.

--------------------------------------------------------------------------------


                                       SMALL CAP AGGRESSIVE
                                           GROWTH FUND                                    SMALL CAP FUND
                                       --------------------      ----------------------------------------------------------------
                                        DECEMBER 5, 2005*                               YEAR ENDED MAY 31,
                                                TO               ----------------------------------------------------------------
                                           MAY 31, 2006            2006          2005          2004          2003          2002
                                       --------------------      --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of
 period                                      $ 10.00             $  11.01      $   9.75      $   7.67      $   8.75      $   9.09
                                       --------------------      ----------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)                  (0.01)(e)             0.00(e)      (0.02)(e)     (0.04)(e)     (0.02)(e)     (0.01)
 Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                   0.23                 1.63          1.28          2.12         (1.06)        (0.33)
                                       --------------------      ----------------------------------------------------------------
 Total income (loss) from investment
   operations                                   0.22                 1.63          1.26          2.08         (1.08)        (0.34)
                                       --------------------      ----------------------------------------------------------------
Distributions from:
 Net investment income                            --                   --            --            --            --            --
 Net realized gain on securities                  --                   --            --            --            --            --
                                       --------------------      ----------------------------------------------------------------
 Total distributions                              --                   --            --            --            --            --
                                       --------------------      ----------------------------------------------------------------
Net asset value at end of period             $ 10.22             $  12.64      $  11.01      $   9.75      $   7.67      $   8.75
                                       --------------------      ----------------------------------------------------------------
TOTAL RETURN(a)                                 2.20%               14.80%        12.92%(f)     27.12%       (12.34)%       (3.74)%
                                       --------------------      ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                                      1.00%(b)             0.95%         0.95%         0.95%         0.95%         0.95%
Ratio of expenses to average net
 assets(d)                                      3.18%(b)             1.02%         1.05%         1.04%         1.06%         1.06%
Ratio of expense reductions to
 average net assets                               --                   --            --            --            --            --
Ratio of net investment income (loss)
 to average net assets(c)                      (0.80)%(b)           (0.02)%       (0.17)%       (0.39)%       (0.29)%       (0.15)%
Ratio of net investment income (loss)
 to average net assets(d)                      (2.98)%(b)           (0.09)%       (0.27)%       (0.48)%       (0.40)%          --
Portfolio turnover rate                           28%                  83%          119%           66%           74%           68%
Number of shares outstanding at end
 of period (000's)                             6,032               48,356        55,101        62,391        69,895        75,125
Net assets at end of period (000's)          $61,659             $611,356      $606,923      $608,133      $535,870      $657,045



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

--------------------------------------------------------------------------------


                                                                              SMALL CAP INDEX FUND
                                                        ----------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
                                                        ----------------------------------------------------------------
                                                          2006          2005          2004          2003          2002
                                                        --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                  $  15.16      $  13.97      $  10.86      $  11.97      $  14.11
                                                        ----------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                               0.15(e)    0.11(e)       0.08(e)       0.09(e)          0.13
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                       2.51          1.21          3.13         (1.12)        (0.32)
                                                        ----------------------------------------------------------------
 Total income (loss) from investment operations             2.66          1.32          3.21         (1.03)        (0.19)
                                                        ----------------------------------------------------------------
Distributions from:
 Net investment income                                     (0.07)        (0.13)        (0.10)        (0.08)        (0.13)
 Net realized gain on securities                           (0.51)           --            --            --         (1.82)
                                                        ----------------------------------------------------------------
 Total distributions                                       (0.58)        (0.13)        (0.10)        (0.08)        (1.95)
                                                        ----------------------------------------------------------------
Net asset value at end of period                        $  17.24      $  15.16      $  13.97      $  10.86      $  11.97
                                                        ----------------------------------------------------------------
TOTAL RETURN(a)                                            17.84%         9.46%        29.62%        (8.55)%       (1.08)%
                                                        ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                  0.45%         0.46%         0.48%         0.52%         0.48%
Ratio of expenses to average net assets(d)                  0.45%         0.46%         0.48%         0.52%         0.48%
Ratio of expense reductions to average net assets             --            --            --            --            --
Ratio of net investment income (loss) to average net
 assets(c)                                                  0.90%         0.78%         0.65%         0.93%         1.03%
Ratio of net investment income (loss) to average net
 assets(d)                                                  0.90%         0.78%         0.65%         0.93%           --
Portfolio turnover rate                                       22%           18%           15%           35%           34%
Number of shares outstanding at end of period (000's)     57,051        45,300        34,417        24,411        21,473
Net assets at end of period (000's)                     $983,742      $686,567      $480,867      $265,018      $257,046

                                                            SMALL CAP              SMALL CAP
                                                             SPECIAL               STRATEGIC
                                                           VALUES FUND            GROWTH FUND
                                                        -----------------      -----------------
                                                           DECEMBER 5,            DECEMBER 5,
                                                            2005* TO               2005* TO
                                                          MAY 31, 2006           MAY 31, 2006
                                                        -----------------      -----------------
PER SHARE DATA
Net asset value at beginning of period                      $  10.00               $  10.00
                                                        -----------------      -----------------
Income (loss) from investment operations:
 Net investment income (loss)                                0.02(e)                   0.00(e)
 Net realized and unrealized gain (loss) on
   investments and foreign currencies                           0.58                   0.33
                                                        -----------------      -----------------
 Total income (loss) from investment operations                 0.60                   0.33
                                                        -----------------      -----------------
Distributions from:
 Net investment income                                         (0.01)                    --
 Net realized gain on securities                                  --                     --
                                                        -----------------      -----------------
 Total distributions                                           (0.01)                    --
                                                        -----------------      -----------------
Net asset value at end of period                            $  10.59               $  10.33
                                                        -----------------      -----------------
TOTAL RETURN(a)                                                 6.02%(f)               3.30%
                                                        -----------------      -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                      0.90%(b)               1.00%(b)
Ratio of expenses to average net assets(d)                      2.30%(b)               2.49%(b)
Ratio of expense reductions to average net assets                 --                     --
Ratio of net investment income (loss) to average net
 assets(c)                                                      2.91%(b)              (0.49)%(b)
Ratio of net investment income (loss) to average net
 assets(d)                                                      1.51%(b)              (1.98)%(b)
Portfolio turnover rate                                          132%                   277%
Number of shares outstanding at end of period (000's)         35,239                 18,720
Net assets at end of period (000's)                         $373,291               $193,337



 * Date Fund commenced operations.


(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

--------------------------------------------------------------------------------

                                                       SOCIAL AWARENESS FUND
                                  ----------------------------------------------------------------
                                                         YEAR ENDED MAY 31,
                                  ----------------------------------------------------------------
                                    2006          2005          2004          2003          2002
                                  --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of
 period                           $  19.38      $  18.28      $  15.73      $  17.66      $  21.01
                                  ----------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)         0.26(d)       0.27(d)       0.16(d)       0.16(d)       0.13
 Net realized and unrealized
   gain (loss) on investments
   and foreign currencies             1.30          1.09          2.55         (1.60)        (2.76)
                                  ----------------------------------------------------------------
 Total income (loss) from
   investment operations              1.56          1.36          2.71         (1.44)        (2.63)
                                  ----------------------------------------------------------------
Distributions from:
 Net investment income               (0.12)        (0.26)        (0.16)        (0.15)        (0.14)
 Net realized gain on securities        --            --            --         (0.34)        (0.58)
                                  ----------------------------------------------------------------
 Total distributions                 (0.12)        (0.26)        (0.16)        (0.49)        (0.72)
                                  ----------------------------------------------------------------
Net asset value at end of period  $  20.82      $  19.38      $  18.28      $  15.73      $  17.66
                                  ----------------------------------------------------------------
TOTAL RETURN(a)                       8.09%         7.47%        17.27%        (7.89)%      (12.77)%
                                  ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(b)                            0.63%         0.63%         0.63%         0.65%         0.61%
Ratio of expenses to average net
 assets(c)                            0.63%         0.63%         0.63%         0.65%         0.61%
Ratio of expense reductions to
 average net assets                     --            --            --            --            --
Ratio of net investment income
 (loss) to average net assets(b)      1.30%         1.42%         0.89%         1.05%         0.69%
Ratio of net investment income
 (loss) to average net assets(c)      1.30%         1.42%         0.89%         1.05%           --
Portfolio turnover rate                139%           53%           79%           58%           40%
Number of shares outstanding at
 end of period (000's)              18,349        20,461        21,814        22,221        23,444
Net assets at end of period
 (000's)                          $382,067      $396,563      $398,820      $349,610      $414,108

                                                               STOCK INDEX FUND
                                  --------------------------------------------------------------------------
                                                              YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------------
                                     2006            2005            2004            2003            2002
                                  ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
Net asset value at beginning of
 period                           $    32.17      $    30.74      $    26.51      $    30.11      $    36.89
                                  --------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)           0.53(d)         0.54(d)         0.39(d)         0.35(d)         0.33
 Net realized and unrealized
   gain (loss) on investments
   and foreign currencies               2.11            1.88            4.33           (2.97)          (5.45)
                                  --------------------------------------------------------------------------
 Total income (loss) from
   investment operations                2.64            2.42            4.72           (2.62)          (5.12)
                                  --------------------------------------------------------------------------
Distributions from:
 Net investment income                 (0.25)          (0.54)          (0.39)          (0.34)          (0.34)
 Net realized gain on securities       (0.69)          (0.45)          (0.10)          (0.64)          (1.32)
                                  --------------------------------------------------------------------------
 Total distributions                   (0.94)          (0.99)          (0.49)          (0.98)          (1.66)
                                  --------------------------------------------------------------------------
Net asset value at end of period  $    33.87      $    32.17      $    30.74      $    26.51      $    30.11
                                  --------------------------------------------------------------------------
TOTAL RETURN(a)                         8.27%           7.89%          17.90%          (8.44)%        (14.16)%
                                  --------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(b)                              0.36%           0.38%           0.38%           0.40%           0.37%
Ratio of expenses to average net
 assets(c)                              0.36%           0.38%           0.38%           0.40%           0.37%
Ratio of expense reductions to
 average net assets                       --              --              --              --              --
Ratio of net investment income
 (loss) to average net assets(b)        1.57%           1.72%           1.33%           1.39%           1.01%
Ratio of net investment income
 (loss) to average net assets(c)        1.57%           1.72%           1.33%           1.39%             --
Portfolio turnover rate                    7%              5%              3%              6%              6%
Number of shares outstanding at
 end of period (000's)               140,078         138,996         137,616         136,800         135,870
Net assets at end of period
 (000's)                          $4,744,289      $4,471,146      $4,230,395      $3,627,137      $4,091,054


(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.


(b)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(c)Excludes, if any, expense reimbursements and expense reductions.



(d)The per share amounts are calculated using the average share method.

--------------------------------------------------------------------------------


                                   VALIC ULTRA FUND                                     VALUE FUND
                                   -----------------      -----------------------------------------------------------------------
                                   DECEMBER 5, 2005*                    YEAR ENDED MAY 31,                     DECEMBER 31, 2001*
                                          TO              -----------------------------------------------              TO
                                     MAY 31, 2006           2006         2005         2004         2003           MAY 31, 2002
                                   -----------------      --------      -------      -------      -------      ------------------
PER SHARE DATA
Net asset value at beginning of
 period                               $    10.00          $  11.15      $  9.99      $  8.62      $  9.69           $ 10.00
                                   ---------------        -----------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)               0.01(e)           0.14(e)      0.06(e)      0.08(e)      0.07(e)           0.02
 Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                      (0.79)             1.07         1.42         1.38        (1.05)            (0.31)
                                   ---------------        -----------------------------------------------------------------------
 Total income (loss) from
   investment operations                   (0.78)             1.21         1.48         1.46        (0.98)            (0.29)
                                   ---------------        -----------------------------------------------------------------------
Distributions from:
 Net investment income                        --             (0.05)       (0.01)       (0.09)       (0.06)            (0.02)
 Net realized gain on securities              --             (0.12)       (0.31)          --        (0.03)               --
                                   ---------------        -----------------------------------------------------------------------
 Total distributions                          --             (0.17)       (0.32)       (0.09)       (0.09)            (0.02)
                                   ---------------        -----------------------------------------------------------------------
Net asset value at end of period      $     9.22          $  12.19      $ 11.15      $  9.99      $  8.62           $  9.69
                                   ---------------        -----------------------------------------------------------------------
TOTAL RETURN(a)                            (7.80)%           10.92%(g)    14.83%(f)    17.01%      (10.01)%           (2.89)%
                                   ---------------        -----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
 assets(c)                                  0.93%(b)          0.92%        1.28%        1.32%        1.50%             1.46%(b)
Ratio of expenses to average net
 assets(d)                                  1.39%(b)          0.92%        1.39%        1.32%        1.50%             1.46%(b)
Ratio of expense reductions to
 average net assets                           --                --           --           --           --                --
Ratio of net investment income
 (loss) to average net assets(c)            1.55%(b)          1.29%        0.60%        0.89%        0.94%             0.52%(b)
Ratio of net investment income
 (loss) to average net assets(d)            1.09%(b)          1.29%        0.49%        0.89%        0.94%               --
Portfolio turnover rate                       38%               76%         144%          36%          40%               20%
Number of shares outstanding at
 end of period (000's)                   127,742            16,214        2,053        1,448        1,291             1,121
Net assets at end of period
 (000's)                              $1,177,556          $197,648      $22,890      $14,472      $11,134           $10,855



 * Date Fund commenced operations.



(a)Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.



(b)Annualized.



(c)Includes, if any, expense reimbursement, but excludes, if any, expense reductions.



(d)Excludes, if any, expense reimbursements and expense reductions.



(e)The per share amounts are calculated using the average share method.



(f)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.



(g)The Fund's performance was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------


The Statement of Additional Information incorporated by reference into this prospectus contains additional information about VC I's operations.



Further information about the Funds' investments is available in VC I's annual and semi-annual reports to shareholders. VC I's annual report discusses market conditions and investment strategies that significantly affected the Funds' performance results during its last fiscal year.



VALIC can provide you with a free copy of these materials or other information about VC I. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.



VC I's SAI is not available online as it does not have its own internet website. VC I's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.


The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                                 VALIC COMPANY I

                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND


                           BROAD CAP VALUE INCOME FUND


                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND


                 CORE VALUE FUND (FORMERLY INCOME & GROWTH FUND)


                               FOREIGN VALUE FUND
                               GLOBAL EQUITY FUND
                              GLOBAL STRATEGY FUND
                           GOVERNMENT SECURITIES FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND


                            INFLATION PROTECTED FUND


                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                               LARGE CAP CORE FUND


                            LARGE CAPITAL GROWTH FUND


                               MID CAP INDEX FUND


                          MID CAP STRATEGIC GROWTH FUND


                               MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                        SMALL CAP AGGRESSIVE GROWTH FUND
                                 SMALL CAP FUND
                              SMALL CAP INDEX FUND
                          SMALL CAP SPECIAL VALUES FUND
                         SMALL CAP STRATEGIC GROWTH FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                VALIC ULTRA FUND
                                   VALUE FUND

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------

                                     PART B


                                 OCTOBER 1, 2006



This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I ("VC I"). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectus dated October 1, 2006. VC I's Annual Report dated May 31, 2006 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting www.aigvalic.com, calling 1-800-448-2542, or writing VC I at 2929 Allen Parkway, Houston, Texas, 77019.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
General Information and History                                                4
Investment Restrictions                                                        6
   Fundamental Investment Restrictions                                         6
   Non-Fundamental Investment Restrictions                                     7
   Operating Policies                                                          8
Investment Practices                                                          10
   Adjustable Rate Securities                                                 10
   Asset-Backed Securities                                                    10
   Bank Obligations                                                           10
   Convertible Securities                                                     11
   Depositary Receipts                                                        11
   Eurodollar Obligations                                                     12
   Fixed Income Securities                                                    12
   Foreign Currency Exchange Transactions and Forward Contracts               14
   Foreign Securities                                                         16
   Hybrid Instruments                                                         17
   Illiquid Securities                                                        19
   Initial Public Offerings                                                   19
   Interfund Borrowing and Lending Program                                    19
   Lending Portfolio Securities                                               19
   Loan Participations                                                        20
   Mortgage-Related Securities                                                20
   Options and Futures Contracts                                              23
   Other Investment Companies                                                 30
   Real Estate Securities and Real Estate Investment Trusts                   31
   Repurchase Agreements                                                      31
   Reverse Repurchase Agreements                                              32
   Rule 144A Securities                                                       32
   Short Sales                                                                33
   Swap Agreements                                                            33
   Unseasoned Issuers                                                         34
   Variable Rate Demand Notes                                                 34
   Warrants and Rights                                                        34
   When-Issued Securities                                                     35
Investment Adviser                                                            36
   Approval of Advisory Agreements                                            38
   Code of Ethics                                                             50
Investment Sub-advisers                                                       51
Service Agreements                                                            55
Portfolio Managers                                                            57
Portfolio Turnover                                                            73
Portfolio Transactions and Brokerage                                          73
Offering, Purchase, and Redemption of Fund Shares                             80
Determination of Net Asset Value                                              80
Accounting and Tax Treatment                                                  81
   Calls and Puts                                                             81
   Financial Futures Contracts                                                82
   Subchapter M of the Internal Revenue Code of 1986                          82
   Passive Foreign Investment Companies                                       83
   Section 817(h) of the Code                                                 83

Other Information                                                             84
   Shareholder Reports                                                        84
   Voting and Other Rights                                                    84
   Proxy Voting Policies and Procedures                                       85
   Proxy Voting Records                                                       87
   Disclosure of Portfolio Holdings Policies and Procedures                   87
   Custody of Assets                                                          88
   Index Funds                                                                88
   Independent Registered Public Accounting Firm                              89
   Payments in Connection with Distribution                                   89
Management of VC I                                                            90
   Director Ownership of Shares                                               94
   Compensation of Independent Directors                                      95
Appendix A                                                                    97
   Description of Corporate Bond Ratings                                      97
   Description of Commercial Paper Ratings                                    98
Appendix B - Investment Practices                                            B-1

                         GENERAL INFORMATION AND HISTORY


VC I was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I's Board of Directors, VALIC serves as VC I's investment adviser and conducts the business and affairs of VC I. VC I consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the Inflation Protected, the International Government Bond and the Nasdaq-100(R) Index Funds, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.



VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, VC I acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.



VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.



NAME PRIOR TO 10/1/2000               NAME FROM 10/2000 TO 12/31/2001                     NAME EFFECTIVE 12/31/2001
-----------------------               -------------------------------                     -------------------------
AGSPC Asset Allocation Fund           North American - AG Asset Allocation Fund           Asset Allocation Fund
AGSPC Capital Conservation Fund       North American - AG Capital Conservation Fund       Capital Conservation Fund
AGSPC Government Securities Fund      North American - AG Government Securities Fund      Government Securities Fund
AGSPC Growth & Income Fund            North American - AG Growth & Income Fund            Growth & Income Fund
AGSPC International Equities Fund     North American - AG International Equities Fund     International Equities Fund
AGSPC International Government Bond   North American - AG International Government Bond   International Government
Fund                                  Fund                                                Bond Fund
AGSPC Mid Cap Index Fund              North American - AG Mid Cap Index Fund              Mid Cap Index Fund
AGSPC Money Market Fund               North American - AG 1 Money Market Fund             Money Market I Fund
N/A (new fund 10/1/2000)              North American - AG Nasdaq-100(R) Index Fund        Nasdaq-100(R) Index Fund
AGSPC Small Cap Index Fund            North American - AG Small Cap Index Fund            Small Cap Index Fund
AGSPC Social Awareness Fund           North American - AG Social Awareness Fund           Social Awareness Fund
AGSPC Stock Index Fund                North American - AG Stock Index Fund                Stock Index Fund
AGSPC Growth Fund                     North American Core Equity Fund                     Core Equity Fund
N/A (new fund 10/1/2000)              North American - American Century Income & Growth   Income & Growth Fund
                                      Fund
N/A (new fund 10/1/2000)              North American - American Century International     International Growth I Fund
                                      Growth Fund
N/A (new fund 10/1/2000)              North American - Founders Large Cap Growth Fund     Large Cap Growth Fund
N/A (new fund 10/1/2000)              North American - Founders/T. Rowe Price Small Cap   Small Cap Fund
                                      Fund
N/A (new fund 11/1/2000)              North American - T. Rowe Price Blue Chip Growth     Blue Chip Growth Fund
                                      Fund
N/A (new fund 11/1/2000)              North American - T. Rowe Price Health Sciences      Health Sciences Fund
                                      Fund
AGSPC Science & Technology Fund       North American - T. Rowe Price Science &            Science & Technology Fund
                                      Technology Fund
N/A (new fund 12/31/2001)             N/A                                                 Value Fund



The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of VC I through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the "Opportunities Fund," was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund. Effective the close of business May 26, 2006, (i) the Large Cap Growth Fund was reorganized with and into the VALIC Ultra Fund, (ii) the Income & Growth Fund changed its name to the Core Value Fund and (iii) the Broad Cap Value Fund changed its name to the Broad Cap Value Income Fund.





                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.


In addition, the Funds have non-fundamental investment restrictions which have been approved by VC I's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.


The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION

All Funds except the Health Sciences Fund and the Nasdaq-100(R) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION

All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, and the Nasdaq-100(R) Index Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE

All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES

All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES

All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

     100%
     Foreign Value Fund
     Global Equity Fund
     Global Strategy Fund
     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund


     Core Value Fund


     Growth & Income Fund
     Health Sciences Fund




     30%
     Inflation Protected Fund


     Science & Technology Fund


     Small Cap Fund

     25%
     Large Capital Growth Fund
     Mid Cap Strategic Growth Fund
     Value Fund

     20%
     Blue Chip Growth Fund


     Broad Cap Value Income Fund


     Capital Conservation Fund
     Government Securities Fund
     Large Cap Core Fund


     Mid Cap Index Fund


     Money Market I Fund (payable in U.S. Dollars)


     Nasdaq-100(R) Index Fund



     Small Cap Index Fund


     Small Cap Special Values Fund
     Small Cap Strategic Growth Fund
     Social Awareness Fund


     Stock Index Fund


     VALIC Ultra Fund

     10%
     Small Cap Aggressive Growth Fund

MARGIN

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES


All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.


TOTAL INVESTMENT COMPANY INVESTMENT


All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.


SINGLE INVESTMENT COMPANY VOTING SECURITIES


All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology and Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.


CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS

All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND


As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, and a portion of the assets of the Science & Technology Fund and Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES


Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund and Global Strategy Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.


Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES


Each Fund, other than the Government Securities Fund, International Government Bond Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, and Stock Index Fund, may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

DEPOSITARY RECEIPTS

Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.


Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds


The Foreign Value, Global Strategy, Inflation Protected Fund, Large Cap Core Fund, Small Cap Special Values and Small Cap Strategic Growth Funds may invest in inflation indexed-bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.



If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.



The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.



Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


Lower Rated Fixed Income Securities

The Broad Cap Value Income Fund, Capital Conservation Fund, Core Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets

The Asset Allocation Fund, Blue Chip Growth Fund, Core Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

HYBRID INSTRUMENTS

Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures) and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% (5% for the Inflation Protected Fund) of total assets.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INITIAL PUBLIC OFFERINGS ("IPOS")


The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Core Value Fund, Global Equity Fund, Health Sciences Fund, International Growth I Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

INTERFUND BORROWING AND LENDING PROGRAM


VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.


LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund, and Global Strategy Fund, may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

MORTGAGE-RELATED SECURITIES


All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.


Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC I's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)


Each Fund, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and Science & Technology Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls


The Asset Allocation Fund, Broad Cap Value Income Fund, Capital Conservation Fund, Core Equity Fund, Global Equity Fund, Foreign Value Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small Cap Strategic Growth Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices


Each Fund, except the Broad Cap Value Income Fund, and Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Broad Cap Value Income Fund and Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities.


The Foreign Value Fund, Global Equity Fund, Global Strategy Fund, International Equities Fund, International Government Bond Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Fund, except the Broad Cap Value Income Fund, and Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund, VALIC Ultra Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options


Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Foreign Value Fund, Global Equity Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.


From time to time, the Blue Chip Growth Fund, Health Sciences Fund, Inflation Protected Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.


Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.


Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small Cap Strategic Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.

The Blue Chip Growth Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Growth & Income Fund, Health Sciences Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund may also write covered put options on stock index futures contracts.

The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and VALIC Ultra Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.


Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.


An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a

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Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.


When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."



A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.


Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Broad Cap Value Income Fund, and Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

OTHER INVESTMENT COMPANIES

Each Fund, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

     Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

     iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

     Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")


Each Fund, except the Large Cap Core Fund and Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.



Each Fund, except the Large Cap Core Fund and Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.


The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).


REVERSE REPURCHASE AGREEMENTS


The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small Cap Strategic Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES


Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC I, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination VC I will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC I could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC I and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.


SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Money Market I Fund and Small Cap Special Values Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SWAP AGREEMENTS

The Asset Allocation Fund, Capital Conservation Fund, Global Equity Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

The Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small Cap Strategic Growth Fund and Value Fund may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.

The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

UNSEASONED ISSUERS


The Core Value Fund, Foreign Value Fund, Global Strategy Fund, Health Sciences Fund, International Growth I Fund, Science & Technology Fund, Small Cap Fund, Small Cap Special Values Fund and VALIC Ultra Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.


WARRANTS AND RIGHTS



Each Fund, except the Global Strategy Fund, Large Cap Core Fund, Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants or rights to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER


VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 18, 2006. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.


VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").


Pursuant to the Advisory Agreement, VC I retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC I may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.



Investment advisory fees paid by VC I for the last three fiscal years are shown in the table below.



                                        INVESTMENT ADVISORY FEES PAID FOR
                                            FISCAL YEAR ENDED MAY 31,
                                     ---------------------------------------
FUND NAME                                2006          2005          2004
---------                            -----------   -----------   -----------
Asset Allocation Fund                $   866,480   $   970,558   $   886,029
Blue Chip Growth Fund                    453,556       361,858       273,640
Broad Cap Value Income Fund#               9,661            --            --
Capital Conservation Fund                526,708       426,719       410,438
Core Equity Fund                       3,998,680     4,578,808     4,788,943
Core Value Fund                        1,785,110     1,792,038     1,712,444
Foreign Value Fund#                       35,683            --            --
Global Equity Fund#                       28,225            --            --
Global Strategy Fund#                     24,084            --            --
Government Securities Fund               633,882       703,046       836,372
Growth & Income Fund                   1,181,084     1,320,789     1,403,452
Health Sciences Fund                   1,752,637     1,507,528     1,139,275
Inflation Protected Fund*                 74,276        14,643            --
International Equities Fund            2,154,718     1,190,099       451,688
International Government Bond Fund       715,772       744,522       745,240
International Growth I Fund            3,973,268     3,677,792     3,812,799
Large Cap Core Fund#                      15,308            --            --
Large Capital Growth Fund*                93,629        32,708            --
Mid Cap Index Fund                     5,973,523     4,793,800     3,906,884
Mid Cap Strategic Growth Fund*            92,859        30,588           N/A
Money Market I Fund                    1,769,736     2,168,600     2,402,961
Nasdaq-100(R) Index Fund                 364,668       365,334       333,005
Science & Technology Fund             10,180,678    11,316,300    12,439,525
Small Cap Aggressive Growth Fund#         13,776            --            --
Small Cap Fund                         5,533,050     5,507,596     5,475,614
Small Cap Index Fund                   2,722,782     1,966,633     1,359,431
Small Cap Special Values Fund#            34,403            --            --

                                        INVESTMENT ADVISORY FEES PAID FOR
                                            FISCAL YEAR ENDED MAY 31,
                                     ---------------------------------------
FUND NAME                                2006          2005          2004
---------                            -----------   -----------   -----------
Small Cap Strategic Growth Fund#          19,840            --            --
Social Awareness Fund                  1,936,774     2,037,289     1,918,682
Stock Index Fund                     $11,632,438   $11,384,135   $10,618,015
VALIC Ultra Fund#                         63,223            --            --
Value Fund                               992,248       140,188       102,208



*    Commenced operation December 20, 2004.



#    Commenced operation December 5, 2005.



For the fiscal years ended May 31, 2006, 2005 and 2004, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:



                                       AMOUNTS REIMBURSED BY VALIC
                                       FOR THE YEAR ENDED MAY 31,
                                    --------------------------------
FUND NAME                             2006        2005        2004
---------                           --------   ----------   --------
Blue Chip Growth Fund               $    377   $    9,180         --
Broad Cap Value Income Fund#          35,340           --         --
Core Equity Fund                     235,879      467,717   $578,600
Core Value Fund                      210,090      191,233    173,800
Foreign Value Fund#                   41,916           --         --
Global Equity Fund#                   41,847           --         --
Global Strategy Fund#                 41,118           --         --
Growth & Income Fund                  64,363       96,514     78,657
Inflation Protected Fund*             54,402       47,476         --
International Growth I Fund          774,597    1,002,007    842,022
Large Cap Core Fund#                  34,642           --         --
Large Capital Growth Fund*            73,951       81,913         --
Mid Cap Strategic Growth Fund*        72,754       79,834    175,304
Money Market I Fund                   90,067      146,265         --
Nasdaq-100(R) Index Fund                  --           --     75,743
Science & Technology Fund                 --           --    553,653
Small Cap Aggressive Growth Fund#     35,391           --         --
Small Cap Fund                       428,974      611,317         --
Small Cap Special Values Fund#        64,183           --         --
Small Cap Strategic Growth Fund#      34,820           --         --

VALIC Ultra Fund#                     35,626       20,058         --



*    Commenced operations December 20, 2004.



#    Commenced operations December 5, 2005.



VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2007.



                                                         EXPENSE
                                   MAXIMUM FUND    BEFORE LIMITATION
              FUND                    EXPENSE     (AS OF MAY 31, 2006)
              ----                 ------------   --------------------
Blue Chip Growth Fund                  0.95%             1.02%
Broad Cap Value Income Fund            0.85%             3.41%
Core Equity Fund                       0.85%             0.90%
Core Value Fund                        0.83%             0.92%
Foreign Value Fund                     1.00%             1.65%
Global Equity Fund                     1.09%             2.16%
Global Strategy Fund                   0.80%             1.57%
Growth & Income Fund                   0.85%             0.89%
Inflation Protected Fund               0.65%             1.02%
International Growth I Fund            1.01%             1.19%
Large Cap Core Fund                    0.85%             2.43%
Large Capital Growth Fund*             0.80%             1.33%
Mid Cap Strategic Growth Fund          0.85%             1.39%
Money Market I Fund*                   0.55%             0.56%
Small Cap Aggressive Growth Fund       1.00%             3.18%
Small Cap Fund                         0.95%             1.02%
Small Cap Special Values Fund          0.90%             2.30%
Small Cap Strategic Growth Fund        1.00%             2.49%
VALIC Ultra Fund                       0.95%             1.39%
Value Fund                             1.10%             0.92%



* Prior to October 1, 2006, the expense limitations for the Large Capital Growth and the Money Market I Fund were 0.85% and 0.56%, respectively.



The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise VC I's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.





CODE OF ETHICS


VC I and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code is (1) any trustee, director, officer, general partner or advisory person of VC I or VALIC, (2) any Supervised Person who has access to nonpublic information on VALIC's purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (3) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (4) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A "Supervised Person" means VALIC's partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to the VALIC's supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC I or any Sub-adviser during the quarter.



Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the Code of Ethics. Material violations of a Sub-adviser's code of ethics will be reported to VC I's Board of Directors.


The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:


FUND NAME                            SUB-ADVISER NAME
---------                            ----------------
Asset Allocation Fund                AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund                T. Rowe Price Associates, Inc. ("T. Rowe Price")
Broad Cap Value Income Fund          Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")
Capital Conservation Fund            AIGGIC
Core Equity Fund                     Wellington Management Company, LLP ("Wellington Management") and
                                     WM Advisors, Inc. ("WMA")
Core Value Fund                      American Century Investment Management, Inc. ("American Century")
Foreign Value Fund                   Templeton Global Advisers Ltd. ("Templeton Global")
Global Equity Fund                   Putnam Investment Management, LLC ("Putnam")
Global Strategy Fund                 Franklin Advisers, Inc. ("Franklin Advisers") and Templeton
                                     Investment Counsel, LLC ("Templeton Investment")
Government Securities Fund           AIGGIC
Growth & Income Fund                 AIG SunAmerica Asset Management Corp. ("AIG SAAMCo")
Health Sciences Fund                 T. Rowe Price
Inflation Protected Fund             AIGGIC
International Equities Fund          AIGGIC
International Government Bond Fund   AIGGIC
International Growth I Fund          American Century Global Investment Management, Inc. ("American
                                     Century Global"), A I M Capital Management, Inc. ("AIM"), and
                                     Massachusetts Financial Services Company ("MFS")
Large Cap Core Fund                  Evergreen Investment Management Company, LLC ("Evergreen")
Large Capital Growth Fund            AIM and AIG SAAMCo
Mid Cap Index Fund                   AIGGIC
Mid Cap Strategic Growth Fund        Morgan Stanley Investment Management Inc. d/b/a Van Kampen
                                     ("Van Kampen") and Brazos Capital Management, LP ("Brazos")
Money Market I Fund                  AIG SAAMCo
Nasdaq-100(R) Index Fund             AIGGIC
Science & Technology Fund            RCM Capital Management LLC ("RCM Capital") and T. Rowe Price
Small Cap Aggressive Growth Fund     Credit Suisse Asset Management, LLC ("Credit Suisse")

Small Cap Fund                       American Century, Bridgeway Capital Management, Inc. ("Bridgeway
                                     Capital"), Franklin Portfolio Associates, LLC ("Franklin
                                     Portfolio"), and T. Rowe Price
Small Cap Index Fund                 AIGGIC
Small Cap Special Values Fund        Evergreen and Putnam
Small Cap Strategic Growth Fund      Evergreen
Social Awareness Fund                AIGGIC
Stock Index Fund                     AIGGIC
VALIC Ultra Fund                     American Century
Value Fund                           OppenheimerFunds, Inc. ("Oppenheimer")



Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.



VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits VC I to disclose to shareholders the Sub-advisers' fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and AIG SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2006, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:



                                     AGGREGATE SUBADVISORY
FUND NAME                                   FEE RATE
---------                            ---------------------
Asset Allocation Fund                        0.25%
Blue Chip Growth Fund                        0.39%
Broad Cap Value Income Fund#                 0.70%
Capital Conservation Fund                    0.25%
Core Equity Fund                             0.26%
Core Value Fund                              0.43%
Foreign Value Fund#                          0.63%
Global Equity Fund#                          0.50%
Global Strategy Fund#                        0.40%
Government Securities Fund                   0.25%
Growth & Income Fund                         0.25%
Health Sciences Fund                         0.59%
Inflation Protected Fund*                    0.25%
International Equities Fund                  0.10%
International Government Bond Fund           0.25%
International Growth I Fund                  0.59%
Large Cap Core Fund#                         0.40%
Large Capital Growth Fund*                   0.43%
Mid Cap Index Fund                           0.02%
Mid Cap Strategic Growth Fund*               0.45%
Money Market I Fund                          0.12%
Nasdaq-100R Index Fund                       0.15%
Science & Technology Fund                    0.57%
Small Cap Aggressive Growth Fund#            0.55%
Small Cap Fund                               0.56%
Small Cap Index Fund                         0.02%
Small Cap Special Values Fund#               0.63%
Small Cap Strategic Growth Fund#             0.60%
Social Awareness Fund                        0.25%

Stock Index Fund                             0.01%
VALIC Ultra Fund#                            0.55%
Value Fund                                   0.45%



*    Commenced operations December 20, 2004.



#    Commenced operations December 5, 2005.

For the fiscal years ended May 31, 2006, 2005 and 2004, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.



                FUND                            SUB-ADVISER               2006         2005         2004
                ----                  ------------------------------   ----------   ----------   ----------
Asset Allocation Fund                 AIGGIC                           $  433,240   $  485,279   $  443,014
Blue Chip Growth Fund                 T. Rowe Price                       219,204      172,817      130,096
Broad Cap Value Income Fund(5)        BHMS                                  9,661           --           --
Capital Conservation Fund             AIGGIC                              263,354      213,360      205,219
Core Equity Fund                      Wellington Management               635,232      708,998      755,774
                                      WMA                                 715,635      796,998      815,771
Core Value Fund                       American Century                  1,002,330      485,279      964,581
Foreign Value Fund(5)                 Templeton Global                     32,098           --           --
Global Equity Fund(5)                 Putnam                               17,697           --           --
Global Strategy Fund(5)               Franklin Advisers                     6,625           --           --
                                      Templeton Investment                 12,642           --           --
Government Securities Fund            AIGGIC                              316,941      351,523      418,181
Growth & Income Fund                  AIG SAAMCo                          393,695      440,263      467,817
Health Sciences Fund                  T. Rowe Price                     1,028,151      877,414      661,223
Inflation Protected Fund              AIGGIC                               37,138        7,322           --
International Equities Fund           AIGGIC                              661,901      340,028      129,054
International Government Bond Fund    AIGGIC                              357,887      372,261      372,620
International Growth I Fund           American Century Global           1,443,165    2,360,903    2,347,040
                                      AIM(1)                              532,033           --           --
                                      MFS(1)                              528,252           --           --
Large Cap Core Fund(5)                Evergreen                             8,747           --           --
Large Capital Growth Fund             AIM                                  29,689        9,266           --
                                      AIG SAAMCo                           28,843        9,269           --
Mid Cap Index Fund                    AIGGIC                              452,882      358,504      287,551
Mid Cap Strategic Growth Fund         Brazos                               28,899        9,724           --
                                      Van Kampen                           30,991        9,939           --
Money Market I Fund                   AIG SAAMCo                          489,498      520,464      576,711
Nasdaq-100(R) Index Fund              AIGGIC                              136,750      137,000      124,877
Science & Technology Fund             RCM Capital(2)                    1,063,987           --           --
                                      T. Rowe Price                     5,555,946    6,938,867    7,582,276
Small Cap Aggressive Growth Fund(5)   Credit Suisse                         8,914           --           --
Small Cap Fund                        American Century(3)               1,261,722      979,115    1,523,863
                                      Founders Asset Management, LLC
                                      ("Founders")                                                       --
                                      Franklin Portfolio(3)                    --       82,427    1,762,674
                                      T. Rowe Price                     1,037,844      799,101
                                                                        1,247,638    1,569,459
Small Cap Index Fund                  AIGGIC                              192,823      132,525       92,682
Small Cap Special Values Fund(5)      Evergreen                            13,752           --           --
                                      Putnam                               14,918           --           --
Small Cap Strategic Growth Fund(5)    Evergreen                            14,005           --           --
Social Awareness Fund                 AIGGIC                              968,387    1,018,645      959,341
Stock Index Fund                      AIGGIC                              668,434      635,365      604,721
VALIC Ultra Fund(5)                   American Century                     42,112           --           --
Value Fund                            Oppenheimer(4)                      572,451       77,264           --
                                      Putnam                                   --        4,016       65,518


(1) Effective June 20, 2005, AIM and MFS were added as co-sub-advisers to the International Growth I Fund.

(2) Effective September 19, 2005, RCM Capital was added as a co-sub-adviser to the Science & Technology Fund.


(3) Effective June 18, 2004, American Century and Franklin Portfolio replaced Founders Asset Management LLC as co-sub-advisers to the Small Cap Fund.


(4) Effective June 21, 2004, Oppenheimer replaced Putnam as sub-adviser to the Value Fund


(5)  Commenced operations on December 5, 2005.

For the fiscal years ended May 31, 2006, 2005 and 2004, VALIC retained the following amounts after the payment of subadvisory fees:



                                             FEES RETAINED BY VALIC FOR
                                             FISCAL YEAR ENDED MAY 31,
                                      ---------------------------------------
FUND NAME                                 2006          2005          2004
---------                             -----------   -----------   -----------
Asset Allocation Fund                 $   433,240   $   485,279   $   443,015
Blue Chip Growth Fund                     234,352       189,041       143,544
Broad Cap Value Income Fund#                   --            --            --
Capital Conservation Fund                 263,354       213,359       205,219
Core Equity Fund                        2,647,813     3,072,930     3,217,398
Core Value Fund                           782,780       786,109       747,863
Foreign Value Fund#                         3,585            --            --
Global Equity Fund#                        10,528            --            --
Global Strategy Fund#                       4,817            --            --
Government Securities Fund                316,941       351,523       418,191
Growth & Income Fund                      787,389       880,526       935,635
Health Sciences Fund                      724,486       630,114       478,052
Inflation Protected Fund*                  37,138         7,321            --
International Equities Fund             1,492,817       850,071       322,634
International Government Bond Fund        357,885       372,261       372,620
International Growth I Fund             1,469,818     1,316,889     1,465,759
Large Cap Core Fund#                        6,561            --            --
Large Capital Growth Fund*                 35,097        14,173            --
Mid Cap Index Fund                      5,520,641     4,435,296     3,619,333
Mid Cap Strategic Growth Fund*             32,969        10,925            --
Money Market I Fund                     1,280,238     1,648,136     1,826,250
Nasdaq-100(R) Index Fund                  227,918       228,334       208,128
Science & Technology Fund               3,560,745     4,377,433     4,857,249
Small Cap Aggressive Growth Fund#           4,862            --            --
Small Cap Fund                          1,985,846     2,077,494     2,189,078
Small Cap Index Fund                    2,529,959     1,834,108     1,266,749
Small Cap Special Values Fund#              5,733            --            --
Small Cap Strategic Growth Fund#            5,835            --            --
Social Awareness Fund                     968,387     1,018,644       959,341
Stock Index Fund                       10,964,004    10,748,770    10,013,294
VALIC Ultra Fund#                          21,111            --            --
Value Fund                                419,797        58,908        36,690



*    Commenced operations December 20, 2004.



#    Commenced operations December 5, 2005.



American Century and American Century Global, respectively, are direct and indirect subsidiaries of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIG SAAMCo is an indirect wholly-owned subsidiary of AIG. AIM is an indirect wholly owned subsidiary of AMVESCAP, PLC London, England. BHMS is a wholly owned subsidiary of Old Mutual Asset Management, which is a wholly owned subsidiary of Old Mutual plc. Brazos is an indirect majority-owned subsidiary of AIG. Bridgeway Capital is a privately-owned Texas corporation that is majority owned by John Montgomery and his family. Credit Suisse is an indirect, wholly owned subsidiary of Credit Suisse Group. Evergreen is an indirect wholly-owned subsidiary of Wachovia Corporation. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as "Franklin Templeton Investments"). Brazos is an indirect wholly-owned subsidiary of AIG. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Iinc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. Oppenheimer is a wholly-owned subsidiary of MassMutual Financial Group. Putnam is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. RCM Capital is an indirect wholly-owned subsidiary of Allianz AG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Van Kampen is a direct subsidiary of Morgan

Stanley. Wellington Management is a Massachusetts limited liability partnership owned entirely by its 94 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.


                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES


VC I has entered into an Administrative Services Agreement with AIG SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, AIG SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.



VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost.



Pursuant to the Administrative Services Agreement, VC I pays AIG SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.



For the fiscal years ended May 31, 2006, 2005 and 2004, the Funds paid AIG SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.



FUND NAME                                2006        2005         2004
---------                             ---------   ----------   ----------
Asset Allocation Fund                   121,307   $  135,878   $  124,044
Blue Chip Growth Fund                    39,686       31,663       23,944
Broad Cap Value Income Fund#                966           --           --
Capital Conservation Fund                73,739       59,741       57,461
Core Equity Fund                        357,243      400,646      419,033
Core Value Fund                         162,283      162,912      155,677
Foreign Value Fund#                       3,595           --           --
Global Equity Fund#                       2,478           --           --
Global Strategy Fund#                     3,372           --           --
Government Securities Fund               88,744       98,426      117,092
Growth & Income Fund                    110,234      123,274      130,989
Health Sciences Fund                    122,685      105,527       79,749
Inflation Protected Fund*                10,398        2,050           --
International Equities Fund             463,331      238,020       90,338
International Government Bond Fund      100,208      104,233      104,334
International Growth I Fund             297,606      268,660      266,896
Large Cap Core Fund#                      1,531           --           --
Large Capital Growth Fund*                9,641        3,053           --
Mid Cap Index Fund                    1,532,586    1,202,264      953,927
Mid Cap Strategic Growth Fund*            9,316        3,059           --
Money Market I Fund                     285,541      303,604      336,415
Nasdaq-100(R) Index Fund                 63,817       63,933       58,276
Science & Technology Fund               808,339      880,157      967,519
Small Cap Aggressive Growth Fund#         1,134           --           --
Small Cap Fund                          443,887      428,369      425,881
Small Cap Index Fund                    622,379      411,337      271,886
Small Cap Special Values Fund#            3,211           --           --
Small Cap Strategic Growth Fund#          1,634           --           --

FUND NAME                                2006        2005         2004
---------                             ---------   ----------   ----------
Social Awareness Fund                   271,148      285,220      268,615
Stock Index Fund                      3,279,040    3,047,558    2,833,044
VALIC Ultra Fund#                         5,360           --           --
Value Fund                               89,048       12,581        9,173



*    Commenced operations December 20, 2004.



#    Commenced operations December 5, 2005.



For the fiscal years ended May 31, 2006, 2005 and 2004, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.



FUND NAME                               2006      2005      2004
---------                             -------   -------   -------
Asset Allocation Fund                 $ 1,287   $ 1,262   $ 1,537
Blue Chip Growth Fund                   1,288     1,272     1,274
Broad Cap Value Income Fund#              410        --        --
Capital Conservation Fund               1,288     1,262     1,537
Core Equity Fund                        1,717     1,683     2,049
Core Value Fund                         1,288     1,272     1,182
Foreign Value Fund#                       410        --        --
Global Equity Fund#                       543        --        --
Global Strategy Fund#                     410        --        --
Government Securities Fund              1,717     1,683     2,049
Growth & Income Fund                    1,288     1,262     1,537
Health Sciences Fund                    1,288     1,272     1,274
Inflation Protected Fund*                 526       812        --
International Equities Fund            11,432    10,344    11,092
International Government Bond Fund        429       414       518
International Growth I Fund               858       842     1,024
Large Cap Core Fund#                      410        --        --
Large Capital Growth Fund*                645       812        --
Mid Cap Index Fund                     12,249    11,201    12,071
Mid Cap Strategic Growth Fund*            645       812        --
Money Market I Fund                    14,949    13,654    15,151
Nasdaq-100(R) Index Fund                8,000     6,974     6,862
Science & Technology Fund               9,450     8,651     8,911
Small Cap Aggressive Growth Fund#         410        --        --
Small Cap Fund                          1,204       841     1,025
Small Cap Index Fund                    9,376     8,576    15,108
Small Cap Special Values Fund#            410        --        --
Small Cap Strategic Growth Fund#          410        --        --
Social Awareness Fund                   1,288     1,262     1,539
Stock Index Fund                       15,302    14,042    15,400
VALIC Ultra Fund#                         543        --        --
Value Fund                                858       843     1,040



*    Commenced operations December 20, 2004.



#    Commenced operations December 5, 2005.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS


The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2006, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.



                                                                                          OTHER ACCOUNTS*
                                                                                       (As of May 31, 2006)
                                                              ----------------------------------------------------------------------
                                                               Registered Investment    Pooled Investment
                                                                     Companies               Vehicles             Other Accounts
                                                              ----------------------  ---------------------  -----------------------
                         Advisers/                             No. of       Assets     No. of     Assets      No. of       Assets
      Portfolio         Sub-adviser      Portfolio Manager    Accounts  ($ millions)  Accounts  ($millions)  Accounts   ($millions)
      ---------         -----------      -----------------    --------  ------------  --------  -----------  --------  -------------
Asset Allocation Fund  AIGGIC         Braun, Greg                3          2,515        1          50           7        703
                                      Campion, Timothy           2            819        2          80           9      1,674
                                      Davis, Raphael             3          1,816       --          --          18      5,318
                                      Kelly, Michael             1            362        5         532          21      3,088
                                      Kurtz, James               2            627        3         356           2        357
                                      Simmons, Robert            1            193        5         453          10      1,693
                                      Toohey, John               2            627        3         356           2        357

Blue Chip Growth Fund  T. Rowe Price  Puglia, Larry             14         14,411        3         808          13      1,278

Broad Cap Value        BHMS           Barrow, James P.          10(3)      27,081       --          --          22      2,132
Income Fund                                                               (26,300)
                                      Englander, Richard A.      1            435       --          --          23      2,868
                                      Nixon, J. Ray              1            389        5          97          26      2,744
                                      Chambers, Robert J.        8            546        2         530          59      1,712
                                      Culler, Timothy J.         1            112        1          40          42(3)   4,878(387)
                                      Giambrone, Mark            5(1)       3,229       --          --           8        337
                                                                           (3,100)

Capital Conservation   AIGGIC         Braun, Greg                3          2,515        1          50           7        703
Fund                                  Davis, Raphael             3          1,816       --          --          18      5,318
                                      Vanden Assem, Robert       3          1,816       --          --          18      5,318

Core Equity Fund       WM Advisors    Spencer, Stephen           2          2,759       --          --           2         25
                       Wellington     Bittar, Maya K.           15          1,851       14(1)      660(21)      39(5)   3,852(646)
                       Management     Kripke, Jeffrey L.        13          1,720       13(1)      659(21)      41(4)   3,533(522)
                                      Megargel, Matthew E.      15          2,306       13(1)      661(21)      39(5)   3,900
                                      3,900(692)                 4            257       11(1)      653(21)      52(3)   3,421(370)

Core Value Fund        American       Schniedwind, John          6          6,050       --          --          --         --
                       Century        Borgwardt, Kurt            6          5,810       --          --          --         --
                                      Zhang, Zili                6          5,810       --          --          --         --
                                      Pang, Lynette              4          1,082       --          --          --         --

                                                                                          OTHER ACCOUNTS*
                                                                                       (As of May 31, 2006)
                                                              ----------------------------------------------------------------------
                                                               Registered Investment    Pooled Investment
                                                                     Companies               Vehicles             Other Accounts
                                                              ----------------------  ---------------------  -----------------------
                         Advisers/                             No. of       Assets     No. of     Assets      No. of       Assets
      Portfolio         Sub-adviser      Portfolio Manager    Accounts  ($ millions)  Accounts  ($millions)  Accounts   ($millions)
      ---------         -----------      -----------------    --------  ------------  --------  -----------  --------  -------------
Foreign Value Fund     Templeton      Everett, Jeffrey A.        5         57,987       10       15,834         9       1,744
                       Global         Murchison, Murdo           6         60,879        5       13,317         8       1,724
                                      Myers, Lisa F.             5         57,987        8        2,795        11       1,791

Global Equity Fund     Putnam         Greenleaf, Bradford S.     2          2,597        6        1,439         8(1)    2,246(68)
                                      Makino, Shigeki            2          2,597        6        1,439         8(1)    2,246(68)

Global Strategy Fund   Templeton      Sadler, Tina               7          4,412        3          137        29       5,018
                       Investment     Nori, Peter A.             6         10,611        4        1,187        26       4,729
                                      Nagle, Matt               --             --       --           --        --          --

                       Franklin       Hasenstab, Michael        10          5,740       18        6,566        --          --
                       Advisers

Government Securities  AIGGIC         Braun, Greg                3          2,515        1           50         7         703
Fund                                  David, Raphael             3          1,816       --           --        18       5,318
                                      Vanden Assem, Robert       3          1,816       --           --        18       5,318

Growth & Income Fund   AIG SAAMCo     Neimeth, Steve             4            730       --           --        --          --

Health Sciences Fund   T. Rowe Price  Jenner, Kris               4          1,984        3          323         1          29

Inflation Protected    AIGGIC         Vanden Assem, Robert       3          1,816       --           --        18       5,318
Fund

International          AIGGIC         Cai, Lan                   2            820        1           77         7       1,316
Equities Fund                         Campion, Timothy           2            820        2           80         9       1,674
                                      Haneda, Shinichi          --             --       --           --        --          --
                                      Kurtz, James               2            627        3          356         2         357
                                      Toohey, John               2            627        3          356         2         357

International          AIGGIC         King, Anthony              1            486        4          495         4       1,148
Government Bond Fund                  Mittal, Rajeev             4            433       --           --        18       1,819

International Growth   AIM            Keeling, Geoffrey          3            323        1           10        13           4
I Fund
                                      Shoss, Robert              3            323        1           10        13           4

                       American       Creveling, Keith           7          4,422        1           43         2         220
                       Century        Tedder, Alexander          4          3,539        1           43         1         215
                       Global         Mannheim, David           13          8,508        5        1,698        93(7)   19,002(1,150)
                       MFS            Smith, Marcus              8          7,163       --           --        28(1)    5,664(25)

Large Cap Core Fund    Evergreen      McCormick, Walter          4          2,478       --           --         1

                                                                                     OTHER ACCOUNTS*
                                                                                  (As of May 31, 2006)
                                                          --------------------------------------------------------------------
                                                          Registered Investment   Pooled Investment
                                                                Companies              Vehicles            Other Accounts
                                                          --------------------- -------------------- -------------------------
                        Advisers/                          No. of      Assets    No. of    Assets     No. of         Assets
      Portfolio        Sub-adviser     Portfolio Manager  Accounts ($ millions) Accounts ($millions) Accounts     ($millions)
      ---------        -----------     -----------------  -------- ------------ -------- ----------- --------    -------------
Large Capital Growth  AIM           Cao, Shuxin (Steve)      8         2,665        1          20       154           51
Fund
                                    Dennis, Matthew          4         1,776        4         115       154           51
                                    Holzer, Jason            7         3,047       10       1,955       154           51
                                    Olsson, Clas             5         1,803       12       2,433       154           51
                                    Sides, Barrett           7         2,408        1          20       154           51

                      AIG SAAMCo    Massey, John             5         475.8       --          --        --           --

Mid Cap Index Fund    AIGGIC        Cai, Lan                 2           820        1          77         7        1,316
                                    Campion, Timothy         2           820        2          80         9        1,674
                                    Kurtz, James             2           627        3         356         2          357
                                    Toohey, John             2           627        3         356         2          357

Mid Cap Strategic     Brazos        Allocco, Michael         4           250       --          --         3           61
Growth Fund
                                    Cuellar, Jamie           4           250       --          --         3           61
                                    Musick, Tom              4           250       --          --         3           61
                                    Olsen, Elvind            4           250       --          --         3           61
                                    Willems, Wayne           4           250       --          --         3           61

                      Van Kampen    Lynch, David            32        16,280        4       1,362    10,022        2,768

Money Market I Fund   AIG SAAMCo    Wiese, Brian             3         1,743       --          --        --           --

Nasdaq-100(R) Index   AIGGIC        Cai, Lan                 2           820        1          77         7        1,316
Fund                                Campion, Timothy         2           820        2          80         9        1,673
                                    Kurtz, James             2           627        3         356         2          357
                                    Toohey, John             2           627        3         356         2          357

Science & Technology  T. Rowe Price Sola, Michael            3         4,571       --          --        --           --
Fund                  RCM Capital   Chen, Huachen           11         2,170        1           4        26          153
                                    Price, Jr., Walter C.   14         2,208        3          91         4            7

Small Cap Aggressive  Credit Suisse Granger, Laura           5           726        1          53         1          280
Growth Fund

Small Cap Fund        American      Martin, Bill            14         7,428       --          --         3          316
                      Century       Von Turk, Wilhelmine     6         2,344       --          --         2          306
                                    Vaiana, Thomas          12         6,365       --          --         3          316
                                    Ertley, Brian            6         2,344       --          --         2          306

                      Bridgeway     Montgomery, John        11(8)      4,162       --          --        36(33)      297(279)
                      Capital                                         (2,907)

                      Franklin      Team                    22        14,127        4         663        74       13,659
                      Portfolio

                      T. Rowe Price McCrickard, Gregory      7         8,627        3         298         8        1,005

Small Cap Index Fund  AIGGIC        Cai, Lan                 2           820        1          77         7        1,316

                                                                                          OTHER ACCOUNTS*
                                                                                       (As of May 31, 2006)
                                                              ----------------------------------------------------------------------
                                                               Registered Investment    Pooled Investment
                                                                     Companies               Vehicles             Other Accounts
                                                              ----------------------  ---------------------  -----------------------
                         Advisers/                             No. of       Assets     No. of     Assets      No. of       Assets
      Portfolio         Sub-adviser      Portfolio Manager    Accounts  ($ millions)  Accounts  ($millions)  Accounts   ($millions)
      ---------         -----------      -----------------    --------  ------------  --------  -----------  --------  -------------
                                      Campion, Timothy           2            820        2            80        9       1,674
                                      Kurtz, James               2            627        3           356        2         357
                                      Toohey, John               2            627        3           356        2         357

Small Cap Special      Evergreen      Tringas, James             2          2,518       --            --        4         430
Values Fund            Putnam         Petro, Michael             2          1,687        5           441        9(1)    1,359(148)
                                      Shadek, Jr., Edward T.     4          2,739        4           391        9(1)    1,359(148)

Small Cap Strategic    Evergreen      Zieff, William E.         10          5,458        3         1,722       51       5,859
Growth Fund

Social Awareness Fund  AIGGIC         Azema-Barac, Magali        1            193        1           77         3         997
                                      Cai, Lan                   2            820        1           77         7       1,316
                                      Campion, Timothy           2            820        2           80         9       1,674
                                      Kelly, Michael             1            362        5          532        21       3,088
                                      Simmons, Robert            1            193        5          453        10       1,693

Stock Index Fund       AIGGIC         Cai, Lan                   2            820        1           77         7       1,316
                                      Campion, Timothy           2            820        2           80         9       1,674
                                      Kurtz, James               2            627        3          356         2         357
                                      Simmons, Robert            1            193        5          453        10       1,693
                                      Toohey, John               2            627        3          356         2         357

VALIC Ultra Fund       American
                       Century        Slome, Wade W.             2         17,383       --           --        --          --
                                      Sullivan, Gerard           3         17,403       --           --        --          --
                                      Telford, Tom               2         17,139       --           --        --          --

Value Fund             Oppenheimer    Leavy, Christopher        10         11,062        1           10         1          68



POTENTIAL CONFLICTS OF INTEREST



As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations



- Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Sub-adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and sub-adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

- Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Funds and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Advisers do not track the time a portfolio manager spends on the Fund or a single Other Client Account, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.



- Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers' and Sub-advisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Sub-adviser's Codes of Ethics will eliminate such conflicts.






Other than the conflicts described above, VC I is not aware of any material conflicts that may arise in the connection with each Sub-adviser's management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.


COMPENSATION


     Pursuant to the Sub-advisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.


AIGGIC

     Compensation for AIGGIG portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and
     (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.


AIG SAAMCO



     AIG SAAMCO's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, which is the same for all AIG SAAMCo portfolio managers, and is not based on performance. The bonus components of the portfolio managers' salary are based on both individual performance and the organizational performance of AIG SAAMCo. A Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's pre-tax earnings performance relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.



     The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% -

     75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus:
     (1) overall profitability of AIG SAAMCo; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of AIG SAAMCo.


AIM

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     - BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     - ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instance where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary determined by AIM and takes into account other subjective factors.

     - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participation employees the tax benefits of deferring the receipt of a portion of their cash compensation.

          Portfolio mangers also participate in benefit plans and programs available generally to all employees.

AMERICAN CENTURY

     American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     - BASE SALARY. Portfolio managers receive base pay in the form of a fixed annual salary.

     - BONUS. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the International Growth I Fund and the VALIC Ultra Fund. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case of the Core Value Fund and the Small Cap Fund.


     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses which also providing a link to the adviser's ability to pay.

     - RESTRICTED STOCK PLANS. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

     - DEFERRED COMPENSATION PLANS. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

BHMS

     In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

BRAZOS

     Compensation for Brazos portfolio managers is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including an employer match for the 401(k) plan and a traditional pension plan. Each portfolio manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top portfolio manager(s). The first bonus plan is a plan whereby each portfolio manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter. In the event that a product's performance does not exceed its benchmark's performance, no bonuses are earned or paid under this plan for the applicable quarter. A second bonus plan is a stock selection bonus paid to the top four portfolio managers ranked by the performance of their stock selections over the preceding twelve months. This bonus is paid out semi-annually regardless of product performance. Each portfolio manager is currently a non-equity partner who participates in a bonus pool which size is equal to 20% of the profits of Brazos determined on an annual basis.


BRIDGEWAY CAPITAL



     The objective of Bridgeway Capital's compensation program is to provide pay and long-term compensation for its employees (who are all referred to as "partners") that is competitive with the mutual fund/investment advisory market relative to Bridgeway Capital's size and geographical location. Bridgeway Capital evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.



     The members of Bridgeway Capital's investment management team, including John Montgomery, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member's base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway Capital relative to peer companies. Bridgeway Capital's profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway Capital and d) because Bridgeway Capital is an S-corporation, the amount of distributions to be made by Bridgeway Capital to its shareholders at least sufficient to satisfy the payment of taxes due on Bridgeway Capital's income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.



     Finally, all investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA). With the exception of John Montgomery, investment team members (as well as all of Bridgeway Capital's partners) participate in an Employee Stock Ownership Program and Phantom Stock Program of Bridgeway Capital. The value of this ownership is a function of the profitability and growth of Bridgeway Capital. Bridgeway Capital is an "S" Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway Capital. However, by policy of Bridgeway Capital, John Montgomery may only receive distributions from Bridgeway Capital in an amount equal to the taxes incurred from his corporate ownership due to the "S" corporation structure.



CREDIT SUISSE



     Credit Suisse's compensation to Ms. Granger includes both a fixed base salary component and bonus component. The discretionary bonus for Ms. Granger is not tied by formula to the performance of any fund or account. The factors taken into account in determining her bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.



     A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.



     Like all employees of Credit Suisse, Ms. Granger participates in Credit Suisse's profit sharing and 401(k) plans.


EVERGREEN

     Evergreen portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

     The annual bonus has an investment performance component, which accounts for a majority of the annual bonus and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.

     In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of each portfolio manager's bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change on an annual basis for purposes of calculating bonus compensation.

PORTFOLIO MANAGER     INCENTIVE BENCHMARKS
-----------------     --------------------
Walter T. McCormick   Lipper Large Cap Core
                      Lipper Large Cap Growth
                      Lipper Utility
                      Lipper Multi-Cap Growth
                      Lipper Large Cap Value
                      Lipper Utility

William E. Zieff      Lipper Large Cap Core
                      Lipper S&P 500 Index Objective
                      Lipper Global
                      Lipper Multi-Cap Value
                      Callan Large Cap Core - Mutual Funds
                      Callan Large Cap Core - Institutional Funds

James M. Tringas      Lipper Small Cap Value


     Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

     In addition, portfolio managers may participate, at their election, in various benefits programs, including the following: medical, dental, vision and prescription benefits, life, disability and long-term care insurance, before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

FRANKLIN ADVISERS

     Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Adviser guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio managers with those of a Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock which vest over a three-year period (35% to

     The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

          - Investment Performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          - Non-Investment Performance. The more qualitative contributions of a portfolio manager to an Adviser's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

          - Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long term equity-based compensation. Portfolio managers also may be awarded options to purchase shares of Franklin Resources, restricted shares Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin Advisers

FRANKLIN PORTFOLIO

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

     All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

MFS

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     - BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     - PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).


     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).



     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.


     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OPPENHEIMER

     As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.


     - COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of May 31, 2006, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.


          The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.


PUTNAM


     Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam's total incentive compensation pool that is available to its Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.


     -    Consistent performance means being above median over one year.

     - Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     - Superior performance (which is the largest component of Putnam's incentive compensation program) means being in the top third of the peer group over three and five years.

     In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

RCM CAPITAL


     RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").



     Bonus Program. RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.



     Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.



     Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.



     Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.



     Profit Program. In the Profit Program, portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program, portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.





T. ROWE PRICE


     PORTFOLIO MANAGER COMPENSATION. Portfolio manager compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.


     Investment performance over one, three, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.


     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.


     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

TEMPLETON GLOBAL AND TEMPLETON INVESTMENT

     Templeton Global and Templeton Investment seeks to maintain compensation programs that are competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio managers with those of a Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%).

     The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

               - Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

               - Non-Investment Performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and mentoring of staff.

               - Responsibilities. The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal; and

               - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

          Additional long term equity-based compensation. Portfolio managers also may be awarded options to purchase shares of Franklin Resources, restricted shares Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of their respective Adviser.

VAN KAMPEN

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     - BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.


     - DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:


               -    CASH BONUS;

               -    MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM
                    (EICP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

               - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Portfolio;


               - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and



               - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.


     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

                    - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

                    - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

                    - Contribution to the business objectives of the Investment Adviser.

                    - The dollar amount of assets managed by the portfolio manager.

                    - Market compensation survey research by independent third parties.

                    - Other qualitative factors, such as contributions to client objectives.

                    - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management, that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

WELLINGTON MANAGEMENT


     Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made of behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.


     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.


     Description of Compensation. The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended May 31, 2006.



     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Megargel is a partner of the firm.

WM ADVISORS


     WM Advisors, Inc. believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors, Inc. receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary. The incentive-based portion of the portfolio manager' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the portfolio manager's investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's performance is based on the percentile rankings of the WM Funds or WM Portfolios for which the manager is primarily responsible as well as the WM Funds or WM Portfolios to whose management the manager contributes, with the performance of the primary WM Funds or WM Portfolios being weighted more heavily. Incentive compensation can be targeted up to 125% of a portfolio manager's total compensation. Certain Portfolio Managers receive an additional amount that is credited to a deferred compensation account which vests after three years. The value of this account is adjusted as though the account had been invested directly in the WM Funds or WM Portfolios to whose management the portfolio manager contributes, with the primary WM Funds or WM Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable WM Fund or WM Portfolio. In addition, portfolio managers may receive additional compensation in the form of long-term incentive awards consisting of Washington Mutual, Inc. stock options and restricted stock. Stock option and restricted stock awards vest over a three-year period, vesting 1/3 each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.


     Although the VALIC Co. I Core Equity Fund is managed similarly to other accounts managed by WM Advisors, Inc., portfolio manager compensation is not based on the investment performance of the VALIC Company I Core Equity Fund.

OWNERSHIP OF PORTFOLIO SHARES


     As of May 31, 2006, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.





                               PORTFOLIO TURNOVER


For the fiscal year ended May 31, 2006, the portfolio turnover rate was higher than the previous year for the Social Awareness Fund due to the addition of new screens for social criteria relating to employment and environmental issues. These additions required that the Fund sell several securities that did not meet the new social criteria. For the fiscal year ended May 31, 2006, the portfolio turnover rate was higher than the previous year for the Asset Allocation Fund due to the sub-adviser increasing the Fund's investments in stock index futures and the sale of securities to fund the purchase of such futures.



For the fiscal year ended May 31, 2006, the portfolio turnover rate was higher than the previous year for the Science & Technology Fund due to the transition of a portion of the Fund's assets to a new additional sub-adviser in September 2005.



For the fiscal year ended May 31, 2006, the portfolio turnover rate was higher than the previous year for the Growth & Income Fund due to an uncharacteristically low volume of trading during the prior fiscal year.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.


Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100(R) Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Core Value Fund, Growth & Income Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and VALIC Ultra Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC I normally enters into principal transactions directly with the issuer or the market-maker.



When VC I purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC I purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When VC I purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.


In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC I can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC I with directed brokerage and research services, described below.



Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a proposed commission recapture target based on asset class or styles having varying liquidity and "special handling" requirements. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.


The following chart reflects the commission recapture activity for the periods ended May 31, 2006, 2005 and 2004.



                       Fiscal Year    % of Net    Fiscal Year    % of Net    Fiscal Year    % of Net
                          Ending       Assets        Ending       Assets        Ending       Assets
                        05/31/2006   05/31/2006    05/31/2005   05/31/2005    05/31/2004   05/31/2004
                       -----------   ----------   -----------   ----------   -----------   ----------
Blue Chip Growth         $    815       0.00%       $  2,522       0.01%       $  4,618       0.01%
Core Equity                35,533       0.01%         65,298       0.01%         63,017       0.01%
Health Sciences            14,735       0.01%         16,441       0.01%         29,213       0.03%
Science & Technology      242,382       0.02%        142,074       0.01%        195,985       0.01%


Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.


The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for VC I. The Sub-advisers will not cause VC I to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.



The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I's Board of Directors.



The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2006, 2005 and 2004. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.



                           2006 BROKERAGE COMMISSIONS

                                                                                         PERCENTAGE OF AMOUNT
                                                                                           OF TRANSACTIONS
                                                   AMOUNT PAID       PERCENTAGE OF      INVOLVING PAYMENTS OF
                                      AGGREGATE   TO AFFILIATED   COMMISSIONS PAID TO       COMMISSIONS TO
                                      BROKERAGE      BROKER-       AFFILIATED BROKER-     AFFILIATED BROKER-
               FUND                  COMMISSION      DEALERS*           DEALERS*               DEALERS
               ----                  ----------   -------------   -------------------   ---------------------
Asset Allocation Fund                $  233,600           --             0.00%                  0.00%
Blue Chip Growth Fund                    31,224           --             0.00%                  0.00%
Broad Cap Value Income Fund              16,401           --             0.00%                  0.00%
Capital Conservation Fund                   472           --             0.00%                  0.00%
Core Equity Fund                        413,507           --             0.00%                  0.00%
Core Value Fund                         302,391           --             0.00%                  0.00%
Foreign Value Fund                        2,301           --             0.00%                  0.00%
Global Equity Fund                       23,998           --             0.00%                  0.00%
Global Strategy Fund                      1,277           --             0.00%                  0.00%
Government Securities Fund                   --           --             0.00%                  0.00%
Growth & Income Fund                    608,246           --             0.00%                  0.00%
Health Sciences Fund                    226,299           --             0.00%                  0.00%
Inflation Protected Fund                     --           --             0.00%                  0.00%
International Equities Fund           1,354,876           --             0.00%                  0.00%
International Government Bond Fund           --           --             0.00%                  0.00%
International Growth I Fund             870,296       11,683             1.34%                  0.72%
Large Cap Core Fund                       2,127           --             0.00%                  0.00%
Large Capital Growth Fund               226,271           --             0.00%                  0.00%
Mid Cap Index Fund                      186,453           --             0.00%                  0.00%
Mid Cap Strategic Growth Fund           264,844           36             0.01%                  0.01%
Money Market I Fund                          --           --             0.00%                  0.00%
Nasdaq-100(R) Index Fund                 26,940           --             0.00%                  0.00%
Science & Technology Fund             2,711,319           --             0.00%                  0.00%
Small Cap Aggressive Growth Fund         17,260           --             0.00%                  0.00%
Small Cap Fund                        1,113,090           --             0.00%                  0.00%
Small Cap Index Fund                    261,291           --             0.00%                  0.00%
Small Cap Special Values Fund           134,284           --             0.00%                  0.00%
Small Cap Strategic Growth Fund         142,327           --             0.00%                  0.00%
Social Awareness Fund                   851,350           --             0.00%                  0.00%
Stock Index Fund                        157,539           --             0.00%                  0.00%
VALIC Ultra Fund                        125,278           --             0.00%                  0.00%
Value Fund                              310,707        1,170             0.38%                  0.39%



- The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan, Morgan Stanley & Co., Inc. and Oppenheimer & Co., Inc.



In addition, for the fiscal year ended May 31, 2006, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:



                                      GROSS DOLLAR       DOLLAR
                                        VALUE OF       AMOUNT OF
                                     PURCHASE/SALES   COMMISSIONS
                                      DIRECTED TO     DIRECTED TO
                                        RESEARCH        RESEARCH
PORTFOLIO                               PROVIDERS      PROVIDERS
---------                            --------------   -----------
Asset Allocation Fund                 3,494,825,900      26,457
Blue Chip Growth Fund                    12,989,287      13,917
Broad Cap Value Income Fund                      --          --
Capital Conservation Fund             2,731,063,000       4,013
Core Equity Fund                        164,188,835     187,526
Core Value Fund                                  --          --
Foreign Value Fund                          596,095       1,161

                                      GROSS DOLLAR       DOLLAR
                                        VALUE OF       AMOUNT OF
                                     PURCHASE/SALES   COMMISSIONS
                                      DIRECTED TO     DIRECTED TO
                                        RESEARCH        RESEARCH
PORTFOLIO                               PROVIDERS      PROVIDERS
---------                            --------------   -----------
Global Equity Fund                          579,693         766
Global Strategy Fund                        692,503       1,420
Government Securities Fund                       --          --
Growth & Income Fund                             --          --
Health Sciences Fund                    136,959,106     193,643
Inflation Protected Fund                         --          --
International Equities Fund                      --          --
International Government Bond Fund               --          --
International Growth I Fund              85,893,241     171,518
Large Cap Core Fund                         260,241         319
Large Capital Growth Fund                 7,875,549       7,837
Mid Cap Index Fund                               --          --
Mid Cap Strategic Growth Fund             7,948,272       8,626
Money Market I Fund                              --          --
Nasdaq-100(R) Index Fund                         --          --
Science & Technology Fund               506,634,650     691,350
Small Cap Aggressive Growth Fund          1,346,846       2,025
Small Cap Fund                          113,218,704      96,654
Small Cap Index Fund                             --          --
Small Cap Special Values Fund               408,874         683
Small Cap Strategic Growth Fund                  --          --
Social Awareness Fund                    65,713,517      70,995
Stock Index Fund                                 --          --
VALIC Ultra Fund                                 --          --
Value Fund                              218,217,262     176,395


                           2005 BROKERAGE COMMISSIONS


                                                                                         PERCENTAGE OF AMOUNT
                                                                                           OF TRANSACTIONS
                                                   AMOUNT PAID       PERCENTAGE OF      INVOLVING PAYMENTS OF
                                      AGGREGATE   TO AFFILIATED   COMMISSIONS PAID TO       COMMISSIONS TO
                                      BROKERAGE      BROKER-       AFFILIATED BROKER-     AFFILIATED BROKER-
               FUND                  COMMISSION      DEALERS*           DEALERS*               DEALERS
               ----                  ----------   -------------   -------------------   ---------------------
Asset Allocation Fund                $  105,217           --             0.00%                  0.00%
Blue Chip Growth Fund                    30,961           --             0.00%                  0.00%
Capital Conservation Fund                    --           --             0.00%                  0.00%
Core Equity Fund                        471,960           --             0.00%                  0.00%
Core Value Fund                         500,158           --             0.00%                  0.00%
Government Securities Fund                   --           --             0.00%                  0.00%
Growth & Income Fund                    383,947           --             0.00%                  0.00%
Health Sciences Fund                    221,488           --             0.00%                  0.00%
Inflation Protected Fund                     --           --             0.00%                  0.00%
International Equities Fund             310,288           --             0.00%                  0.00%
International Government Bond Fund           25           --             0.00%                  0.00%
International Growth I Fund           1,070,292      $27,833             2.60%                  2.52%

                                                                                         PERCENTAGE OF AMOUNT
                                                                                           OF TRANSACTIONS
                                                   AMOUNT PAID       PERCENTAGE OF      INVOLVING PAYMENTS OF
                                      AGGREGATE   TO AFFILIATED   COMMISSIONS PAID TO       COMMISSIONS TO
                                      BROKERAGE      BROKER-       AFFILIATED BROKER-     AFFILIATED BROKER-
               FUND                  COMMISSION      DEALERS*           DEALERS*               DEALERS
               ----                  ----------   -------------   -------------------   ---------------------
Large Capital Growth Fund                17,756           --             0.00%                  0.00%
Mid Cap Index Fund                      137,937           --             0.00%                  0.00%
Mid Cap Strategic Growth Fund            25,264            5             0.02%                  0.03%
Money Market I Fund                          --           --             0.00%                  0.00%
Nasdaq-100(R) Index Fund                 10,962           --             0.00%                  0.00%
Science & Technology Fund             2,390,216           --             0.00%                  0.00%
Small Cap Fund                        1,607,267           --             0.00%                  0.00%
Small Cap Index Fund                    260,614           --             0.00%                  0.00%
Social Awareness Fund                   462,544           --             0.00%                  0.00%
Stock Index Fund                         77,957           --             0.00%                  0.00%
Value Fund                               52,307           56             0.11%                  0.09%


* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan, Morgan Stanley & Co., Inc. and Oppenheimer & Co., Inc.

                           2004 BROKERAGE COMMISSIONS


                                                                                         PERCENTAGE OF AMOUNT
                                                                                           OF TRANSACTIONS
                                                   AMOUNT PAID       PERCENTAGE OF      INVOLVING PAYMENTS OF
                                      AGGREGATE   TO AFFILIATED   COMMISSIONS PAID TO       COMMISSIONS TO
                                      BROKERAGE      BROKER-       AFFILIATED BROKER-     AFFILIATED BROKER-
               FUND                  COMMISSION      DEALERS*           DEALERS*               DEALERS
               ----                  ----------   -------------   -------------------   ---------------------
Asset Allocation Fund                $   47,888            --            0.00%                  0.00%
Blue Chip Growth Fund                    28,731            --            0.00%                  0.00%
Capital Conservation Fund                    --            --            0.00%                  0.00%
Core Equity Fund                        477,643            --            0.00%                  0.00%
Core Value Fund                         589,185            23            0.00%                  0.01%
Government Securities Fund                   --            --            0.00%                  0.00%
Growth & Income Fund                    968,464      $  1,000            0.10%                  0.15%
Health Sciences Fund                    201,163            --            0.00%                  0.00%
International Equities Fund              80,845            --            0.00%                  0.00%
International Government Bond Fund           --            --            0.00%                  0.00%
International Growth I Fund           1,919,971       110,348            5.75%                  4.86%
Mid Cap Index Fund                      124,388            --            0.00%                  0.00%
Money Market I Fund                          --            --            0.00%                  0.00%
Nasdaq-100(R) Index Fund                 35,395            --            0.00%                  0.00%
Science & Technology Fund             2,554,269            --            0.00%                  0.00%
Small Cap Fund                        1,454,002            --            0.00%                  0.00%
Small Cap Index Fund                    143,437            --            0.00%                  0.00%
Social Awareness Fund                   638,505            --            0.00%                  0.00%
Stock Index Fund                         95,171            --            0.00%                  0.00%
Value Fund                               12,807            --            0.00%                  0.00%


* The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan/Chase and Blaylock & Partners.

The following table sets forth the value of Funds' holdings of securities of VC I's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2006.



FUND                                    BROKER DEALER              (000'S)   DEBT OR EQUITY
----                          ---------------------------------   --------   --------------
Asset Allocation              Bank of America Corp.               $    819       Equity
                              Citigroup, Inc.                        2,547       Equity
                              Goldman Sachs Group, Inc.                 45       Equity
                              JP Morgan Chase & Co.                  1,811       Equity
                              Lehman Brothers Holdings, Inc.           404        Debt
                              Merrill Lynch & Co., Inc.                311       Equity
                              Morgan Stanley Co., Inc.               1,051       Equity
                              Goldman Sachs Group, Inc.                 63        Debt
                              UBS Preferred Funding Trust V            110        Debt
                              Merrill Lynch & Co., Inc.                373        Debt
                              Morgan Stanley Co., Inc.                 195        Debt
                              State Street Bank & Trust Co.         16,971        Debt

Blue Chip Growth              State Street Bank & Trust Co.          1,279       Equity
                              Citigroup, Inc.                        1,379       Equity
                              Goldman Sachs Group, Inc.                770       Equity
                              Merrill Lynch & Co., Inc.                818       Equity
                              Morgan Stanley Co., Inc.                 184       Equity
                              UBS AG                                   823       Equity

Broad Cap Value Income        Citigroup, Inc.                          557       Equity
                              State Street Bank & Trust Co.            888        Debt

Capital Conservation          Bank of America Corp.                    300        Debt
                              Citigroup, Inc.                           97        Debt
                              Credit Suisse Management Capital       1,522        Debt
                              Deutsche Bank Securities, Inc.           725        Debt
                              Goldman Sachs Group, Inc.                121        Debt
                              JP Morgan Chase & Co.                    257        Debt
                              Lehman Brothers, Inc.                  1,153        Debt
                              Merrill Lynch & Co., Inc.                987        Debt
                              Morgan Stanley Co., Inc.                 981        Debt
                              State Street Bank & Trust Co.         19,403        Debt
                              UBS Finance, Inc.                        404        Debt

Core Equity                   Bank of America Corp.                 14,326       Equity
                              Citigroup, Inc.                       11,730       Equity
                              JP Morgan Chase & Co.                  6,098       Equity
                              Merrill Lynch & Co., Inc.              4,775       Equity
                              State Street Bank & Trust Co.          4,689       Equity
                              UBS AG                                 4,427       Equity
                              State Street Bank & Trust Co.          4,796        Debt

Core Value                    Bank of America Corp.                  8,049       Equity
                              Citigroup, Inc.                        8,767       Equity
                              Goldman Sachs Group, Inc.              2,841       Equity
                              JP Morgan Chase & Co.                  2,929       Equity
                              Lehman Brothers, Inc.                    998       Equity
                              Merrill Lynch & Co., Inc.              1,905       Equity
                              Morgan Stanley Co., Inc.               4,758       Equity

Foreign Value                 State Street Bank & Trust Co.        105,427        Debt

Global Equity                 Bank of America Corp.                  6,320       Equity
                              Citigroup, Inc.                        2,491       Equity
                              Lehman Brothers, Inc.                  5,170       Equity

FUND                                    BROKER DEALER              (000'S)   DEBT OR EQUITY
----                          ---------------------------------   --------   --------------
                              State Street Bank & Trust Co.         47,537        Debt

Global Strategy               HSBC Holdings                       $  2,867       Equity
                              JP Morgan Chase & Co.                  3,744       Equity
                              Morgan Stanley Co., Inc.               1,044       Equity
                              State Street Bank & Trust Co.         65,162        Debt

Government Securities         State Street Bank & Trust Co.          2,407        Debt

Growth & Income               Citigroup, Inc.                        4,319       Equity
                              Goldman Sachs Group, Inc.              1,826       Equity
                              JP Morgan Chase & Co.                  2,456       Equity
                              Merrill Lynch & Co., Inc.              2,853       Equity
                              UBS Finance, Inc.                      5,941        Debt

Inflation Protected           Morgan Stanley Co., Inc.                 292        Debt
                              Lehman Brothers Holdings, Inc.           519        Debt
                              State Street Bank & Trust Co.            990        Debt

International Equities        Credit Suisse Group                    4,279       Equity
                              Daiwa Securities Group, Inc.             714       Equity
                              Deutsche Bank AG                       3,458       Equity
                              Mizuho Financial Group, Inc.           6,335       Equity
                              Nomura Holdings, Inc.                  3,753       Equity
                              UBS AG                                 7,137       Equity
                              State Street Bank & Trust Co.         34,890        Debt

International Government      Citigroup Global Markets, Inc.         2,190        Debt
Bond                          Goldman Sachs Group, Inc.                378        Debt
                              State Street Bank & Trust Co.          3,035        Debt

International Growth I        Credit Suisse Group                      920       Equity
                              UBS Securities, LLC                    9,485       Equity
                              State Street Bank & Trust Co.          1,566        Debt

Large Cap Core                Citigroup, Inc.                        1,400       Equity
                              Goldman Sachs Group, Inc.              5,875       Equity
                              JP Morgan Chase & Co.                  2,018       Equity
                              Merrill Lynch & Co., Inc.              1,464       Equity
                              Morgan Stanley Co., Inc.               1,678       Equity
                              State Street Bank & Trust Co.          6,687       Equity

Large Capital Growth          Bear Stearns Cos., Inc.                2,766       Equity
                              Citigroup, Inc.                        2,973       Equity
                              Goldman Sachs Group, Inc.              9,163       Equity
                              JP Morgan Chase & Co.                  2,388       Equity
                              Lehman Brothers Holdings, Inc.         7,009       Equity
                              Merrill Lynch & Co., Inc.              3,222       Equity
                              State Street Bank & Trust Co.         30,914        Debt
                              UBS AG                                27,744        Debt

FUND                                    BROKER DEALER              (000'S)   DEBT OR EQUITY
----                          ---------------------------------   --------   --------------
Mid Cap Index                 State Street Bank & Trust Co.          9,247        Debt

Mid Cap Stategic Growth       State Street Bank & Trust Co.         18,194        Debt

Money Market I                Bear Stearns Cos., Inc.               19,811        Debt
                              Citigroup Global Market, Inc.          7,701        Debt
                              Deutsche Bank Securities, Inc.         1,995        Debt
                              Goldman Sachs & Co.                    5,000        Debt
                              JP Morgan Chase & Co.                  1,801        Debt
                              Merrill Lynch & Co., Inc.             19,958        Debt
                              Morgan Stanley Co., Inc.               7,992        Debt
                              UBS Warburg, LLC                      12,143        Debt

Nasdag-100 Index              State Street Bank & Trust Co.            557        Debt

Science & Technology          State Street Bank & Trust Co.         27,906        Debt

Small Cap Aggressive Growth   Investment Technology Group, Inc.        676       Equity
                              State Street Bank & Trust Co.          1,064        Debt

Small Cap                     Investment Technology Group, Inc.        757       Equity
                              State Street Bank & Trust Co.          2,039        Debt

Small Cap Index               State Street Bank & Trust Co.         15,819        Debt
                              Investment Technology Group, Inc.      1,352       Equity

Small Cap Special Values      Investment Technology Group, Inc.        763       Equity

Small Cap Strategic Growth    State Street Bank & Trust Co.         12,643        Debt

Social Awareness              Citigroup, Inc.                       11,615       Equity
                              JP Morgan Chase & Co.                  8,384       Equity
                              Merrill Lynch & Co., Inc.              4,453       Equity
                              State Street Bank & Trust Co.          4,831        Debt

Stock Index                   Bear Stearns Cos., Inc.                6,527       Equity
                              Citigroup, Inc.                      100,409       Equity
                              Goldman Sachs Group, Inc.             26,854       Equity
                              JP Morgan Chase & Co.                 60,643       Equity
                              Lehman Brothers Holdings, Inc.        14,694       Equity
                              Merrill Lynch & Co., Inc.             27,132       Equity
                              Morgan Stanley Co., Inc.              26,120       Equity
                              Prudential Financial, Inc.            15,375       Equity
                              State Street Bank & Trust Co.          8,439       Equity
                              State Street Bank & Trust Co.          4,478        Debt

VALIC Ultra                   Goldman Sachs Group, Inc.             15,381       Equity
                              State Street Bank & Trust Co.         28,590        Debt

Value                         Bank of America Corp.                  3,842       Equity

FUND                                    BROKER DEALER              (000'S)   DEBT OR EQUITY
----                          ---------------------------------   --------   --------------
                              Bear Stearns Cos., Inc.                1,806       Equity
                              UBS AG                                 9,141       Equity
                              State Street Bank & Trust Co.          6,208        Debt



Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.





                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES


Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, American General Distributors, Inc. ("AGDI") acts without remuneration as VC I's agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI's address is the same as that of VALIC.



The distribution agreement between AGDI and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Directors of VC I, or (ii) by vote of a majority of VC I's outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I's Directors who are not "interested persons" (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by AGDI, on sixty days' written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.



Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC I (after typesetting and printing the copies required for regulatory filings by VC I). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. VC I pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.



AGDI has adopted a code of ethics with similar terms and conditions to VALIC's and VC I's, as described in the Statement of Additional Information.



Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I's shareholders.



VC I normally redeems Fund shares for cash. Although VC I, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC I portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.


All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE


Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.


Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.


Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate..


Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.


Each Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of VC I; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE


Each Fund of VC I intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of securities; and net income from qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies); and (iii) the Fund must distribute at least 90% of its

"investment company taxable income" (generally, taxable income other than net capital gains) each year. Each Fund of VC I is treated as a separate entity for federal income tax purposes.



The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than VC I) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, VC I intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or VC I is otherwise satisfied that those gains are qualifying income.



If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


PASSIVE FOREIGN INVESTMENT COMPANIES


A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. This ordinary income qualifies toward the 90% of income test for qualification as a regulated investment company. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized by marking to market the shares of the same PFIC in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.



Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Contract owners are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(H) OF THE CODE



The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract owner income earned under the Contract.


The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.


The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in VC I may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.



In order to comply with the requirements of Section 817(h) and the regulations thereunder, VC I may find it necessary to take action to ensure that a Contract funded by VC I continues to qualify as such under federal tax laws. VC I, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.



It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by VC I should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.


                                OTHER INFORMATION

SHAREHOLDER REPORTS


Annual Reports containing audited financial statements of VC I and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.


VOTING AND OTHER RIGHTS


VC I has an authorized capitalization of 28.25 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 32 classes comprising 750 million to 1 billion shares each. Each of the 32 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.


Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See "Voting Rights" in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.


Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on VC I's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.


VC I will assist in shareholder communications.


VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.


At May 31, 2006, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):



                                      VALIC   AIGAIC    AGL
                                     ------   ------   -----
Asset Allocation Fund                 99.98%     --        *
Blue Chip Growth Fund                 99.93%     --        *
Broad Cap Value Income Fund          100.00%     --       --
Capital Conservation Fund            100.00%     --       --
Core Equity Fund                     100.00%     --       --
Core Value Fund                       99.96%     --        *
Foreign Value Fund                   100.00%     --       --
Global Equity Fund                   100.00%     --       --
Global Strategy Fund                 100.00%     --       --
Government Securities Fund            90.55%   9.45%      --
Growth & Income Fund                  93.79%   6.21%      --
Health Sciences Fund                  99.97%     --        *
Inflation Protected Fund             100.00%     --       --
International Equities Fund           99.09%      *        *
International Government Bond Fund   100.00%     --       --
International Growth I Fund          100.00%     --       --
Large Cap Core Fund                  100.00%     --       --
Large Capital Growth Fund            100.00%     --       --
Mid Cap Index Fund                    98.63%     --        *
Mid Cap Strategic Growth Fund        100.00%     --       --
Money Market I Fund                   79.11%      *    20.16%
Nasdaq-100(R) Index Fund              94.54%     --     5.41%
Science & Technology Fund             99.69%      *        *
Small Cap Aggressive Growth Fund     100.00%     --       --
Small Cap Fund                       100.00%     --       --
Small Cap Index Fund                  99.23%     --        *
Small Cap Special Values Fund        100.00%     --       --
Small Cap Strategic Growth Fund      100.00%     --       --
Social Awareness Fund                100.00%     --       --
Stock Index Fund                      95.51%      *        *
VALIC Ultra Fund                     100.00%     --       --
Value Fund                           100.00%     --       --


*    Less than 5% ownership.


As of May 31, 2006, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility


VC I has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC I and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.



VC I has retained a proxy voting service, the Institutional Shareholder Services ("ISS"), to effect votes on behalf of each Fund according to the Fund's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.


Company Management Recommendations


When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager may consider is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC I's policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.


Case-By-Case Voting Matters


Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of VALIC and/or the sub-adviser of a Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund's shareholders.


Examples of a Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:


     - Vote on a case-by-case basis on proposals to increase authorized common stock;



     - Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock);



     - Vote on a case-by-case basis regarding finance, merger and acquisition matters;



     -    Vote against most shareholder proposals;



     - Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;



     - Not vote proxies for index funds/portfolios and passively managed funds/portfolios;and



     -    Vote on a case-by-case basis on equity compensation plans.

     Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of VC I's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party.



However, if a situation arises where a vote presents a conflict between the interests of the Fund's shareholders and the interests of VALIC, VC I's principal underwriter, or one of VALIC's or the underwriter's affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director who is not an "interested" person, as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to refuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.





PROXY VOTING RECORDS


ISS maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES


The Board of Directors of VC I has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.



VC I makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of VC I's fiscal quarter.


----------
(1) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

(2) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

(3) Directors serve untill thier successors are duly elected and qualified, subject to the Board's retirement discussed below.

In addition, VC I generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through VALIC's website, marketing communications (including printed advertising and sales literature), and/or VALIC's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by legal and compliance personnel. VALIC and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.



Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I's chief compliance officer and/or the Adviser's legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.



VC I's chief compliance officer and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.



At each quarterly meeting of the Board of Directors of VC I, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.



In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, VC I routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. VC I does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.



Each of the below listed third parties have been approved to receive information concerning the Funds' holdings: (1) Ernst & Young LLP, Independent Registered Public Accountants; (2) ISS, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer,
(7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. Ernst & Young LLP is provided with entire portfolio holdings information during periods in which it assists in the preparation of shareholder reports and regulatory filings, and does not publicly disclose this information. IRRC receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds' portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds' fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds' release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.


CUSTODY OF ASSETS

Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC I as custodian.



State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.


INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to VC I or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of VC I or VC I's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VC I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, to serve as independent registered public accounting firm of VC I.


PAYMENTS IN CONNECTION WITH DISTRIBUTION

VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds.

                        MANAGEMENT OF THE SERIES COMPANY


The Board of Directors manages the business activities of VC I in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of VC I and who execute policies formulated by the Board. The names and ages of the Directors and officers of VC I, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of VC I are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.


INDEPENDENT
DIRECTORS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                             IN FUND COMPLEX           OTHER
    NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE       PRINCIPAL OCCUPATION (S)         OVERSEEN BY      DIRECTORSHIPS HELD
      DATE OF BIRTH        WITH FUND(1)       BEGAN              DURING PAST 5 YEARS           DIRECTOR(2)        BY DIRECTOR(3)
    -----------------     --------------  -------------  ----------------------------------  ---------------  ----------------------
THOMAS J. BROWN           Director        November/      Formerly, Chief Operating Officer          47        Trustee, Merrimac
2929 Allen Parkway                        2005           and Chief Financial Officer,                         Funds, a mutual fund
Houston, Texas 77019                                     American General Asset Management                    company
12/24/45                                                 (Investment Management), (2000 to                    (2004-Present).
                                                         2002).

DR. JUDITH L. CRAVEN      Director        August, 1998   Retired Administrator.                     91        Director, A.G. Belo
2929 Allen Parkway                                                                                            Corporation, a media
Houston, Texas 77019                                                                                          company
10/06/45                                                                                                      (1992-Present);
                                                                                                              Director SYSCO
                                                                                                              Corporation, a food
                                                                                                              marketing and
                                                                                                              distribution company
                                                                                                              (1996-Present);
                                                                                                              Director, Luby's,
                                                                                                              Inc., a restaurant
                                                                                                              chain (1998-Present;
                                                                                                              Director, University
                                                                                                              of Texas Board of
                                                                                                              Regents
                                                                                                              (2001-Present).

WILLIAM F. DEVIN          Director and    October, 2001  Retired.                                   91        Member, Board of
Chairman, July 2005       Chairman                                                                            Governors, Boston
2929 Allen Parkway                                                                                            Stock Exchange
Houston, Texas 77019                                                                                          (1985-Present).
12/30/38

DR. TIMOTHY J. EBNER      Director        August, 1998   Professor and Head, Department of          47        N/A
2929 Allen Parkway                                       Neuroscience, and Visscher Chair
Houston, Texas 77019                                     of Physiology, University of
07/15/49                                                 Minnesota (1999-Present).
                                                         Formerly, Director, Graduate
                                                         Program in Neuroscience,
                                                         University of Minnesota
                                                         (1995-1999); Professor of
                                                         Neurosurgery, University of
                                                         Minnesota (1980-1999).



----------
(2) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (32 funds), VALIC Company II (15 funds), AIG Series Trust, Inc. (6 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (36 portfolios), and Season Series Trust (24 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                             IN FUND COMPLEX           OTHER
    NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE       PRINCIPAL OCCUPATION (S)         OVERSEEN BY      DIRECTORSHIPS HELD
      DATE OF BIRTH        WITH FUND(1)       BEGAN              DURING PAST 5 YEARS           DIRECTOR(2)        BY DIRECTOR(3)
    -----------------     --------------  -------------  ----------------------------------  ---------------  ----------------------
JUDGE GUSTAVO E.          Director        August, 1998   Retired                                    47        N/A
GONZALES, JR.
2929 Allen Parkway
Houston, Texas 77019
07/27/40

DR. NORMAN HACKERMAN      Director        1984           President Emeritus, Rice                   47        chairman, Scientific
2929 Allen Parkway                                       University, Houston, Texas                           Advisory Board for The
Houston, Texas 77019                                     (1985-Present).                                      Robert A. Welch
03/02/12                                                                                                      Foundation
                                                                                                              (1983-Present).

DR. JOHN W. LANCASTER     Director        1984           Pastor Emeritus and Director of            47        N/A
2929 Allen Parkway                                       Planned Giving, First Presbyterian
Houston, Texas 77019                                     Church, Houston, Texas
12/15/23                                                 (1997-Present).

KENNETH J. LAVERY         Director        October, 2001  Vice President of Massachusetts            47        Director, Board of
2929 Allen Parkway                                       Capital Resources Company                            Overseers, Newton
Houston, Texas 77019                                     (1982-Present).                                      Wellesley Hospital
12/30/49                                                                                                      (1996-Present).

BEN H. LOVE               Director        1993           Retired.                                   47        N/A
2929 Allen Parkway
Houston, Texas 77019
09/26/30

DR. JOHN E. MAUPIN, JR.   Director        August, 1998   President, Meharry Medical                 47        Director, Monarch
2929 Allen Parkway                                       College, Nashville, Tennessee                        Dental Corporation
Houston, Texas 77019                                     (1994-Present).                                      (1997-Present);
10/28/46                                                                                                      Director, Pinnacle
                                                                                                              Financial Partners,
                                                                                                              Inc. (2000-Present).


INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                             IN FUND COMPLEX           OTHER
    NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE       PRINCIPAL OCCUPATION (S)         OVERSEEN BY      DIRECTORSHIPS HELD
      DATE OF BIRTH        WITH FUND(1)       BEGAN              DURING PAST 5 YEARS           DIRECTOR(2)        BY DIRECTOR(3)
    -----------------     --------------  -------------  ----------------------------------  ---------------  ----------------------
PETER A. HARBECK          Director        October, 2001  President, CEO and Director, AIG          100        N/A
The SunAmerica Center                                    SAAMCo (1995-Present); Director,
733 Third Avenue                                         AIG SunAmerica Capital Services,
New York, New York 10017                                 Inc. ("SACS") (August
01/23/54                                                 1993-Present), President and CEO,
                                                         AIG Advisor Group, Inc. (June
                                                         2004-Present).

OFFICERS


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                             IN FUND COMPLEX           OTHER
    NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE       PRINCIPAL OCCUPATION (S)         OVERSEEN BY      DIRECTORSHIPS HELD
      DATE OF BIRTH          WITH FUND        BEGAN              DURING PAST 5 YEARS           DIRECTOR(2)        BY DIRECTOR(3)
    -----------------     --------------  -------------  ----------------------------------  ---------------  ----------------------
EVELYN M. CURRAN          President and   October, 2002  President and Principal Executive         N/A        N/A
2919 Allen Parkway        Principal                      Officer, VC I and VALIC Company II
Houston, Texas 77019      Executive                      ("VC II") (2002-Present); Senior
06/04/65                  Officer                        Vice President, Variable Products
                                                         and Funds VALIC (2001-Present);
                                                         Vice President, Series Company and
                                                         VC II (2001-2002). Formerly, Vice
                                                         President, American General Fund
                                                         Group (1999-Present).

NORI L. GABERT            Vice President  October, 2000  Vice President and Deputy General         N/A        N/A
2929 Allen Parkway        and Secretary                  Counsel, AIG SAAMCo
Houston, TX 77019                                        (2001-Present); Vice President and
08/15/53                                                 Assistant Secretary, Seasons
                                                         Series Trust (2001-Present); Vice
                                                         President, Series Company and VC
                                                         II (1998-Present); Secretary, VC I
                                                         and VC II (2000-Present);
                                                         Formerly, Associate General
                                                         Counsel, American General
                                                         Corporation, (1997-2001);
                                                         Assistant Secretary, VC I and VC
                                                         II (1998-2000).

DONNA M. HANDEL           Vice President  October, 2001  Vice President and Assistant              N/A        N/A
The SunAmerica Center     and Assistant                  Treasurer, VC I and VC II
733 Third Avenue          Treasurer                      (2001-Present); Vice President
New York, New York 10017                                 (2001-Present),  Treasurer
06/25/66                                                 (2002-Present) and Assistant
                                                         Treasurer (1999-2002), Seasons
                                                         Series Trust; Vice President, AIG
                                                         SAAMCo (1996-Present); Vice
                                                         President (2000-Present),
                                                         Treasurer (2002-Present) and
                                                         Assistant Treasurer (1996-2002),
                                                         SunAmerica Equity Funds,
                                                         SunAmerica Income Funds and
                                                         SunAmerica Money Market Funds,
                                                         Inc., Anchor Series Trust,
                                                         SunAmerica Focused Series, Inc.;
                                                         Treasurer, AIG Series Trust, Inc.
                                                         (2004-Present).

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                             IN FUND COMPLEX           OTHER
    NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE       PRINCIPAL OCCUPATION (S)         OVERSEEN BY      DIRECTORSHIPS HELD
      DATE OF BIRTH          WITH FUND        BEGAN              DURING PAST 5 YEARS           DIRECTOR(2)        BY DIRECTOR(3)
    -----------------     --------------  -------------  ----------------------------------  ---------------  ----------------------
GREGORY R. KINGSTON       Treasurer and   October, 2002  Treasurer and Principal Financial         N/A        N/A
2919 Allen Parkway        Principal                      Officer, VC I and VC II
Houston, Texas 77019      Financial                      (2002-Present); Vice President and
01/18/66                  Officer                        Assistant Treasurer, Seasons
                                                         Series Trust (2001-Present);
                                                         Treasurer, VC I and VC II
                                                         (2000-Present). Formerly, Vice
                                                         President, American General
                                                         Investment Management, L.P.
                                                         (1999-2001).

JOHN PACKS                Vice President  October, 2001  Vice President and Senior                 N/A        N/A
99 High Street            and Senior                     Investment Officer, VC I and VC II
Boston, Massachusetts     Investment                     (2001-Present); Senior Investment
02110                     Officer                        Officer, VALIC (2001-Present).
12/09/55                                                 Formerly, Senior Vice
                                                         President-Investment Research,
                                                         American General Fund Group
                                                         (2000-2001).


Independent Directors receive an annual retainer of $36,225 (Chairman receives an additional $18,113 retainer), and a meeting fee of $4,686 for each Board meeting and $2,300 for each special Board meeting attended in person and $575 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $575 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,150 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $288 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $575 for each Committee Meeting chaired not held in conjunction with a Board Meeting.


VC I has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for VC I and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding VC I's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2006, the Audit Committee held four meetings. VC I has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. VC I does not have a standing compensation committee. During the fiscal year ended May 31, 2006, the Governance Committee held four meetings. VC I has a Compliance and Ethics Committee comprised of Ms. Craven, Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as wells as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. During the fiscal year ended May 31, 2006, the Compliance and Ethics Committee held one meeting. VC I has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Hackerman, Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis.



The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2006.

DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS


                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                   DOLLAR RANGE OF EQUITY    INVESTMENT COMPANIES OVERSEEN BY
       NAME OF DIRECTOR          SECURITIES IN THE FUND(1)         DIRECTOR IN FAMILY(2)
       ----------------          -------------------------   --------------------------------
Thomas J. Brown(3)                           $0                             $0
Dr. Judith L. Craven                         $0                             $0
William F. Devin                              0                              0
Dr. Timothy J. Ebner                          0                              0
Judge Gustavo E. Gonzales, Jr.                0                              0
Dr. Norman Hackerman                          0                              0
Dr. John W. Lancaster                         0                              0
Kenneth J. Lavery                             0                              0
Ben H. Love                                   0                              0
Dr. John E. Maupin, Jr.                       0                              0


----------

(1) Includes the value of shares beneficially owned by each Director in VC I as of May 31, 2006.



(2)  Includes VC I (32 series) and VC II (15 series).


(3)  Mr. Brown was elected to the Board effective November 14, 2005.

INTERESTED DIRECTORS


                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                              SECURITIES IN ALL REGISTERED
                   DOLLAR RANGE OF EQUITY   INVESTMENT COMPANIES OVERSEEN BY
NAME OF DIRECTOR   SECURITIES IN THE FUND          DIRECTOR IN FAMILY
----------------   ----------------------   --------------------------------
Peter A. Harbeck              0                             0



As of May 31, 2006, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT DIRECTORS


The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2006. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below. Mr. Brown was elected to the Board effective November 14, 2005, after VC I's fiscal year end and as a result, is not included in the Compensation Table.


                               COMPENSATION TABLE


                         FISCAL YEAR ENDED MAY 31, 2006



                                                          PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                               AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART     FUND COMPLEX PAID TO
      NAME OF DIRECTOR           FROM SERIES COMPANY     OF FUND EXPENSES (1)(2)        DIRECTORS (2)
----------------------------   ----------------------   ------------------------   -----------------------
Thomas J. Brown                        $35,677                  $ 52,075                         --
Dr. Judith L. Craven                    66,234                   148,967                   $131,737
William Devin                           70,621                   153,167                    122,023
Dr. Timothy Ebner(3)                    56,024                    66,725                     96,235
Judge Gustavo E. Gonzales(3)            59,843                    70,650                    142,040
Dr. Norman Hackerman                    61,387                    78,500                    124,768
Dr. John W. Lancaster                   66,427                    80,500                    131,914
Kenneth J. Lavery                       66,941                    71,350                     66,911
Ben H. Love                             66,845                    80,250                    131,914
Dr. John E. Maupin, Jr.                 61,293                    79,500                    112,157



(1) All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2006, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 8 years; Messrs. Devin and Lavery - 5 years.


(2) Includes VC I, VC II, SunAmerica Series Trust, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust, AIG SunAmerica Focused Alpha Growth Fund, Inc., AIG SunAmerica Focused Alpha Large Cap Fund, Inc., and SunAmerica Money Market Funds.


(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2006, the current value of the deferred compensation is $40,851 and $25,688 for Dr. Ebner and Mr. Gonzales, respectively.



Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.



VC I also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. VC I is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.


            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT

COMPENSATION AT    5 YEARS                                            10 OR MORE
  RETIREMENT      AND UNDER   6 YEARS   7 YEARS   8 YEARS   9 YEARS      YEARS
---------------   ---------   -------   -------   -------   -------   ----------
    $20,000        $10,000    $12,000   $14,000   $16,000   $18,000     $20,000
    $30,000        $15,000    $18,000   $21,000   $24,000   $27,000     $30,000
    $40,000        $20,000    $24,000   $28,000   $32,000   $36,000     $40,000
    $50,000        $25,000    $30,000   $35,000   $40,000   $45,000     $50,000

    $60,000        $30,000    $36,000   $42,000   $48,000   $54,000     $60,000
    $70,000        $35,000    $42,000   $49,000   $56,000   $63,000     $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well established industries

     -    High rates of return on funds employed

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B
                              INVESTMENT PRACTICES


                                     BLUE   BROAD CAP
                           ASSET     CHIP     VALUE      CAPITAL     CORE    CORE   FOREIGN  GLOBAL   GLOBAL   GOVERNMENT  GROWTH &
                        ALLOCATION  GROWTH   INCOME   CONSERVATION  EQUITY   VALUE   VALUE   EQUITY  STRATEGY  SECURITIES   INCOME
                        ---------- -------- --------- ------------ -------- ------ -------- -------- -------- ------------ --------
Adjustable Rate             Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
   Securities
Asset-Backed Securities     Y          Y        N           Y         Y        Y      N        Y         N          Y          Y
Bank Obligations            Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
Convertible Securities      Y          Y        Y           Y         Y        Y      Y        Y         Y          N          Y
Depositary Receipts         Y          Y        Y           Y         Y        Y      Y      Y(25%)      Y          Y          Y
Equity Securities           Y          Y    Y (>=80%)    Y(10%)    Y(>=80%)    Y      Y     Y(>=80%)     Y          Y          Y
   Common Stock-Large       Y      Y(>=80%)     Y           Y         Y        Y      Y        Y         Y          Y          Y
      Cap Issuers
   Common Stocks -          Y                   Y           Y         Y        Y      Y        Y         Y          Y          Y
      Mid-Cap Issuers
   Common Stocks -
      Small Cap Issuers     Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
   Preferred Stocks         Y          Y        Y           Y         N        Y      Y        Y         Y          N          Y
   Warrants/rights          Y          Y        Y           Y         Y        Y      Y        Y         N          Y          Y
Eurodollar Obligations      Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
Fixed Income Securities
   (investment grade)       Y       Y(10%)    Y(5%)      Y(75%)       Y        Y    Y(10%)   Y(20%)    Y(40%)   Y(>=80%)       Y
   Inflation indexed        N          N        N           N         N        N      Y        N         Y          N          N
      bonds
   Junk bonds               N          N      Y(5%)      Y(20%)       N        Y    Y(5%)    Y(5%)     Y(40%)       N          N
   Variable rate demand
      notes                 Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
Foreign Currency            Y          Y        N           Y         Y        Y      Y        Y         Y          Y          Y
Foreign Currency            Y          Y        Y           Y         Y        Y      Y        Y         Y          N          Y
   Exchange
Trans./Forward
   Contracts
Foreign Securities        Y(35%)    Y(20%)   Y(20%)      Y(20%)     Y(35%)  Y(35%) Y(>=80%) Y(100%)   Y(100%)    Y(20%)     Y(35%)
   (including non-U.S.
   denominated)
   Equity securities        Y          Y        Y           N         Y        Y      Y     Y(>=80%)     Y          Y          Y
   Fixed income             Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
      securities
      (including money
      market
      securities)
                                                                                                              (U.S. dollar
                                                                                                                 denom.)
   Emerging markets         Y          Y        N           N         N        Y      Y      Y(25%)    Y(20%)       N          N
Hybrid Instruments        Y(10%)    Y(10%)   Y(10%)      Y(10%)     Y(10%)  Y(10%)  Y(10%)   Y(10%)    Y(10%)    Y(10%)     Y(10%)
   (Includes indexed or
   structured
   securities/notes and
   ETFs, except as
   below)
Illiquid Securities         Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
IPOs                        N          Y        Y           N         Y        Y      N        Y         N          N          N
Lending Portfolio           Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
   Securities
Loan Participations         Y          Y        N           Y         Y        Y      N        Y         N          Y          Y
Money Market Securities     Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
Mortgage Related            Y          N      Y(5%)         Y         Y        Y      Y        Y         Y          Y          Y
   Securities
   Mortgage pass            Y          N        Y           Y         Y        Y      Y        Y         Y          Y          Y
      through
      securities
      (including  GNMA,
      FNMA or GHLMC)

                                   APPENDIX B
                              INVESTMENT PRACTICES


                                     BLUE   BROAD CAP
                           ASSET     CHIP     VALUE      CAPITAL     CORE    CORE   FOREIGN  GLOBAL   GLOBAL   GOVERNMENT  GROWTH &
                        ALLOCATION  GROWTH   INCOME   CONSERVATION  EQUITY   VALUE   VALUE   EQUITY  STRATEGY  SECURITIES   INCOME
                        ---------- -------- --------- ------------ -------- ------ -------- -------- -------- ------------ --------
   CMOs                     Y          N        Y           Y         Y        Y      Y        Y         Y          Y          Y
   Commercial mort-         Y          N        Y           Y         Y        Y      Y        Y         Y          Y          Y
      backed secs.
   Stripped mortgage        Y          N        Y           Y         Y        Y      Y        Y         Y          Y          Y
      backed securities
   CMO residuals            Y          N        Y           Y         Y        Y      Y        Y         Y          Y          Y
   Mortgage dollar          Y          N        Y           Y         Y        N      Y        Y         Y          Y          N
      rolls
Options and Futures         Y       Y(25%)      N           Y       Y(10%      Y    Y(5%)    Y(20%)    Y(5%)        Y          Y
   Contracts
   Options on               Y          Y        N           Y         Y        Y      Y        Y         Y          Y          Y
      securities/
      indexes
   Writing/purchasing       Y          Y        N           Y         Y        Y      Y        Y         Y          Y          Y
      covered
      call/put options
   Financial futures        Y          Y        N           Y         Y        Y      Y        Y         Y          Y          Y
      contracts
   Options on financial     Y          Y        N           Y         Y        Y      Y        Y         Y          Y          Y
      futures contracts
   OTC Options              N          N        N           Y         N        N      Y        Y         Y          Y          N
   Unlisted options         N          Y        N           Y         Y        N      Y        Y         Y          Y          Y
Other Investment            Y          Y        Y           N         Y        Y      Y      Y(10%)      Y          N          Y
   Companies
Real Estate Securities      Y          Y     Y(15%)         Y         Y        Y      Y      Y(10%)      Y          Y          Y
   & REITs
Repurchase Agreements       Y          Y        Y           Y         Y        Y      Y      Y(25%)      Y          Y          Y
Reverse Repurchase          N          Y        Y           N         Y        N      Y        Y         Y          N          N
   Agreements
Rule 144A Securities        Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
Short Sales (Against        Y          Y        Y           Y         Y        Y      N        Y         Y          Y          Y
   the Box)
Swap Agreements             Y          N      Y(5%)       Y(5%)       N        N    Y(5%)    Y(20%)    Y(5%)      Y(5%)        N
   Credit default swaps   Y(10%)       N        N           Y         N        N      N        N         N          Y          N
   Currency exchange        Y          N        N           Y         N        N      N        Y         N          Y          N
      rate swaps
   Interest rate swaps      Y          N        N           Y         N        N      N        Y         N          Y          N
   Total return swaps       N          N        Y           N         N        N      Y        Y         Y          N          N
      (equity)
Unseasoned Issuers          N          N        N           N         N        Y      Y        N         Y          N          N
When-Issued                 Y          Y        Y           Y         Y        Y      Y        Y         Y          Y          Y
   (delayed-delivery)
   securities

                                   APPENDIX B
                              INVESTMENT PRACTICES



                                                          INTERNATIONAL
                          HEALTH  INFLATION INTERNATIONAL   GOVERNMENT  INTERNATIONAL
                         SCIENCES PROTECTED   EQUITIES         BOND       GROWTH I
                         -------- --------- ------------- ------------- -------------
Adjustable Rate             Y         Y            Y             Y             Y
   Securities
Asset-Backed Securities     Y         Y            Y             Y             Y
Bank Obligations            Y         Y            Y             Y             Y
Convertible Securities      Y         Y            Y             N             Y
Depositary Receipts       Y(20%)      Y            Y             Y             Y
Equity Securities        Y(>=80%)     Y        Y(>=80%)          Y             Y
   Common Stock-Large       Y         Y            Y             Y             Y
      Cap Issuers
   Common Stocks -          Y         Y            Y             Y             Y
      Mid-Cap Issuers
   Common Stocks - Small    Y         Y            Y             Y             Y
      Cap Issuers
   Preferred Stocks         Y         Y            Y             Y             Y
   Warrants/rights          Y         Y            Y             N             Y
Eurodollar Obligations      Y         Y            Y             Y             Y
Fixed Income Securities     Y     Y(>=80%)         Y         Y(>=80%)          Y
   (investment grade)
   Inflation indexed        N         Y            N             N             N
      bonds
   Junk bonds               N      Y(10%)          N             Y             N
   Vvariable rate demand    Y         Y            Y             Y             Y
      notes
Foreign Currency            Y         Y            Y             Y             Y
Foreign Currency            Y         Y            Y             Y             Y
   Exchange
Trans./Forward Contracts
Foreign Securities        Y(35%)   Y(30%)          Y         Y(>=80%)      Y(>=80%)
   (including non-U.S.
   denominated)

   Equity securities        Y         Y        Y(>=80%)          Y             Y
   Fixed income             Y         Y            Y             Y             Y
      securities
      (including money
      market securities)
   Emerging markets         Y         Y            N             Y          Y(20%)
Hybrid Instruments        Y(10%)    Y(5%)       Y(10%)        Y(10%)        Y(10%)
   (Includes indexed or
   structured securities
   /notes and ETFs)
Illiquid Securities         Y         Y            Y             Y             Y
IPOs (Include %)            Y         N            N             N             Y
Lending Portfolio           Y         Y            Y             Y             Y
   Securities
Loan Participations         Y         Y            Y             Y             Y
Money Market Securities     Y         Y            Y             Y             Y
Mortgage Related            N         Y            Y             Y             Y
   Securities
   Mortgage pass through    N         Y            Y             Y             Y
      securities
      (including GNMA,
      FNMA or GHLMC)

                           LARGE    LARGE            MID CAP           NASDAQ
                            CAP    CAPITAL  MID CAP STRATEGIC   MONEY    100
                           CORE    GROWTH    INDEX    GROWTH  MARKET I  INDEX
                         -------- -------- -------- --------- -------- ------
Adjustable Rate              Y        Y       Y          Y        Y       Y
   Securities
Asset-Backed Securities      Y        Y       Y          Y        Y       Y
Bank Obligations             Y        Y       Y          Y        Y       Y
Convertible Securities       Y        Y       N          Y        N       N
Depositary Receipts          Y     Y(25%)     Y          Y        N       Y
Equity Securities            Y        Y       Y          Y        N       Y
   Common Stock-Large    Y(>=80%) Y(>=80%)    Y          Y        N       Y
      Cap Issuers
   Common Stocks -           Y        Y    Y(>=80%)  Y(>=80%)     N       Y
      Mid-Cap Issuers
   Common Stocks - Small     Y        Y       Y          Y        N       Y
      Cap Issuers
   Preferred Stocks          Y        Y       N          Y        N       N
   Warrants/rights           N        Y       Y          Y        N       Y
Eurodollar Obligations       Y        Y       Y          Y        Y       Y
Fixed Income Securities   Y(20%)      Y       Y          Y        Y       Y
   (investment grade)
   Inflation indexed         Y        N       N          N        N       N
      bonds
   Junk bonds             Y(20%)      N       N          N        N       N
   Vvariable rate demand     Y        Y       Y          Y        N       Y
      notes
Foreign Currency             Y        Y       Y          Y        Y       Y
Foreign Currency             Y        Y       Y          Y        N       Y
   Exchange
Trans./Forward Contracts
Foreign Securities        Y(20%)   Y(25%)   Y(20%)    Y(25%)   Y(20%)  Y(20%)
   (including non-U.S.                                          (U.S.
   denominated)                                                dollar
                                                               denom.)
   Equity securities         Y        Y       Y          Y        N       Y
   Fixed income              Y        Y       Y          Y        Y       Y
      securities
      (including money
      market securities)
   Emerging markets       Y(20%)      Y       N          Y        N       N
Hybrid Instruments        Y(10%)   Y(10%)   Y(10%)    Y(10%)      N    Y(10%)
   (Includes indexed or
   structured securities
   /notes and ETFs)
Illiquid Securities          Y        Y       Y          Y        Y       Y
IPOs (Include %)             Y        N       N          Y        N       N
Lending Portfolio            Y        Y       Y          Y        Y       Y
   Securities
Loan Participations          Y        Y       Y          Y        Y       Y
Money Market Securities      Y        Y       Y          Y        Y       Y
Mortgage Related             Y        Y       Y          N        Y       Y
   Securities
   Mortgage pass through     Y        Y       Y          N        Y       Y
      securities
      (including GNMA,
      FNMA or GHLMC)

                                   APPENDIX B
                              INVESTMENT PRACTICES



                                                          INTERNATIONAL
                          HEALTH  INFLATION INTERNATIONAL   GOVERNMENT  INTERNATIONAL
                         SCIENCES PROTECTED   EQUITIES         BOND       GROWTH I
                         -------- --------- ------------- ------------- -------------
   CMOs                     N         Y            Y             Y             Y
   Commercial mort-         N         Y            Y             Y             Y
      backed secs.
   Stripped mortgage        N         Y            Y             Y             Y
      backed securities
   CMO residuals            N         Y            Y             Y             Y
   Mortgage dollar rolls    N         Y            N             N             N
Options and Futures       Y(25%)      Y            Y             Y             Y
   Contracts
   Options on securities    Y         Y            Y             Y             Y
      /indexes
   Writing/purchasing       Y         Y            Y             Y             Y
      covered call/put
      options
   Financial futures        Y         Y            Y             Y             Y
      contracts
   Options on financial     Y         Y            Y             Y             Y
      futures contracts
   OTC Options              N         Y            Y             Y             N
   Unlisted options         Y         Y            Y             Y             N
Other Investment            Y         Y            Y             Y             Y
   Companies
Real Estate Securities &    Y         Y            Y             Y             Y
   REITs
Repurchase Agreements       Y         Y            Y             Y             Y
Reverse Repurchase          Y         Y            N             N             N
   Agreements
Rule 144A Securities        Y         Y            Y             Y             Y
Short Sales (Against        Y         Y            Y             Y             Y
   the Box)
Swap Agreements (5%         N       Y(5%)          N             Y             N
   limitation on any
   single contract)
   Credit default swaps     N         N            N             N             N
   Currency exchange        N         Y            N             Y             N
      rate swaps
   Interest rate swaps      N         Y            N             Y             N
   Total return swaps       N         Y            N             N             N
      (equity)
Unseasoned Issuers          Y         N            N             N             Y
When-Issued (delayed-       Y         Y            Y             Y             Y
   delivery) securities

                           LARGE    LARGE            MID CAP           NASDAQ
                            CAP    CAPITAL  MID CAP STRATEGIC   MONEY    100
                           CORE    GROWTH    INDEX    GROWTH  MARKET I  INDEX
                         -------- -------- -------- --------- -------- ------
   CMOs                      Y        Y       Y          N        Y       Y
   Commercial mort-          Y        Y       Y          N        Y       Y
      backed secs.
   Stripped mortgage         Y        Y       Y          N        Y       Y
      backed securities
   CMO residuals             Y        Y       Y          N        Y       Y
   Mortgage dollar rolls     Y        N       N          N        N       N
Options and Futures          Y     Y(25%)     Y          Y        N       Y
   Contracts
   Options on securities   Y(5%)      Y       Y          Y        N       Y
      /indexes
   Writing/purchasing        Y        Y       Y          Y        N       Y
      covered call/put
      options
   Financial futures         Y        Y       Y          Y        N       Y
      contracts
   Options on financial      Y        Y       Y          Y        N       Y
      futures contracts
   OTC Options               Y        Y       N          Y        N       N
   Unlisted options          Y        Y       N          Y        N       N
Other Investment             Y        Y       Y          Y        N       Y
   Companies
Real Estate Securities &     N        Y       Y          Y        N       Y
   REITs
Repurchase Agreements        Y        Y       Y          Y        Y       Y
Reverse Repurchase           Y        Y       N          Y        N       N
   Agreements
Rule 144A Securities         Y        Y       Y          Y        Y       Y
Short Sales (Against         Y        Y       Y          Y        N       Y
   the Box)
Swap Agreements (5%          Y        Y       Y          N        N       Y
   limitation on any
   single contract)
   Credit default swaps      N        N       N          N        N       N
   Currency exchange         Y        Y       N          N        N       N
      rate swaps
   Interest rate swaps       Y        Y       N          N        N       N
   Total return swaps        Y        N       N          N        N       N
      (equity)
Unseasoned Issuers           N        N       N          N        N       N
When-Issued (delayed-        Y        Y       Y          Y        N       Y
   delivery) securities

                                   APPENDIX B
                              INVESTMENT PRACTICES



                                                SMALL CAP   SMALL  SMALL CAP SMALL CAP
                            SCIENCE &   SMALL  AGGRESSIVE    CAP    SPECIAL  STRATEGIC   SOCIAL   STOCK  VALIC
                           TECHNOLOGY    CAP     GROWTH     INDEX    VALUES    GROWTH  AWARENESS  INDEX  ULTRA  VALUE
                           ---------- -------- ---------- -------- --------- --------- --------- ------ ------ ------
Adjustable Rate Securities      Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Asset-Backed Securities         Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Bank Obligations                Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Convertible Securities          Y         Y         Y        N          Y        Y          Y      N       Y      Y
Depositary Receipts             Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Equity Securities           Y (>=80%)     Y         Y        Y          Y        Y          Y      Y       Y      Y
   Common Stock-Large Cap       Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      Issuers
   Common Stocks - Mid-Cap      Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      Issuers
   Common Stocks - Small        Y     Y(>=80%)  Y(>=80%)  Y(>=80%)  Y(>=80%)  Y(>=80%)      Y      Y       Y      Y
      Cap Issuers
   Preferred Stocks             Y         Y         Y        N          Y        N          Y      Y       Y      Y
   Warrants/Rights              Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Eurodollar Obligations          Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Fixed Income Securities         Y         Y      Y(20%)      Y       Y(20%)    Y(20%)       Y    Y(35%)    Y      Y
   (investment grade)
   Inflation indexed bonds      N         N         N        N          Y        Y          N      Y       N      N
   Junk bonds                   N         N         N        N        Y(5%)      N          N      N       N      Y
   Variable rate demand         Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      notes
Foreign Currency                Y         Y         N        Y          Y        Y          Y      Y       Y      Y
Foreign Currency Exchange       Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
   Trans./Forward
   Contracts
Foreign Securities           Y(30%)    Y(30%)    Y(10%)    Y(20%)    Y(20%)    Y(20%)    Y(20%)  Y(20%) Y(20%) Y(25%)
   (including non-U.S.
   denominated)
   Equity securities            Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
   Fixed income securities      Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      (including money
      market securities)
   Emerging markets          Y(20%)       N       Y(5%)      N       Y(20%)    Y(20%)       N      N       Y      Y
Hybrid Instruments           Y(10%)    Y(10%)    Y(10%)    Y(10%)    Y(10%)    Y(10%)    Y(10%)  Y(10%) Y(10%) Y(10%)
   (Includes indexed or
   structured securities/
   notes and ETFs)
Illiquid Securities             Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
IPOs                            Y         Y         N        N          Y        Y          N      N       Y      Y
Lending Portfolio               Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
   Securities
Loan Participations             Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Money Market Securities         Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Mortgage Related                N         Y         Y        Y          Y        Y          Y      Y       Y      Y
   Securities
   Mortgage pass through        N         Y         Y        Y          Y        Y          Y      Y       Y      Y
      securities
      (including GNMA,
      FNMA or GHLMC)

                                   APPENDIX B
                              INVESTMENT PRACTICES



                                                SMALL CAP   SMALL  SMALL CAP SMALL CAP
                            SCIENCE &   SMALL  AGGRESSIVE    CAP    SPECIAL  STRATEGIC   SOCIAL   STOCK  VALIC
                           TECHNOLOGY    CAP     GROWTH     INDEX    VALUES    GROWTH  AWARENESS  INDEX  ULTRA  VALUE
                           ---------- -------- ---------- -------- --------- --------- --------- ------ ------ ------
   CMOs                         N         Y         Y        Y          Y        Y          Y      Y       Y      Y
   Commercial mort-backed       N         Y         Y        Y          Y        Y          Y      Y       Y      Y
      secs.
   Stripped mortgage            N         Y         Y        Y          Y        Y          Y      Y       Y      Y
      backed securities
   CMO residuals                N         Y         Y        Y          Y        Y          Y      Y       Y      Y
   Mortgage dollar rolls        N         N         Y        N          Y        Y          N      N       N      N
Options and Futures             Y      Y(15%)    Y(15%)      Y       Y(20%)    Y(15%)       Y    Y(5%)     Y      Y
   Contracts
   Options on securities/       Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      indexes
   Writing/purchasing           Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      covered call/put
      options
   OTC options                  Y         Y         Y        N          Y        Y          N      Y       Y      Y
   Financial futures            Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      contracts
   Options on financial         Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
      futures contracts
   Unlisted options             Y         Y         Y        N          Y        Y          N      N       N      N
Other Investment Companies      Y         Y         Y        Y       Y(10%)      Y          Y      Y       Y      Y
Real Estate Securities &        Y         Y         Y        Y       Y(10%)      Y          Y      Y       Y      Y
   REITs
Repurchase Agreements           Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
Reverse Repurchase              Y         Y         Y        N          Y        Y          N      N       N      N
   Agreements
Rule 144A Securities            Y         Y         Y        Y       Y(15%)      Y          Y      Y       Y      Y
Short Sales                     Y         Y         Y        Y          N        Y          Y      Y       Y      Y
   (Against the Box)
Swap Agreements                 N         N       Y(5%)      N       Y(20%)    Y(10%)       N      N       N    Y(5%)
   (5% limitation on any
   single contract)
   Credit default swaps         N         N         N        N          N        N          N      N       N      N
   Currency exchange rate       N         N         N        N          Y        Y          N      N       N      Y
      swaps
   Interest rate swaps          N         N         N        N          Y        Y          N      N       N      Y
   Total return swaps           N         N         Y        N          Y        Y          N      N       N      Y
      (equity)
Unseasoned Issuers              Y         Y         N        N          Y        N          N      N       Y      N
When-Issued (delayed-           Y         Y         Y        Y          Y        Y          Y      Y       Y      Y
   delivery) securities

                                 VALIC COMPANY I

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a. (1)      Articles of Incorporation. (7)
   (2)      Articles Supplementary to the Articles of Incorporation, effective
            April 10, 1990. (7)
   (3)      Articles Supplementary to the Articles of Incorporation, effective
            September 28, 1990. (7)
   (4)      Amendment One to the Articles of Incorporation, effective
            October 1, 1991. (7)
   (5)      Amendment Two to the Articles of Incorporation, effective May 1,
            1992. (7)
   (6)      Articles Supplementary to the Articles of Incorporation, effective
            May 1, 1992. (7)
   (7)      Articles Supplementary to the Articles of Incorporation, effective
            January 20, 1994. (7)
   (8)      Articles Supplementary to the Articles of Incorporation, effective
            February 4, 1994. (7)
   (9)      Articles Supplementary to the Articles of Incorporation, effective
            February 4, 1994. (7)
   (10)     Articles Supplementary to the Articles of Incorporation, effective
            May 1, 1995. (7)
   (11)     Articles of Amendment to the Articles of Incorporation, effective
            October 1, 1997. (6)
   (12)     Restated Articles of Incorporation, effective December 31,
            2001. (10)
   (13)     Articles of Amendment to the Articles of Incorporation, effective
            December 31, 2001. (11)
   (14)     Articles Supplementary to Restated Articles of Incorporation,
            effective September 29, 2004. (16)
   (15)     Articles of Amendment to the Articles of Incorporation, effective
            September 16, 2005. (18)
   (16)     Articles Supplementary to Restated Articles of Incorporation,
            effective September 19, 2005. (18)
   (17)     Articles of Amendment to the Articles of Incorporation, effective
            May 8, 2006. Filed herewith.

b.          By-Laws as amended and restated October 29, 1991 (7)

c.          Not Applicable

d. (1) Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (15)
   (1)(a) Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (17)
   (1)(b) Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. (19)
   (1)(c) Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. (19)
   (1)(d) Amendment No. 4 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on May 26, 2006. Filed herewith.
   (2)      Investment Sub-Advisory Agreement between The Variable Annuity
            Life

            Insurance Company ("VALIC") and AIG Global Investment Corp., dated
            January 1, 2002. (11)
   (3) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp., dated December 20, 2004. (17)
   (4)      Investment Sub-Advisory Agreement between VALIC and American Century
            Investment Management, Inc. dated August 29, 2001. (8)
   (5) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated June 21,
            2004. (15)
   (6)      Investment Sub-Advisory Agreement between VALIC and Franklin
            Portfolio Associates, LLC, dated June 21, 2004. (15)
   (7)      Investment Sub-Advisory Agreement between VALIC and
            OppenheimerFunds, Inc., dated June 21, 2004. (15)
   (8)      Investment Sub-Advisory Agreement between VALIC and AIG SunAmerica
            Asset Management Corp., dated January 1, 2002. (11)
   (9) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG Sun America Asset Management Corp., dated December 20,
            2004. (17)
   (10)     Investment Sub-Advisory Agreement between VALIC and T. Rowe Price
            Associates, Inc. (Science & Technology Fund) dated August 29,
            2001. (8)
   (11)     Investment Sub-Advisory Agreement between VALIC and T. Rowe Price
            Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29,
            2001. (8)
   (12)     Investment Sub-Advisory Agreement between VALIC and WM Advisors,
            Inc., dated January 1, 2002. (10)
   (13)     Investment Sub-Advisory Agreement between VALIC and Wellington
            Management Company LLP dated August 29, 2001. (8)
   (14)     Investment Sub-Advisory Agreement between VALIC and A I M Capital
            Management, Inc. (Large Capital Growth Fund) dated December 20,
            2004. (17)
   (15)     Investment Sub-Advisory Agreement between VALIC and John McStay
            Investment Counsel, LP (Mid Capital Growth Fund) dated December 20,
            2004. (17)
   (16)     Investment Sub-Advisory Agreement between VALIC and Morgan Stanley
            Investment Management Inc. (Mid Capital Growth Fund) dated
            December 20, 2004. (17)
   (17)     Investment Sub-Advisory Agreement between VALIC and Massachusetts
            Financial Services Company (International Growth I Fund) dated
            June 20, 2005. (18)
   (18)     Investment Sub-Advisory Agreement between VALIC and RCM Capital
            Management LLC (Science & Technology Fund) dated September 19,
            2005. (18)
   (19) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund) dated June 20, 2005. (19)
   (20) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc.
            (International Growth I Fund) dated June 20, 2005. (19)
   (21) Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, LLC (VALIC Ultra Fund) dated December 5, 2005. Filed herewith.
   (22)     Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley,
            Mewhinney & Strauss, Inc. (Broad Cap Value Fund) dated December 5,
            2005. Filed herewith.
   (23)     Investment Sub-Advisory Agreement between VALIC and Credit Suisse
            Asset Management, LLC (Small Cap Aggressive Growth Fund) dated

            December 5, 2005. Filed herewith.
   (24)     Investment Sub-Advisory Agreement between VALIC and Evergreen
            Investment Management Company, LLC (Large Cap Core Fund, Small Cap
            Special Values Fund, Small Cap Strategic Growth Fund) dated
            December 5, 2005. Filed herewith.
   (25)     Investment Sub-Advisory Agreement between VALIC and Franklin
            Advisers, Inc. (Global Strategy Fund) dated December 5, 2005.
            Filed herewith.
   (26)     Investment Sub-Advisory Agreement between VALIC and Putnam
            Investment Management, LLC (Small Cap Special Values Fund, Global
            Equity Fund) dated December 5, 2005. Filed herewith.
   (27)     Investment Sub-Advisory Agreement between Templeton Global Advisers
            Limited (Foreign Value Fund) dated December 5, 2005. Filed herewith.
   (28)     Investment Sub-Advisory Agreement between Templeton Investment
            Counsel, LLC (Global Strategy Fund) dated December 5, 2005.
            Filed herewith.
   (29)     Investment Sub-Advisory Agreement between Bridgeway Capital
            Management, Inc. (Small Cap Fund) dated October 1, 2006.
            Filed herewith.

e.          Distribution Agreement between Registrant and American General
            Distributors, Inc. dated October 19, 2005. Filed herewith.

f.          Not Applicable

g. (1)(a)   Custodian Contract between Registrant and State Street Bank and
            Trust Company dated January 27, 1994. (7)
      (b)   Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (6)
      (c)   Amendment to Custodian Contract between Registrant and State Street
            Bank and Trust Company dated October 30, 1995. (6)
      (d)   Amendment to Custodian Contract dated October 18, 2000. (9)
   (2)      Securities Lending Authorization Agreement as Amended between
            Registrant and State Street Bank and Trust Company effective
            July 15, 1995. (7)

h. (1)      Amended and Restated Transfer Agency and Service Agreement between
            Registrant and VALIC dated October 17, 2000. (8)
   (2)      Amended and Restated Accounting Services Agreement between
            Registrant and VALIC effective May 1, 2001. (8)
   (3)      Administrative Services Agreement between Registrant and SunAmerica
            Asset Management Corp. effective October 1, 2001. (9)
   (4)      Remote Access Service Agreement between Registrant and State Street
            Bank and Trust Company dated August 18, 2003. (14)

i.          Legal Opinion. Filed herewith.

j.          Consent of Independent Auditors. Filed herewith.

k.          Not Applicable

l.          Not Applicable

m.          Not Applicable

n.          Not Applicable

o.          Reserved

p. (1)      Code of Ethics - American Century Investment Management, Inc. (15)
   (2)      Code of Ethics - T Rowe Price Associates, Inc. (15)
   (3)      Code of Ethics - Wellington Management Company LLP. (13)
   (4)      Code of Ethics - WM Advisors, Inc. (13)
   (5)      Code of Ethics - SunAmerica Asset Management Corp. (11)
   (6)      Code of Ethics - AIG Global Investment Corp. Filed herewith.
   (7)      Code of Ethics - AIG SunAmerica Asset Management Corp. and VALIC
            dated May 15, 2006. Filed herewith
   (8)      Code of Ethics - Franklin Portfolio Associates, LLC. (15)
   (9)      Code of Ethics - OppenheimerFunds, Inc. Filed herewith.
   (10)     Code of Ethics - A I M Capital Management, Inc. (17)
   (11)     Code of Ethics - Brazos Capital Management, L.P. (17)
   (12)     Code of Ethics - Morgan Stanley Asset Management Inc. (17)
   (13)     Code of Ethics - Massachusetts Financial Services Company. (18)
   (14)     Code of Ethics - RCM Capital Management, LLC. (18)
   (15)     Code of Ethics - Barrow, Hanley, Mewhinney & Strauss, Inc. (19)
   (16)     Code of Ethics - Credit Suisse Asset Management, LLC. (19)
   (17)     Code of Ethics - Evergreen Investment Management Company, LLC. (19)
   (18)     Code of Ethics - Franklin Advisers, Inc. (19)
   (19)     Code of Ethics - Putnam Investment Management, LLC. (19)
   (20)     Code of Ethics - Templeton Investment Counsel, LLC. (19)
   (21)     Code of Ethics - Templeton Global Advisers Limited. (19)
   (22)     Code of Ethics - Bridgeway Capital Management, Inc. Filed herewith.

q.          Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven,
            Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales,
            Jr., Dr. Norman Hackerman, Mr. Peter Harbeck, Dr. John W. Lancaster,
            Mr. Kenneth Lavery, Mr. Ben H. Love and Dr. John E. Maupin, Jr.
            Filed herewith.

Footnotes:

1. Incorporated by reference to the Registrant's Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No.
     0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No.
     0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No.
     0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No.
     0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No.
     0000950129-02-000177).

11. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12. Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13. Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631).

16. Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83681).

17. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83681).

18. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83681).

19. Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2005 (File No. 2-83681).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

Registrant's Restated Articles of Incorporation, Item 22. a. (12.) of this Registration Statement, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $45 million in the aggregate. Insurance providers are as follows:

     Arch Insurance Company
     One Liberty Plaza, 53rd Floor
     New York, New York 10006

     Twin City Fire Insurance Company
     2 Park Avenue
     New York, New York 10016

     Liberty Mutual Insurance Company
     55 Water Street, 18th Floor
     New York, New York 10016

     U.S. Specialty Insurance Company
     37 Radio Circle Drive
     Mount Kisco, New York 10549

     Federal Insurance Company
     55 Water Street
     New York, New York 10041

Section 3 of the Investment Advisory Agreement (the "Agreement") between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC's directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption "About the Series Company's Management" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Adviser" of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") (the "Distributor") acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II. The principal business address for all the officers and directors shown below is 2929 Allen Parkway, Houston, Texas 77019.

(b) The following information is furnished with respect to each officer and director of the Distributor.

NAME AND PRINCIPAL        POSITION AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS          AMERICAN GENERAL DISTRIBUTORS, INC.
------------------        -------------------------------------
Evelyn M. Curran     Director, Chief Executive Officer and President
Mary L. Cavanaugh    Director and Assistant Secretary
David H. den Boer    Director, Senior Vice President and Secretary
Thomas G. Norwood    Executive Vice President
Krien VerBerkmoes    Chief Compliance Officer
John Reiner          Chief Financial Officer and Treasurer
Daniel R. Cricks     Tax Officer
Debra L. Herzog      Assistant Secretary
Paula Payne          Assistant Secretary
Kortney S. Farmer    Assistant Secretary

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE ADMINISTRATOR
AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

A I M Capital Management, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

American Century Global Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Barrow, Hanley, Mewhinney & Strauss, Inc.
2200 Ross Avenue, 31st Floor
Dallas, Texas 75201

Brazos Capital Management, LP
(formerly John McStay Investment Counsel, LP)
5949 Sherry Lane
Suite 1600
Dallas, Texas 75225

Bridgeway Capital Management, Inc.
5615 Kirby Drive, Suite 518
Houston, Texas 77005-2448

Credit Suisse Asset Management LLC
466 Lexington Avenue
New York, New York 10017

Evergreen Investment Management Company, LLC
200 Berkeley Street
Boston, Massachusetts 02116

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403

Franklin Portfolio Associates, LLC
One Boston Place, 34th Floor
Boston, Massachusetts 02108

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

RCM Capital Management LLC
4 Embarcadero Center
San Francisco, California 94111

Templeton Global Advisers Limited

500 East Broward Boulevard, Suite 2100
Fort Lauderdale, Florida 33394

Templeton Investment Counsel, LLC
500 East Broward Boulevard, Suite 2100
Fort Lauderdale, Florida 33394

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Street
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

ITEM 29. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 30. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 46 (the "Amendment") to the Registration Statement under rule 485(b) under the Securities Act and has duly caused the Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 18th day of September, 2006.

VALIC Company I


By: /s/ EVELYN M. CURRAN
    ---------------------------------
    Evelyn M. Curran, President
    (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                           Title                       Date
---------                                           -----                       ----


/s/ EVELYN M. CURRAN                    President                       September 18, 2006
-------------------------------------   (Principal Executive Officer)
Evelyn M. Curran


/s/ GREGORY K. KINGSTON                 Treasurer                       September 18, 2006
-------------------------------------   (Principal Financial Officer)
Gregory R. Kingston


                  *                     Director                        September 18, 2006
-------------------------------------
Thomas J. Brown


                  *                     Director                        September 18, 2006
-------------------------------------
Judith Craven


                  *                     Director                        September 18, 2006
-------------------------------------
William F. Devin


                  *                     Director                        September 18, 2006
-------------------------------------
Timothy J. Ebner


                  *                     Director                        September 18, 2006
-------------------------------------
Gustavo E. Gonzales, Jr.


                  *                     Director                        September 18, 2006
-------------------------------------
Norman Hackerman


                  *                     Director                        September 18, 2006
-------------------------------------
Peter A. Harbeck


                  *                     Director                        September 18, 2006
-------------------------------------
John W. Lancaster


                  *                     Director                        September 18, 2006
-------------------------------------
Kenneth J. Lavery


                  *                     Director                        September 18, 2006
-------------------------------------
Ben H. Love


                  *                     Director                        September 18, 2006
-------------------------------------
John E. Maupin, Jr.


*By: /s/ NORI L. GABERT
     --------------------------------
     Nori L. Gabert
     Attorney-in-Fact

                                  EXHIBIT INDEX

ITEM 23.

a. (17)   Articles of Amendment to the Articles of Incorporation, effective May
          8, 2006.

d. (1d)   Amendment No. 4 to Investment Advisory Agreement between VALIC and the
          Registrant, dated January 1, 2002, as amended on May 26, 2006.

d. (21)   Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and
          American Century Investment Management, LLC (VALIC Ultra Fund) dated
          December 5, 2005.

d. (22)   Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley,
          Mewhinney & Strauss, Inc. (Broad Cap Value Fund) dated December 5,
          2005.

d. (23)   Investment Sub-Advisory Agreement between VALIC and Credit Suisse
          Asset Management, LLC (Small Cap Aggressive Growth Fund) dated
          December 5, 2005.

d. (24)   Investment Sub-Advisory Agreement between VALIC and Evergreen
          Investment Management Company, LLC (Large Cap Core Fund, Small Cap
          Special Values Fund, Small Cap Strategic Growth Fund) dated December
          5, 2005.

d. (25)   Investment Sub-Advisory Agreement between VALIC and Franklin Advisers,
          Inc. (Global Strategy Fund) dated December 5, 2005.

d. (26)   Investment Sub-Advisory Agreement between VALIC and Putnam Investment
          Management, LLC (Small Cap Special Values Fund, Global Equity Fund) dated December 5, 2005.

d. (27)   Investment Sub-Advisory Agreement between Templeton Global Advisers
          Limited (Foreign Value Fund) dated December 5, 2005.

d. (28)   Investment Sub-Advisory Agreement between Templeton Investment
          Counsel, LLC (Global Strategy Fund) dated December 5, 2005.

d. (29)   Investment Sub-Advisory Agreement between Bridgeway Capital
          Management, Inc. (Small Cap Fund) dated October 1, 2006.

e.        Distribution Agreement between Registrant and American General
          Distributors, Inc. dated October 19, 2005.

i.        Legal Opinion.

j.        Consent of Independent Auditors.

p. (6)    Code of Ethics - AIG Global Investment Corp.

p. (7)    Code of Ethics - AIG SunAmerica Asset Management Corp. and VALIC dated
          May 15, 2006.

p. (9)    Code of Ethics - OppenheimerFunds, Inc.

p. (22)   Code of Ethics - Bridgeway Capital Management, Inc.

q.        Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr.
          William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr.,
          Dr. Norman Hackerman, Mr. Peter Harbeck, Dr. John W. Lancaster, Mr.
          Kenneth Lavery and Mr. Ben H. Love.